UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                               Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                       Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                      Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2016 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2016* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years		Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	9.55%	16.81%	19.47%	16.45%	4.46%		13.01%	8/5/1994	0.63%	0.63%
Ultra-Small Company	10.10%	15.56%	14.06%	13.03%	4.24%		14.08%	8/5/1994	1.27%	1.27%
Ultra-Small Co Market	9.12%	22.70%	21.47%	16.08%	5.74%		10.83%	7/31/1997	0.84%	0.84%
Small-Cap Momentum	5.94%	11.56%	13.73%	12.04%	N	A	11.75%	5/28/2010	3.96%[1]	0.91%[1]
Small-Cap Growth	4.61%	14.33%	16.10%	16.35%	5.11%		6.70%	10/31/2003	1.20%[1]	0.94%[1]
Small-Cap Value	14.74%	20.90%	26.79%	14.37%	5.47%		7.99%	10/31/2003	1.03%[1]	0.94%[1]
Blue Chip 35 Index	3.93%	7.74%	13.18%	14.36%	7.17%		6.78%	7/31/1997	0.25%[1]	0.15%[1]
Managed Volatility	0.07%	1.19%	2.42%	4.80%	2.75%		3.82%	6/30/2001	1.07%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2003 through 2016* (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Aggressive Investors 1	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.83%	19.47%
Ultra-Small Company	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%
Ultra-Small Co Market	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%
Small-Cap Momentum									-0.92%	14.18%	37.07%	-0.94%	0.14%	13.73%
Small-Cap Growth		11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%
Small-Cap Value		17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%
Blue Chip 35 Index	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%
Managed Volatility	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.
[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2016.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2016

Dear Fellow Shareholders,

Performance across all segments of the domestic equity markets was positive for the December quarter and for 2016. Small-cap value stocks delivered the greatest gains, as small size and the value factor were both strongly in favor. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and calendar year. We hope you find the letters helpful.

Loyal readers of our shareholder letters will remember the ongoing series of articles we’ve been writing on factor-based investing. In this report, we take a closer look at the debate surrounding the momentum factor. Our director of research, Dr. Andrew Berkin, provides an overview of the theories that potentially explain the momentum factor’s historical return premium, in “Understanding Factors: What Makes Momentum Work?” on page 2.

Bridgeway shareholders might also be familiar with our commitment to using trading strategies that maximize shareholder value. But as our head of equity trading, Dick Cancelmo, explains, some of the techniques that our traders use to buy and sell stocks efficiently can help anyone make day-to-day decisions that impact their financial lives. Read about the real-world benefits of a financial concept called arbitrage in “Think Like an Arbitrageur,” on page 3.

We have always thought a fair question to ask of any money manager is, “How do you invest your money?” On page 4, Bridgeway’s founder and chief investment officer, John Montgomery, publishes his target asset allocation plan. A note of caution: Each investor’s situation is different; we advise against just following his plan. Read on to learn more about his long-term view on asset allocation.

Finally, one of our newer Partners, Donald Chang, describes how he has come to understand — and be shaped by — Bridgeway’s commitment to transformative change. You can read his insights in “How Small Acts Compound to Create a Big Impact,” found on page 7.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets rose in the fourth quarter, capping a year of strong performance for stocks. These gains came amid a series of surprising global economic and political events, including the U.K.’s July vote to leave the European Union — which briefly roiled equity markets around the world — and the election of Donald Trump as President in November, which sparked a year-end rally for sectors such as Financials, Energy, Materials and Industrials. The S&P 500 returned 3.82% for the quarter and the Dow Jones Industrial Average returned 8.66%. For the year, the S&P 500 and the DJIA returned 11.96% and 16.50%, respectively.

All U.S. equity style categories, as defined by Russell Indices, were up for the quarter, with small-cap stocks strongly outperforming large-cap stocks. Value stocks also significantly outpaced growth stocks, as value was the best performing factor in both the fourth quarter and the calendar year. As a result, small-cap value stocks posted the best quarterly results, returning 14.07%. Mid-cap and large-cap growth stocks were the relative laggards, returning 0.46% and 1.01%, respectively.

Nearly all of the S&P 500 sectors recorded positive performance for the quarter, with Financials leading the gains, returning 21%. The majority of that upswing came after the November presidential election, as investors anticipated the positive impact of higher interest rates and inflation on this sector, as well as the prospect of reduced regulation under the new administration. Energy stocks continued their recovery, returning 7.3%, while Industrials were just behind with a 7.2% return. Only three sectors lost ground during the quarter. The newly independent Real Estate sector returned -4.5%, while Health Care returned -4.0% and Consumer Staples returned -2.0%.

Below are the stock market style box returns for the quarter and the calendar year.

Understanding Factors: What Makes Momentum Work?

Andrew L. Berkin, Director of Research

(Note: This article is a continuation of Bridgeway’s series on factor-based investing started in our 2014 semi-annual report)

Small size and value were two of the first characteristics that academics identified that help explain a stock’s performance and provide historical above-market returns — a phenomenon we now call factors. Small size and value remain among the best known and widely used factors today. But another factor has become increasingly popular with mutual fund managers and other institutional investors: momentum.

Momentum is the tendency for assets to maintain their recent performance. For example, stocks that have outperformed tend to continue to outperform in the near term, while those that have lagged continue to lag in the near term. It thus is a simple form of trend following, which has been an investing strategy for decades. But only in the early 1990s did academics identify momentum as a factor that investors could target in a repeatable way.

Like small size and value, the momentum factor has offered a long-term return premium. Between 1927 and September 2016, the highest momentum stocks had an average annualized return of 16.63%, compared to the 9.78% annualized return for the

2	Semi-Annual Report | December 31, 2016 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

stock market overall during the same period. It’s also pervasive, with studies finding momentum effective across asset types and international markets.

However, momentum gets a little odd compared to other factors: Despite its broad acceptance and usage, the reason why momentum works isn’t clearly understood. There are certainly arguments about the rationale for all factors, but the debate surrounding momentum is especially vigorous.

One group of potential explanations says that momentum arises from investor behavior, including the effects of optimism: Some studies found that momentum works best in up markets, when investors presumably are feeling more optimistic, while other studies noted that momentum tends to fail after down markets, when investors presumably are more pessimistic.

Another group of theories centers on market frictions, such as the impact of taxes. If a big potential capital gains tax bill causes investors to hold on to shares that have enjoyed strong performance, that delay can further prolong the stock’s climb.

And while there isn’t as clear a risk-based explanation for momentum as there is with small size or value, still other theories suggest that momentum’s premium is compensation for bearing some type of risk. For example, momentum could arise simply from the risk of paying too much for something. Certainly anyone who bought an internet stock in 1999 or a house in 2005 is familiar with the risk of losing a lot of money from chasing the returns of overvalued assets.

While there is ample evidence for each of these categories playing a role in explaining momentum, it’s unlikely that we’ll have a definitive answer any time soon. So instead of just contemplating what makes momentum work, it is also useful to study when momentum works — and when it doesn’t. Understanding that pattern of potential returns can help determine the best way to incorporate momentum into a diversified, factor-based investment strategy.

For example, as we mentioned above, momentum tends to fail after bear markets. But we also know from historical data that momentum is negatively correlated with value. When one does well, the other does poorly. That makes momentum and value complementary factors — which means investors can improve their potential long-term results by assembling a portfolio with exposure to both.

Put another way, consider what value and momentum really mean: Value is based on some measure of a stock’s worth, such as book value or earnings, compared to its price. Momentum is based on price movements alone. Oscar Wilde noted that “the cynic knows the price of everything and the value of nothing.” So don’t be cynical — use momentum together with value.

This multi-factor diversification approach is at the heart of Bridgeway’s investment strategy. We believe it’s one of the most powerful tools available to investors, which is why it’s so important to understand not just what factors are available, but how the individual premiums they may provide can work together in pursuit of better potential outcomes.

Think Like an Arbitrageur

by Dick Cancelmo, Head of Equity Trading

Sitting on a trading desk for most of my career has given me a front row view into the way that financial markets have been impacted by a practice called arbitrage.

In the investing world, arbitrage refers to the nearly simultaneous purchase and sale of securities in different markets in order to profit from price discrepancies — for example, buying a stock on one exchange and quickly selling it for a profit on another exchange where it’s trading at a higher price. But this narrow definition hardly does arbitrage justice, because arbitrage is all around us.

Arbitrage is a cornerstone of the way markets function, and can help you make wise choices in all kinds of personal and business decisions. The key is to look for small differences in price, time or other potential costs that can add up to big long-term advantages, and that are essentially riskless. In other words, you can take advantage of these differences without taking on a big risk to do so.

One of my favorite examples of arbitrage comes from the TV show “Seinfeld.” In a two-part episode, Jerry’s wacky buddies Kramer and Newman decide to return “for deposit” bottles from New York to Michigan, where the deposit is 10 cents (double

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

that of New York). The scheme eventually falls apart because their commandeered postal van never makes it to Michigan and it turns out to be illegal to return bottles from another state — but it’s a hilarious take on thinking like an arbitrageur.

If you have ever found creative ways to achieve a goal by spending less time or money without taking on additional risk, then congratulations: You are an arbitrageur! You’ve probably tested several options and found the best route and mode of transportation to get to work each morning — that’s an “arb.” If you’ve saved money by buying bulk goods at Costco instead of your local grocer, that’s also an arb. I recently spent $100 to purchase a $120 gift card for a nearby restaurant that I frequent. That arb saved me $20 off my lunch expenses.

Possibilities to arb like this are virtually everywhere, and should be considered almost any time you make a financial commitment — even as part of your investing strategy. Now, I’m not recommending that you start day-trading stocks. Instead, you can apply the concept of arbitrage when trying to find the best way to achieve your financial goals. For example, choosing passive funds over actively managed funds can be thought of as a type of arbitrage, as passive funds typically have lower expense ratios and lower turnover, which means fewer commissions paid and lower taxes.

Likewise, assembling a well-diversified portfolio and sticking to it for the long-term can be thought of as another arb. Staying the course with your investments helps avoid unnecessary transaction fees, reduces your taxes and potentially improves your long-term results by eliminating attempts to time the market’s ups and downs. That simple act alone means you’ll likely be more successful than investors who chase hot investments or panic during downturns. This type of “time arbitrage” is one of the tactics that has made Warren Buffet one of the greatest investors of all time.

So I encourage you to remember that arbitrage isn’t just a practice for institutional investors, but something that can help you navigate your life. In fact, the word arbitrage is derived from the French word arbiter, which translates into English as “to give judgment.” It’s a fitting etymology, as to give judgment really means to make the best possible decision. And if you think like an arbitrageur, you will.

How I Invest My Money

by John Montgomery, Founder and Chief Investment Officer

For years, I’ve been suggesting that investors ask an important question to the person managing their funds: “How do you invest your money?”

It’s a perfectly fair request, and one that I’ve been happy to answer for you in my capacity as Bridgeway’s Chief Investment Officer. And since I just made a minor change (or significant tweak, depending on how you view it) to my investments, I thought I’d give you an update and my thoughts.

If you’ve followed my writing in the past, you won’t be surprised to hear that my target allocation hasn’t changed much over time. Compared to others, I have a very long-term, very static view of asset allocation. I only make rare adjustments to my asset allocation based on extreme market conditions, or cash needs driven by life stage and careful planning. The biggest changes I can remember since starting Bridgeway 24 years ago are:

●	Allocating more money to our Ultra-Small Company Fund in 1998 in the depth of a small-cap value bear market (Bridgeway Ultra-Small Company Fund’s net asset value fell by 50% over a six-month period, and ultra-small stocks were cheap by historical standards).
●	Allocating more of our income to savings/investments in 2008-09.

Several things you should note about the changes above. First, they are infrequent — perhaps once a decade. Second, they are contrarian; I tend to act against the prevailing wisdom. Third, and this may be less clear from the details above, I spend very little time thinking about this and little time to implement it. The most time intensive part is keeping up with tax lots (a form of accounting for mutual fund shares), so that I pay less taxes than otherwise.

Also, I have to remind you that this is not for everybody. Everybody’s situation is different in terms of goals, risk tolerance, emergency fund cushion, discipline and especially time horizons. I am not recommending that you follow my specific target allocation, because your situation may be different than mine. I share it with you simply to show my thought process and also by way of disclosure and transparency.

4	Semi-Annual Report | December 31, 2016 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

So why am I tweaking my asset allocation now? Several things have been on my radar screen:

1. We haven’t had a bear market in eight years. Historically, roughly three in ten years are bear markets. On a relative valuation basis, most areas of the market are somewhat expensive to very expensive. I don’t believe in market timing — we could go another few years without a bear market — but the risk of a bear market is much higher today than it was five years ago. When the market is up, it’s a better time to consider taking care of needs or opportunities. For example, do you have a roof that needs replacing soon? Or a child who needs braces? Or expensive debt to pay off?

2. I had one opportunity (buying a new home) that intersected with another opportunity (very low interest rates). After 25 years in the same house, I’ve moved. My wife and I bought a “grand-parenting house” with nooks and crannies big enough to fit all our children and grandchildren. Previously, we had little exposure to real estate; now we have more, though still a reasonable and minority portion of our total assets, which represents some modest diversification. This opportunity dovetailed with the fact that interest rates are at a lifetime low. My first mortgage in 1980 was a 13% fixed rate. My new mortgage is 3.375%, and even less on an after tax basis.

3. With stock market valuations at the level I described above, I wanted to examine the possibility of taking 10% of our liquid investments out of the stock market. This is not a big change, and it probably is smaller than any financial planner would advise for my life stage (see my disclosures, below). I examined “alternative investments” and found that, sadly, they tend to have very high fees or very high minimums or both. However, I settled on five:

●	First, Bridgeway’s own Managed Volatility Fund. This Fund uses options and futures in a conservative way to reduce risk down to a target of about 40% of the stock market’s risk. I am not increasing my exposure here, but I do consider 60% of my investment in this fund as being the equivalent of “out of the stock market.”
●	Second, I purchased an ETF that invests in company merger opportunities. Like our Managed Volatility Fund, this ETF will likely decline in a bear market, but by a much smaller amount.
●	Third, I bought Treasury Inflation Protected Securities. TIPS offer the most straightforward way to insure against the risk of rising inflation. However, it comes at a cost: lower interest income.
●	Fourth, I invested in high-quality direct consumer loans. This is an interesting fixed-income instrument, with considerably more risk (and hopefully higher return) than a certificate of deposit. It also will likely decline in an economic downturn, though I’m estimating little.
●	Fifth, I purchased an inverse interest rate ETF, which would benefit from rising interest rates. After a four-decade decline, I believe that interest rates are unlikely to decline much further. However, the possibility for a large increase in rates is substantial (and probably not good for the economy).

One thing to note about all these investments is that they bear some risk of decline, especially after inflation. I’m not trying to eliminate volatility with this allocation (you could do that with a money market account or CD — at least before inflation). Rather, I’m trying to diversify, reducing my stock market risk exposure by about 10%. Secondarily, I’m creating a cache of funds from which I could rebalance if the market significantly declines at some point in the next decade.

Now, some disclosure before we get to my current allocation:

1. I am 61 years old, and my three children are all financially independent adults. My wife and I have living expenses that represent roughly 40% of our income. We donate roughly 20-40% of income and save the remaining amount.

2. Because we have kept a low spending rate for many years, we anticipate paying for emergencies out of income. We carry insurance for major catastrophes and “self-insure” most other risks.

3. My investments are long-term focused and earmarked for our retirement years. In the long-term, a diversified portfolio of only stocks is generally safe and a diversified portfolio of only fixed income (certificates of deposit, money market funds, treasury bills and bonds) is very risky. This contrarian assertion deserves qualification and explanation. It is based on more than nine decades of data for U.S. securities and measured on an after-inflation basis. If you think fixed income is safe, consider that from 1940 to 1950, the purchasing power of Treasury bills (with interest reinvested) declined 41%. Over the following decade they only recovered 2.4%. I consider that a permanent, not temporary loss. The U.S. stock market has always recovered from a downturn; fixed income has not. Based on my analysis of history, I keep a very high exposure to stocks, primarily

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

through our Bridgeway managed funds. This has served me well over the last 30 years, despite experiencing the steepest market decline and longest running bear market since the Great Depression.

4. My friends tell me I am a very disciplined person. I plan financially to be able to invest more in Bridgeway Funds in bear markets — and I follow my plan. In 2008-9, for example, my wife and I significantly cut back our expenses in order to invest more in the stock market. Those investments are now among our most highly appreciated shares. It has been my experience that most individuals do not have the combination of a workable plan plus the discipline not to panic in a downturn. Thus, I do not think most people should follow my plan. If you buy high (euphoria) and sell low (panic), you will do much better with a more classic allocation to stocks, bonds and “cash” — which is one strong reason I recommend that most investors work with the right kind of qualified financial planner.

5. At any given time my actual allocation will vary somewhat from the targets below, due to periodic cash flow and tax management considerations. I try to harvest (sell) tax lots with declines and donate tax lots with high gains. I do the latter through a donor advised fund.

6. Since I am still in the income producing phase of life and have no specific or near-term retirement plans, I typically am able to rebalance by investing new money into the area of my allocation that has underperformed the most. I will also trim what has done really well, if necessary, to stay close to my targets below.

7. I like to “eat my own cooking” by investing in Bridgeway Funds. No portfolio manager at Bridgeway is permitted to buy domestic equities directly, due to the significant conflict of interest we believe that practice represents.

8. This table below does not include my substantial, majority ownership in Bridgeway Capital Management, since I plan to retire off of my personal investments as detailed below. However, Bridgeway Capital Management does also invest in our Funds, so I indirectly own a portion of these shares as well. Some detail of this ownership can be found in the Funds’ Statement of Additional Information on our website.

Whew! With those notes, clarification and disclosure, the following table depicts my current personal targeted allocation, but does not show or explain how the Bridgeway managers (including me) manage money within each Fund.

Fund	Allocation
Bridgeway Aggressive Investors 1 Fund	45.0%
Bridgeway Ultra-Small Company Fund	38.4%
Bridgeway Managed Volatility Fund	4.2%
Bridgeway Small-Cap Momentum Fund	0.2%
Bridgeway Blue Chip 35 Index Fund	0.2%
American Beacon/Bridgeway Large-Cap Growth Fund	0.4%
American Beacon/Bridgeway Large-Cap Value Fund	0.2%
Bridgeway Small-Cap Growth Fund	0.2%
Bridgeway Small-Cap Value Fund	1.7%
Bridgeway Omni Small-Cap Value Fund	1.3%
Bridgeway Omni Tax-Managed Small-Cap Value Fund	0.7%
Bridgeway Ultra-Small Company Market Fund	0.2%
Treasury inflation protected securities	1.0%
No load short-term Treasury inflation protected securities	1.0%
Merger arbitrage ETF	2.0%
20+ Year Treasury bear ETF	2.0%
Peer-to-peer lending network (high quality)	1.5%

Total	100.0%

6	Semi-Annual Report | December 31, 2016 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Transformative Change — How Small Acts Compound to Create a Big Impact

by Donald Chang, Investment Management Team

Before joining Bridgeway in October 2015, I wasn’t too familiar with the concept of transformative change. When I first heard the phrase, I immediately thought of the big events that shape a person’s life. I suspect this would be the case for many people, who consider decisions like where to live, who to marry and what career path to take to be the biggest forces of change in their lives. Yet I’ve come to realize that it’s not these major decisions themselves that cause change, but the many, smaller events that happen afterwards that make the biggest difference.

I heard many good things about the people at Bridgeway before I joined the firm — that they are passionate, generous and committed to helping the community. However, simply joining the team didn’t mean that I embodied these ideals overnight. Rather, it was the continuous exposure to the culture here, and the volunteer experiences I’ve had, that have changed me.

For example, I have taken part in volunteer events at the community garden at Pro-Vision, a charter school in Houston. The tasks I performed in the garden were small, and felt a lot like the yard work my mom asked me to do when I was young — pulling weeds and tilling the soil. But I could feel that this experience was different.

My colleagues and I were helping others, working alongside students of all ages in the garden. Together, we learned how to sustainably grow food for the community, and some of the literal fruits of this labor will be given to the school and a nearby nursing home. I was exposed to people from different walks of life, and the experience began to shape a passion in me for helping others.

You could argue that nothing outwardly amazing happened during my work in the garden, but transformative change doesn’t really work that way. Transformative change takes time, repeated exposure to these kinds of experiences, and a strong, supportive community — so that small actions add up little by little to change a person, and the world.

Working in the community garden was where I first started to feel this change happening in myself. I know that the feeling will continue to strengthen with each event I take part in, and that my commitment to helping people will continue to grow. As if that wasn’t enough, there’s also a side benefit: I learned some sustainable farming techniques I can teach my mom the next time she asks me to pull weeds in her garden.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 9.55%, outperforming our primary market benchmark, the S&P 500 Index (+3.82%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+2.64%), and the Russell 2000 Index (+8.83%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 16.81%, outperforming the S&P 500 Index (+7.82%) and the Lipper Capital Appreciation Funds Index (+8.57%), but underperforming the Russell 2000 Index (+18.68%).

For the calendar year, our Fund returned 19.47%, outperforming the S&P 500 Index (+11.96%) and the Lipper Capital Appreciation Funds Index (+6.06%), but underperforming the Russell 2000 Index (+21.31%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2016

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	9.55%	16.81%	19.47%	16.45%	4.46%	6.84%	13.01%
S&P 500 Index	3.82%	7.82%	11.96%	14.66%	6.95%	6.69%	9.43%
Russell 2000 Index	8.83%	18.68%	21.31%	14.46%	7.07%	8.49%	9.43%
Lipper Capital Appreciation Funds Index	2.64%	8.57%	6.06%	12.75%	6.84%	6.48%	8.21%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Aggressive Investors 1 Fund ranked 24th of 251 capital appreciation funds for the 12 months ended December 31, 2016, 13th of 221 over the last five years, 129th of 161 over the last 10 years, and 2nd of 40 since inception in August 1994. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Semi-Annual Report | December 31, 2016 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 12/31/16

Detailed Explanation of Quarterly Performance

The Fund’s company financial health and value metrics models strongly outperformed the market and boosted relative returns. Exposure to smaller stocks not in the S&P 500 Index also helped relative results, as these stocks generally outperformed larger stocks during the quarter. The beta factor was positive during the quarter, as uncertainty about the U.S. economy and the outcome of the election abated. As a result, the Fund’s exposure to higher beta stocks lifted relative performance. The Fund’s deeper value tilt also helped relative performance, as the value factor continued to be strongly in favor during the quarter. By contrast, it was a poor quarter for the momentum factor, which meant that the Fund’s tilt toward higher momentum stocks and the price momentum model detracted from relative performance.

Holdings in the Information Technology, Industrials and Consumer Discretionary sectors boosted relative performance. However, an underweight position and holdings in the Financials sector hurt relative returns. In particular, the Fund had less exposure to large banks and diversified financial institutions that surged following the November election.

Detailed Explanation of Calendar Year Performance

The Fund’s company financial health and value metrics models strongly outperformed the market and boosted relative results. A higher weighting of smaller stocks compared to the S&P 500 Index also boosted relative performance, as smaller stocks generally outperformed larger stocks during the year. Exposure to higher beta stocks made a large positive contribution to relative results, as did the Fund’s deeper value tilt due to the value factor coming back in favor in the second half of the year. However, exposure to higher momentum stocks and the Fund’s price momentum model detracted from relative results.

From a sector allocation standpoint, holdings in the Information Technology sector made a significant positive contribution to relative results. An underweight position and holdings in the lagging Health Care sector also lifted relative performance. However, holdings in the Consumer Staples, Financials and Energy sectors detracted from relative performance.

www.bridgeway.com	9

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.8%
2	BHP Billiton Ltd.	Metals & Mining	1.9%
3	United Rentals Inc.	Trading Companies & Distributo	1.8%
4	AMN Healthcare Services Inc.	Health Care Providers & Service	1.8%
5	United Continental Holdings Inc.	Airlines	1.7%
6	Advanced Micro Devices Inc.	Semiconductors & Semiconductor Equipment	1.6%
7	Alaska Air Group Inc.	Airlines	1.6%
8	Southwest Airlines Co.	Airlines	1.6%
9	Petroleo Brasileiro SA.	Oil, Gas & Consumable Fuels	1.6%
10	VelocityShares Daily Inverse ETN Exchange Traded Note		1.6%

	Total		17.9%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	10.3%	12.0%	-1.7%
Consumer Staples	6.1%	9.4%	-3.3%
Energy	6.9%	7.6%	-0.7%
Financials	14.0%	14.8%	-0.8%
Health Care	8.8%	13.6%	-4.8%
Industrials	16.1%	10.3%	5.8%
Information Technology	25.3%	20.8%	4.5%
Materials	8.2%	2.8%	5.4%
Real Estate	0.0%	2.9%	-2.9%
Telecommunication Services	2.3%	2.7%	-0.4%
Utilities	0.0%	3.2%	-3.2%
Cash & Other Assets	2.0%	0.0%	2.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

10	Semi-Annual Report | December 31, 2016 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	11

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 98.03%
Aerospace & Defense - 1.04%
Spirit Aerosystems Holdings, Inc., Class A	40,000	$ 2,334,000
Airlines - 6.83%
Alaska Air Group, Inc.	40,200	3,566,946
Delta Air Lines, Inc.	46,500	2,287,335
JetBlue Airways Corp.*	95,300	2,136,626
Southwest Airlines Co.	69,800	3,478,832
United Continental Holdings, Inc.*	52,500	3,826,200

		15,295,939
Auto Components - 2.96%
Delphi Automotive PLC	33,800	2,276,430
Lear Corp.	24,200	3,203,354
Standard Motor Products, Inc.	21,500	1,144,230

		6,624,014
Automobiles - 1.11%
General Motors Co.	71,500	2,491,060
Biotechnology - 1.86%
Gilead Sciences, Inc.	26,000	1,861,860
Ionis Pharmaceuticals, Inc.*+	48,000	2,295,840

		4,157,700

Building Products - 1.10%
Gibraltar Industries, Inc.*	59,300	2,469,845

Commercial Banks - 3.09%
Bank of Nova Scotia (The)	43,000	2,394,240
Canadian Imperial Bank of Commerce/Canada+	27,000	2,203,200
Royal Bank of Canada+	34,300	2,322,453

		6,919,893

Communications Equipment - 0.87%
NETGEAR, Inc.*	35,900	1,951,165

Computers & Peripherals - 1.30%
HP, Inc.	196,100	2,910,124

Construction & Engineering - 1.15%
Comfort Systems USA, Inc.	77,000	2,564,100

Consumer Finance - 2.03%
Alliance Data Systems Corp.	10,900	2,490,650
Ally Financial, Inc.	107,900	2,052,258

		4,542,908

Containers & Packaging - 1.29%
Crown Holdings, Inc.*	54,800	2,880,836

Industry Company	Shares	Value

Diversified Financial Services - 6.14%
Bank of America Corp.	124,000	$ 2,740,400
Citigroup, Inc.	42,000	2,496,060
Eaton Vance Corp.	54,300	2,274,084
MarketAxess Holdings, Inc.	14,700	2,159,724
MoneyGram International, Inc.*	100,000	1,181,000
Voya Financial, Inc.	73,900	2,898,358

		13,749,626

Diversified Telecommunication Services - 2.31%
Windstream Holdings, Inc.+	392,100	2,874,093
Zayo Group Holdings, Inc.*	70,000	2,300,200

		5,174,293

Electronic Equipment, Instruments & Components - 3.77%
Arrow Electronics, Inc.*	14,692	1,047,540
Fabrinet*	29,000	1,168,700
Flex Ltd.*	207,700	2,984,649
Itron, Inc.*	18,000	1,131,300
TTM Technologies, Inc.*	155,000	2,112,650

		8,444,839

Energy Equipment & Services - 2.07%
Aegean Marine Petroleum Network, Inc.	104,000	1,055,600
Teekay Corp.+	110,000	883,300
Unit Corp.*	100,000	2,687,000

		4,625,900

Food & Staples Retailing - 0.90%
Kroger Co. (The)	58,600	2,022,286

Food Products - 2.86%
Fresh Del Monte Produce, Inc.	34,000	2,061,420
Ingredion, Inc.	20,000	2,499,200
Tyson Foods, Inc., Class A	30,000	1,850,400

		6,411,020

Health Care Equipment & Supplies - 0.75%
Edwards Lifesciences Corp.*	18,000	1,686,600

Health Care Providers & Services - 7.16%
AmerisourceBergen Corp.	28,000	2,189,320
AMN Healthcare Services, Inc.*	103,500	3,979,575
Cardinal Health, Inc.	26,600	1,914,402
HCA Holdings, Inc.*	27,500	2,035,550
Insperity, Inc.	29,900	2,121,405
Mallinckrodt PLC*	29,000	1,444,780

12	Semi-Annual Report | December 31, 2016 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
WellCare Health Plans, Inc.*	17,000	$2,330,360

		16,015,392

Hotels, Restaurants & Leisure - 1.14%
Darden Restaurants, Inc.	35,000	2,545,200

Household Products - 2.30%
Central Garden & Pet Co., Class A*	92,700	2,864,430
Spectrum Brands Holdings, Inc.	18,600	2,275,338

		5,139,768

Industrials - 1.07%
Tenaris SA, ADR+	66,800	2,385,428

Insurance - 2.73%
Aflac, Inc.	43,000	2,992,800
Prudential Financial, Inc.	30,000	3,121,800

		6,114,600

Internet Software & Services - 3.30%
EarthLink Holdings Corp.	167,700	945,828
F5 Networks, Inc.*	15,700	2,272,104
Yelp, Inc.*	52,000	1,982,760
Zillow Group, Inc., Class C*+	60,000	2,188,200

		7,388,892

IT Services - 3.28%
Broadridge Financial Solutions, Inc.	30,500	2,022,150
Jack Henry & Associates, Inc.	26,000	2,308,280
Science Applications International Corp.	35,400	3,001,920

		7,332,350

Leisure Equipment & Products - 1.61%
LCI Industries	17,000	1,831,750
Polaris Industries, Inc.+	21,500	1,771,385

		3,603,135

Machinery - 2.09%
Greenbrier Companies., Inc. (The)+	30,500	1,267,275
Titan International, Inc.	100,000	1,121,000
Xylem, Inc.	46,000	2,277,920

		4,666,195

Materials - 1.55%
Trinseo SA+	58,400	3,463,120

Industry Company	Shares	Value

Media - 1.01%
Scripps Networks Interactive, Inc., Class A	31,600	$2,255,292

Metals & Mining - 4.52%
AK Steel Holding Corp.*+	298,100	3,043,601
BHP Billiton, Ltd., ADR+	119,000	4,257,820
Kinross Gold Corp.*	436,800	1,358,448
Silver Wheaton Corp.+	75,000	1,449,000

		10,108,869

Oil, Gas & Consumable Fuels - 4.20%
Chesapeake Energy Corp.*+	350,000	2,457,000
McDermott International, Inc.*	211,100	1,560,029
Petroleo Brasileiro SA, ADR*	343,000	3,467,730
SunCoke Energy, Inc.*	94,000	1,065,960
TETRA Technologies, Inc.*	170,000	853,400

		9,404,119

Paper & Forest Products - 0.39%
Resolute Forest Products, Inc.*+	161,199	862,415

Semiconductors & Semiconductor Equipment - 10.36%
Advanced Micro Devices, Inc.*	318,500	3,611,790
Lam Research Corp.	30,000	3,171,900
Marvell Technology Group, Ltd.	157,500	2,184,525
Micron Technology, Inc.*	152,900	3,351,568
NVIDIA Corp.	59,100	6,308,334
QUALCOMM, Inc.	35,400	2,308,080
Texas Instruments, Inc.	30,700	2,240,179

		23,176,376

Software - 0.78%
Splunk, Inc.*	34,000	1,739,100

Specialty Retail - 3.62%
Best Buy Co., Inc.	63,500	2,709,545
Children’s Place, Inc. (The)	28,000	2,826,600
Rent-A-Center, Inc.+	83,000	933,750
Tailored Brands, Inc.	64,000	1,635,200

		8,105,095

Thrifts & Mortgage Finance - 0.54%
Ocwen Financial Corp.*+	225,000	1,212,750

Trading Companies & Distributors - 2.95%
AerCap Holdings NV*	26,800	1,115,148

www.bridgeway.com	13

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Trading Companies & Distributors (continued)
Rush Enterprises, Inc., Class A*		43,700	$ 1,394,030
United Rentals, Inc.*		38,700	4,085,946

			6,595,124

TOTAL COMMON STOCKS - 98.03%			219,369,368

(Cost $186,908,548)

EXCHANGE TRADED NOTE - 1.55%
Exchange Traded Note - 1.55%
VelocityShares Daily Inverse ETN*+		74,100	3,464,175

TOTAL EXCHANGE TRADED NOTE - 1.55%			3,464,175

(Cost $1,813,008)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	517	517

TOTAL MONEY MARKET FUND - 0.00%			517

(Cost $517)
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.98%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	29,051,455	29,051,455

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.98%			29,051,455

(Cost $29,051,455)

Value
TOTAL INVESTMENTS - 112.56%	$251,885,515
(Cost $217,773,528)
Liabilities in Excess of Other Assets - (12.56%)	(28,099,651)

NET ASSETS - 100.00%	$223,785,864

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $27,900,287 as of December 31, 2016.

ETN - Exchange Traded Note

PLC - Public Limited Company

ADR - American Depositary Receipt

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$219,369,368	$—	$—	$219,369,368
Exchange Traded Note	3,464,175	—	—	3,464,175
Money Market Fund	—	517	—	517
Investments Purchased with Cash Proceeds from Securities Lending	—	29,051,455	—	29,051,455

TOTAL	$222,833,543	$29,051,972	$—	$251,885,515

See Notes to Financial Statements.

14	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 10.10%, beating our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+6.45%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+8.12%), and the Russell 2000 Index (+8.83%). The Fund’s returns were effectively even with those of the Russell Microcap Index (+10.05%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 15.56%, underperforming the CRSP Cap-Based Portfolio 10 Index (+21.34%), the Lipper Micro-Cap Stock Funds Index (+19.63%), the Russell 2000 Index (+18.68%) and the Russell Microcap Index (+22.43%).

For the 2016 calendar year, our Fund returned 14.06%, underperforming the CRSP Cap-Based Portfolio 10 Index (+21.62%) as well as the Lipper Micro-Cap Stock Funds Index (+19.29%), the Russell 2000 Index (+21.31%) and the Russell Microcap Index (+20.37%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	10.10%	15.56%	14.06%	13.03%	4.24%	10.69%	14.08%
CRSP Cap-Based Portfolio 10 Index	6.45%	21.34%	21.62%	14.87%	6.59%	11.57%	12.03%
Russell 2000 Index	8.83%	18.68%	21.31%	14.46%	7.07%	8.49%	9.43%
Russell Microcap Index	10.05%	22.43%	20.37%	15.59%	5.47%	8.16%	N/A
Lipper Micro-Cap Stock Funds Index	8.12%	19.63%	19.29%	13.98%	6.28%	7.97%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 790 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index and the next 1,000 smallest comapnies. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested).

The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Ultra-Small Company Fund ranked 48th of 71 micro-cap funds for the 12 months ended December 31, 2016, 41st of 58 over the last five years, 32nd of 40 over the last 10 years, and 1st of 8 since inception in August 1994. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	15

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*      from Inception 8/5/94 to 12/31/16

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s company financial health, value metrics and price momentum models all helped it outperform the benchmark for the quarter. Greater exposure to the index’s deeper-value stocks also boosted relative returns. A tilt toward higher-momentum stocks contributed positively to relative performance as well, as momentum stocks in the CRSP-10 universe posted strong returns.

Some Fund holdings appreciated above the CRSP-10 cutoff. As a result, the Fund held about 20% of its assets in stocks out-side of the 10th CRSP decile. These holdings lagged the CRSP-10 benchmark, detracting from relative performance.

Holdings in Health Care, Energy, Financials and Materials added to relative performance. A significantly underweight position in the lagging Health Care sector also helped, as did an overweight stake in Industrials. Holdings in the Information Technology, Consumer Discretionary and Industrials sectors hurt relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

CRSP				Annualized
Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	91 Years
1 (ultra-large)	4.28%	8.27%	11.63%	14.39%	6.80%	9.30%
2	4.09%	9.84%	16.97%	15.86%	8.17%	10.55%
3	4.46%	10.39%	16.83%	14.80%	8.14%	11.03%
4	6.30%	10.89%	13.49%	13.90%	8.47%	10.84%
5	6.06%	14.64%	16.95%	13.27%	9.24%	11.48%
6	5.02%	15.57%	18.79%	14.21%	8.07%	11.36%
7	9.24%	20.79%	25.23%	16.16%	9.01%	11.57%
8	9.58%	21.05%	21.59%	14.48%	8.34%	11.55%
9	12.05%	28.22%	30.92%	15.36%	8.01%	11.54%
10 (ultra-small)	6.45%	21.34%	21.62%	14.87%	6.59%	13.29%

[1]	Performance figures are as of the period ended December 31, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

16	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

The Fund’s strong performance in the fourth quarter was not enough to overcome benchmark-lagging returns earlier in the year. The Fund held about 25% of its assets on average in stocks that had appreciated out of the 10th CRSP decile, and those holdings hurt relative returns. Our company financial health and value metrics models also detracted from relative performance. Our price momentum model helped relative returns, as did exposure to the index’s deeper-value stocks and an under-weight position in the lowest-momentum shares.

Holdings in the Energy, Industrials, Information Technology and Consumer Discretionary sectors hurt returns relative to the benchmark. Relative performance benefited from an underweight position in the poor-performing Health Care sector and an overweight stake in Materials.

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	Olympic Steel, Inc.	Metals & Mining	2.3%
2	Health Insurance Innovations, Inc.	Insurance	2.2%
3	A-Mark Precious Metals, Inc.	Metals & Mining	2.0%
4	Supreme Industries, Inc.	Machinery	2.0%
5	Horizon Global Corp.	Auto Components	2.0%
6	CoLucid Pharmaceuticals, Inc.	Biotechnology	1.7%
7	Willbros Group, Inc.	Energy Equipment & Services	1.6%
8	Ryerson Holding Corp.	Metals & Mining	1.6%
9	Old Line Bancshares, Inc.	Commercial Banks	1.6%
10	AxoGen, Inc.	Health Care Equipment & Supplies	1.5%
	Total		18.4%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	14.7%	11.9%	2.9%
Consumer Staples	3.1%	2.4%	0.7%
Energy	9.1%	11.4%	-2.3%
Financials	24.2%	24.2%	0.1%
Health Care	11.7%	16.0%	-4.3%
Industrials	16.1%	12.2%	3.8%
Information Technology	12.9%	15.3%	-2.4%
Materials	5.1%	3.1%	2.0%
Real Estate	1.7%	1.4%	0.4%
Telecommunication Services	0.4%	0.6%	-0.1%
Utilities	0.9%	1.6%	-0.7%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	17

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

18	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.94%
Auto Components - 2.48%
China XD Plastics Co., Ltd.*	69,700	$278,800
Horizon Global Corp.*	89,200	2,140,800
SORL Auto Parts, Inc.*+	92,100	279,984

		2,699,584

Biotechnology - 4.46%
Adverum Biotechnologies, Inc.*+	179,500	520,550
CoLucid Pharmaceuticals, Inc.*+	50,000	1,820,000
MacroCure, Ltd.*	200,000	286,000
MEI Pharma, Inc.*	427,500	615,600
Nexvet Biopharma PLC*	44,400	162,948
Novelion Therapeutics, Inc.*+	34,500	290,490
PharmAthene, Inc.*	191,700	623,025
Pronai Therapeutics, Inc.*	180,300	268,647
Verastem, Inc.*	235,800	264,096

		4,851,356

Chemicals - 0.78%
Gulf Resources, Inc.*+	259,000	505,050
Rentech, Inc.*	138,800	344,224

		849,274

Commercial Banks - 13.19%
ACNB Corp.+	15,300	478,125
American National Bankshares, Inc.	19,000	661,200
Bankwell Financial Group, Inc.+	26,200	851,500
C&F Financial Corp.	5,200	259,220
Civista Bancshares, Inc.+	15,100	293,393
CM Finance, Inc.+	22,700	211,110
Coastway Bancorp, Inc.*+	8,700	136,155
Codorus Valley Bancorp, Inc.+	32,025	915,915
Evans Bancorp, Inc.+	5,000	157,750
First Business Financial Services, Inc.	28,100	666,532
First United Corp.*	12,000	191,400
FS Bancorp, Inc.	5,000	179,750
Hennessy Advisors, Inc.	12,400	393,700
Medley Management, Inc., Class A	40,700	402,930
MutualFirst Financial, Inc.+	12,855	425,500
NV5 Global, Inc.*+	43,500	1,452,900
Old Line Bancshares, Inc.	71,213	1,707,688
Old Second Bancorp, Inc.	88,400	976,820
Pacific Mercantile Bancorp*+	72,100	526,330
Provident Bancorp, Inc.*+	9,700	173,630

Industry Company	Shares	Value

Commercial Banks (continued)
Shore Bancshares, Inc.	82,600	$1,259,650
Southern First Bancshares, Inc.*+	16,100	579,600
TriplePoint Venture Growth BDC Corp.+	92,100	1,084,938
Westbury Bancorp, Inc.*+	5,500	113,850
Western New England Bancorp, Inc.	27,000	252,450

		14,352,036

Commercial Services & Supplies - 2.61%
AMREP Corp.*	12,600	93,492
Ascent Capital Group, Inc., Class A*+	63,500	1,032,510
Cenveo, Inc.*+	51,675	361,208
Civeo Corp.*	350,000	770,000
Performant Financial Corp.*	191,200	449,320
Virco Manufacturing Corp.*	32,200	138,460

		2,844,990

Communications Equipment - 0.85%
Ceragon Networks, Ltd.*	283,900	743,818
UTStarcom Holdings Corp.*	90,200	180,400

		924,218

Computers & Peripherals - 0.80%
Datalink Corp.*	53,700	604,662
TransAct Technologies, Inc.	40,200	265,320

		869,982

Construction & Engineering - 1.68%
Goldfield Corp. (The)*	172,600	880,260
IES Holdings, Inc.*	8,200	157,030
Willdan Group, Inc.*	35,000	790,650

		1,827,940

Consumer Finance - 1.18%
Consumer Portfolio Services, Inc.*	174,300	892,416
Regional Management Corp.*	15,000	394,200

		1,286,616

Distributors - 0.13%
VOXX International Corp.*	30,000	141,000

Diversified Consumer Services - 1.09%
Cambium Learning Group, Inc.*	167,250	834,578
Lincoln Educational Services Corp.*	180,000	345,600

		1,180,178

www.bridgeway.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services - 0.19%
FXCM, Inc., Class A*+	30,000	$211,500

Diversified Telecommunication Services - 1.40%
Hawaiian Telcom Holdco, Inc.*	18,800	465,864
HC2 Holdings, Inc.*	178,700	1,059,691

		1,525,555

Electronic Equipment, Instruments & Components - 5.74%
American Superconductor Corp.*+	128,000	943,360
Electro Scientific Industries, Inc.*	151,600	897,472
IEC Electronics Corp.*	36,700	131,019
Kemet Corp.*	210,000	1,392,300
Napco Security Technologies, Inc.*	110,000	935,000
PCM, Inc.*	37,280	838,800
Radisys Corp.*	250,000	1,107,500

		6,245,451

Energy Equipment & Services - 4.63%
North American Energy Partners, Inc.+	58,800	226,380
North Atlantic Drilling, Ltd.*+	194,500	616,565
Ocean Rig UDW, Inc.*+	451,400	785,436
Pacific Drilling SA*+	147,400	598,444
Parker Drilling Co.*	402,406	1,046,256
Willbros Group, Inc.*	545,900	1,768,716

		5,041,797

Food Products - 0.77%
Inventure Foods, Inc.*+	37,800	372,330
Rocky Mountain Chocolate Factory, Inc.	20,000	203,800
S&W Seed Co.*+	57,100	262,660

		838,790

Gas Utilities - 0.90%
Delta Natural Gas Co., Inc.+	33,300	976,689

Health Care Equipment & Supplies - 3.65%
AxoGen, Inc.*+	180,000	1,620,000
Digirad Corp.	40,600	203,000
Electromed, Inc.*	90,000	349,200
FONAR Corp.*	64,100	1,227,515
Kewaunee Scientific Corp.	10,200	249,390
Lantheus Holdings, Inc.*	38,000	326,800

		3,975,905

Health Care Providers & Services - 1.35%
Alliance HealthCare Services, Inc.*	25,000	240,000

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Chembio Diagnostics, Inc.*+	107,500	$731,000
Five Star Quality Care, Inc.*	46,228	124,816
InfuSystems Holdings, Inc.*	48,700	124,185
Psychemedics Corp.	10,000	246,800

		1,466,801

Hotels, Restaurants & Leisure - 2.14%
Gaming Partners International Corp.	13,300	157,073
Luby’s, Inc.*	63,200	270,496
MCBC Holdings, Inc.	46,100	672,138
Red Lion Hotels Corp.*	82,300	687,205
Town Sports International Holdings, Inc.*	217,800	544,500

		2,331,412

Household Durables - 0.59%
Skyline Corp.*	20,100	310,746
UCP, Inc., Class A*	27,200	327,760

		638,506

Insurance - 2.59%
eHealth, Inc.*	43,000	457,950
Health Insurance Innovations, Inc., Class A*+	132,000	2,356,200

		2,814,150

Internet & Catalog Retail - 0.40%
US Auto Parts Network, Inc.*	124,800	439,296

Internet Software & Services - 3.41%
Brightcove, Inc.*	99,900	804,195
Care.com, Inc.*	91,300	782,441
Live Ventures, Inc.*+	19,967	479,599
Rightside Group Ltd*+	57,200	473,044
Rocket Fuel, Inc.*+	189,600	324,216
Support.com, Inc.*	285,800	245,788
Synacor, Inc.*	72,800	225,680
Travelzoo, Inc.*+	40,000	376,000

		3,710,963

IT Services - 2.62%
BG Staffing, Inc.+	37,500	585,000
Computer Task Group, Inc.	21,500	90,515
Edgewater Technology, Inc.*	27,499	206,242
Everi Holdings, Inc.*	50,000	108,500
Information Services Group, Inc.*	50,100	182,364
NCI, Inc., Class A	87,000	1,213,650
PFSweb, Inc.*	26,300	223,550

20	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
PRGX Global, Inc.*	41,400	$ 244,260

		2,854,081

Life Sciences Tools & Services - 0.26%
Enzo Biochem, Inc.*	40,000	277,600

Machinery - 4.65%
Ampco-Pittsburgh Corp.	31,000	519,250
Commercial Vehicle Group, Inc.*	193,100	1,067,843
Gencor Industries, Inc.*	74,000	1,161,800
Key Technology, Inc.*	11,200	130,592
Supreme Industries, Inc., Class A	139,200	2,185,440

		5,064,925

Marine - 1.01%
DryShips, Inc.*	2,026	7,476
Global Ship Lease, Inc., Class A*	321,600	482,400
Navios Maritime Holdings, Inc.*	253,700	357,717
Nordic American Offshore, Ltd.+	90,700	249,425

		1,097,018

Media - 1.65%
Global Sources, Ltd.*+	18,900	167,265
Lee Enterprises, Inc.*+	360,200	1,044,580
McClatchy Co. (The), Class A*	20,011	263,745
Salem Media Group, Inc.	50,700	316,875

		1,792,465

Metals & Mining - 5.98%
ALJ Regional Holdings, Inc.*+	21,700	95,263
A-Mark Precious Metals, Inc.+	112,700	2,197,650
Olympic Steel, Inc.	102,800	2,490,844
Ryerson Holding Corp.*	129,000	1,722,150

		6,505,907

Multiline Retail - 0.40%
Bon-Ton Stores, Inc. (The)*	297,200	436,884

Oil, Gas & Consumable Fuels - 4.23%
Adams Resources & Energy, Inc.	4,900	194,285
Cloud Peak Energy, Inc.*+	214,200	1,201,662
Comstock Resources, Inc.*+	50,440	496,834
W&T Offshore, Inc.*+	418,700	1,159,799

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Westmoreland Coal Co.*	87,700	$ 1,549,659

		4,602,239

Personal Products - 2.33%
Lifevantage Corp.*+	80,200	653,630
Mannatech, Inc.	9,500	192,850
Natural Alternatives International, Inc.*+	74,500	841,850
Nutraceutical International Corp.	24,100	842,295

		2,530,625

Pharmaceuticals - 1.96%
Chiasma, Inc.*+	153,200	298,740
Juniper Pharmaceuticals, Inc.*	100,900	565,040
Kindred Biosciences, Inc.*	80,300	341,275
Tetraphase Pharmaceuticals, Inc.*	126,100	508,183
Zafgen, Inc.*+	131,300	417,534

		2,130,772

Professional Services - 0.69%
CRA International, Inc.	18,700	684,420
RCM Technologies, Inc.+	10,000	63,600

		748,020

Real Estate Investment Trusts (REITs) - 0.18%
BRT Realty Trust*	24,200	198,198

Real Estate Management & Development - 1.56%
American Realty Investors, Inc.*+	7,100	36,707
Farmland Partners, Inc.+	68,600	765,576
Nam Tai Property, Inc.+	121,100	896,140

		1,698,423

Road & Rail - 0.62%
USA Truck, Inc.*	77,000	670,670

Semiconductors & Semiconductor Equipment - 0.04%
Intermolecular, Inc.*	44,900	42,565

Software - 1.00%
GlobalSCAPE, Inc.	41,400	168,498
Planet Payment, Inc.*	225,000	918,000

		1,086,498

Specialty Retail - 3.21%
Christopher & Banks Corp.*	251,400	588,276
Container Store Group, Inc. (The)*+	100,000	635,000
Kingold Jewelry, Inc.*	201,900	260,451

www.bridgeway.com	21

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
New York & Co., Inc.*	137,000	$ 310,990
Sears Hometown & Outlet Stores, Inc.*+	135,500	636,850
Stage Stores, Inc.+	92,300	403,351
Tilly’s, Inc., Class A*	50,000	659,500

		3,494,418

Textiles, Apparel & Luxury Goods - 1.20%
Crown Crafts, Inc.+	26,100	202,275
Delta Apparel, Inc.*	53,400	1,106,982

		1,309,257

Thrifts & Mortgage Finance - 6.41%
BSB Bancorp, Inc.*	14,500	419,775
Charter Financial Corp.	39,800	663,466
Entegra Financial Corp.*	12,100	249,260
ESSA Bancorp, Inc.	38,100	598,932
First Financial Northwest, Inc.	47,400	935,676
Home Bancorp, Inc.	6,000	231,660
OceanFirst Financial Corp.	18,947	568,978
Ocwen Financial Corp.*+	195,400	1,053,206
Provident Financial Holdings, Inc.	47,000	950,340
Prudential Bancorp, Inc.+	7,200	123,264
Security National Financial Corp., Class A*+	41,055	266,858
SI Financial Group, Inc.	59,500	916,300

		6,977,715

Trading Companies & Distributors - 2.93%
Educational Development Corp.+	20,400	202,980
Huttig Building Products, Inc.*+	123,300	815,013
MFC Industrial, Ltd.*	155,900	304,005
Titan Machinery, Inc.*+	86,800	1,264,676
Willis Lease Finance Corp.*	23,700	606,246

		3,192,920

TOTAL COMMON STOCKS - 99.94%		108,755,189

(Cost $92,407,903)
WARRANTS - 0.00%
Novelion Therapeutics, Inc.
Class Action expire 12/31/21*Δ	172,500	—
Novelion Therapeutics, Inc. DOJ/SEC expire 12/31/21*Δ	172,500

TOTAL WARRANTS - 0.00%		—

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.04%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	36,808	$36,808

TOTAL MONEY MARKET FUND - 0.04%			36,808

(Cost $36,808)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.97%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	17,380,539	17,380,539

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.97%			17,380,539

(Cost $17,380,539)

TOTAL INVESTMENTS - 115.95%			$126,172,536
(Cost $109,825,250)
Liabilities in Excess of Other Assets - (15.95%)			(17,355,832)

NET ASSETS - 100.00%			$108,816,704

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $16,703,529 as of December 31, 2016.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$108,755,189	$—	$—	$108,755,189

Warrants	—	—	0	0

Money Market Fund	—	36,808	—	36,808

Investments Purchased with Cash Proceeds from Securities Lending	—	17,380,539	—	17,380,539

TOTAL	$108,755,189	$17,417,347	$0	$126,172,536

See Notes to Financial Statements.

22	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 9.12%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+6.45%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+8.12%), and the Russell 2000 Index (+8.83%). However, our Fund underperformed the Russell Microcap Index (+10.05%). It was a good quarter.

For the six-month semi-annual period ending December 31, 2016, our Fund returned 22.70%, outperforming the CRSP Cap-Based Portfolio 10 Index (+21.34%), the Lipper Micro-Cap Stock Funds Index (+19.63%), the Russell 2000 Index (+18.68%) and the Russell Microcap Index (+22.43%).

For the calendar year, our Fund returned 21.47%, underperforming the CRSP Cap-Based Portfolio 10 Index (+21.62%). Our Fund posted better results than the Lipper Micro-Cap Stock Funds Index (+19.29%), the Russell 2000 Index (+21.31%) and the Russell Microcap Index (+20.37%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	9.12%	22.70%	21.47%	16.08%	5.74%	10.69%	10.83%
CRSP Cap-Based Portfolio 10 Index	6.45%	21.34%	21.62%	14.87%	6.59%	11.57%	10.83%
Russell 2000 Index	8.83%	18.68%	21.31%	14.46%	7.07%	8.49%	7.71%
Russell Microcap Index	10.05%	22.43%	20.37%	15.59%	5.47%	8.16%	N/A
Lipper Micro-Cap Stock Funds Index	8.12%	19.63%	19.29%	13.98%	6.28%	7.97%	7.94%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 790 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index and the next 1,000 smallest companies. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Ultra-Small Company Market Fund ranked 30th of 71 micro-cap funds for the 12 months ended December 31, 2016, 14th of 58 over the last five years, 23rd of 40 over the last 10 years, and 4th of 17 since inception in July 1997. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index      from Inception 7/31/97 to 12/31/16

Detailed Explanation of Quarterly Performance

The Fund’s tilt toward stocks with high price momentum boosted relative performance, because momentum stocks in the CRSP-10 universe posted strong returns during the quarter. Relative performance also benefited from our sidestepping strategies, which reduce exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy. The Fund held about 20% of its assets in stocks that had appreciated out of the 10th CRSP decile. Those holdings generated better returns than the CRSP-10 benchmark, helping relative performance.

Holdings in the Health Care, Energy and Materials sectors helped the Fund outperform its benchmark. An underweight allocation to the lagging Health Care sector also helped. By contrast, holdings in the Information Technology sector hurt relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	91 Years
1 (ultra-large)	4.28%	8.27%	11.63%	14.39%	6.80%	9.30%
2	4.09%	9.84%	16.97%	15.86%	8.17%	10.55%
3	4.46%	10.39%	16.83%	14.80%	8.14%	11.03%
4	6.30%	10.89%	13.49%	13.90%	8.47%	10.84%
5	6.06%	14.64%	16.95%	13.27%	9.24%	11.48%
6	5.02%	15.57%	18.79%	14.21%	8.07%	11.36%
7	9.24%	20.79%	25.23%	16.16%	9.01%	11.57%
8	9.58%	21.05%	21.59%	14.48%	8.34%	11.55%
9	12.05%	28.22%	30.92%	15.36%	8.01%	11.54%
10 (ultra-small)	6.45%	21.34%	21.62%	14.87%	6.59%	13.29%

[1]

Performance figures are as of the period ended December 31, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

24	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

The Fund held about 25% of its assets on average in stocks that had appreciated out of the 10th CRSP decile. Those holdings hurt performance relative to the benchmark. The Fund’s momentum tilt, which provided greater exposure to high-momentum stocks while reducing exposure to low-momentum stocks, boosted relative performance. Our sidestepping strategies, which reduce exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, also helped relative returns.

Holdings in the Financials, Materials, Information Technology and Consumer Discretionary sectors detracted from relative performance. By contrast, holdings in the Health Care and Energy sectors improved relative returns, as did an underweight position in Health Care and overweight stakes in Materials and Information Technology.

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.7%
2	Evolution Petroleum Corp.	Oil, Gas & Consumable Fuels	0.6%
3	Resolute Energy Corp.	Oil, Gas & Consumable Fuels	0.6%
4	Pioneer Energy Services Corp.	Energy Equipment & Services	0.5%
5	Dawson Geophysical Co.	Energy Equipment & Services	0.5%
6	Farmers Capital Bank Corp.	Commercial Banks	0.5%
7	Enzo Biochem,Inc.	Life Sciences Tools & Services	0.5%
8	Orion Group Holdings, Inc.	Construction & Engineering	0.5%
9	Home Bancorp Inc.	Thrifts &Mortgage Finance	0.5%
10	Achaogen, Inc.	Pharmaceuticals	0.5%
	Total		5.4%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	12.2%	11.9%	0.4%
Consumer Staples	2.5%	2.4%	0.1%
Energy	9.2%	11.4%	-2.2%
Financials	23.8%	24.2%	-0.4%
Health Care	16.1%	16.0%	0.2%
Industrials	12.7%	12.2%	0.5%
Information Technology	16.3%	15.3%	1.0%
Materials	3.2%	3.1%	0.1%
Real Estate	1.0%	1.4%	-0.4%
Telecommunication Services	0.8%	0.6%	0.2%
Utilities	1.7%	1.6%	0.1%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	25

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

26	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.66%
Aerospace & Defense - 1.54%
Air Industries Group*+	80,000	$252,000
Arotech Corp.*+	234,163	819,570
CPI Aerostructures, Inc.*+	40,079	370,731
Ducommun, Inc.*	52,200	1,334,232
Innovative Solutions & Support, Inc.*	172,054	572,940
LMI Aerospace, Inc.*	54,558	470,290
SIFCO Industries, Inc.*+	55,046	421,102
Sparton Corp.*	48,300	1,151,955
Sypris Solutions, Inc.*	33,004	29,040
Tel-Instrument Electronics Corp.*+	15,000	66,000

		5,487,860

Air Freight & Logistics - 0.27%
Radiant Logistics, Inc.*	247,200	964,080

Auto Components - 1.33%
China XD Plastics Co., Ltd.*+	56,000	224,000
Horizon Global Corp.*	50,000	1,200,000
Shiloh Industries, Inc.*	124,293	858,865
SORL Auto Parts, Inc.*+	109,900	334,096
Spartan Motors, Inc.	148,200	1,370,850
Strattec Security Corp.	19,100	769,730

		4,757,541

Beverages - 0.91%
Castle Brands, Inc.*	899,187	683,382
Craft Brew Alliance, Inc.*+	81,840	1,383,096
Primo Water Corp.*	79,830	980,312
Reed’s, Inc.*+	45,000	184,500

		3,231,290

Biotechnology - 7.49%
Actinium Pharmaceuticals, Inc.*	240,200	210,175
Adverum Biotechnologies, Inc.*	183,900	533,310
Aevi Genomic Medicine, Inc.*+	165,000	854,700
Akebia Therapeutics, Inc.*+	65,000	676,650
Aptevo Therapeutics, Inc.*	5,150	12,566
Aquinox Pharmaceuticals, Inc.*+	50,000	825,500
Aratana Therapeutics, Inc.*+	86,983	624,538
Argos Therapeutics, Inc.*+	97,424	477,378
Arqule, Inc.*	291,493	367,281
Asterias Biotherapeutics, Inc.*+	138,363	636,470
aTyr Pharma, Inc.*+	102,697	220,799

Industry Company	Shares	Value

Biotechnology (continued)
AVEO Pharmaceuticals, Inc.*	380,000	$205,200
Aviragen Therapeutics, Inc.*	158,470	194,918
BioSpecifics Technologies Corp.*	7,314	407,390
Calithera Biosciences, Inc.*+	158,100	513,825
Cara Therapeutics, Inc.*+	143,444	1,332,595
CareDx, Inc.*+	72,598	196,015
Catabasis Pharmaceuticals, Inc.*+	101,347	365,863
Cellular Biomedicine Group, Inc.*+	37,000	484,700
Cerulean Pharma, Inc.*	202,623	143,498
ChemoCentryx, Inc.*+	48,496	358,870
Chiasma, Inc.*+	19,789	38,589
Cidara Therapeutics, Inc.*+	80,000	832,000
Codexis, Inc.*	232,500	1,069,500
CoLucid Pharmaceuticals, Inc.*+	10,000	364,000
Conatus Pharmaceuticals, Inc.*+	103,000	542,810
Concert Pharmaceuticals, Inc.*+	28,200	290,178
CorMedix, Inc.*+	177,701	271,883
Curis, Inc.*	265,960	819,157
Dicerna Pharmaceuticals, Inc.*+	85,000	244,800
Dimension Therapeutics, Inc.*+	41,400	180,090
Eiger BioPharmaceuticals, Inc.*+	28,165	328,122
Fate Therapeutics, Inc.*+	180,000	451,800
Flexion Therapeutics, Inc.*+	32,000	608,640
Genocea Biosciences, Inc.*+	119,000	490,280
GlycoMimetics, Inc.*+	81,764	498,760
Immunomedics, Inc.*+	288,900	1,060,263
Infinity Pharmaceuticals, Inc.*+	200,000	270,000
Invivo Therapeutics Holdings Corp.*+	66,350	278,670
IsoRay, Inc.*	218,700	126,846
Kura Oncology, Inc.*	63,000	371,700
MediciNova, Inc.*+	107,710	649,491
Minerva Neurosciences, Inc.*+	80,000	940,000
Mirna Therapeutics, Inc.*	45,000	81,000
NanoViricides, Inc.*+	225,000	240,750
Neos Therapeutics, Inc.*+	65,000	380,250
Nivalis Therapeutics, Inc.*	60,000	134,400

www.bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Oncocyte Corp.*+	100,000	$ 705,000
Oragenics, Inc.*	140,475	75,856
OvaScience, Inc.*+	184,400	282,132
Pfenex, Inc.*+	96,064	871,300
PharmAthene, Inc.*	250,000	812,500
Pronai Therapeutics, Inc.*	100,000	149,000
Protalix BioTherapeutics, Inc.*	271,672	120,894
Proteon Therapeutics, Inc.*+	58,986	112,073
REGENXBIO, Inc.*	27,852	516,655
Regulus Therapeutics, Inc.*+	210,700	474,075
Rigel Pharmaceuticals, Inc.*	150,000	357,000
Synthetic Biologics, Inc.*+	344,905	263,025
Tetraphase Pharmaceuticals, Inc.*+	150,000	604,500
Tokai Pharmaceuticals, Inc.*+	100,000	97,790
Verastem, Inc.*	53,900	60,368

		26,708,388

Building Products - 0.21%
Alpha Pro Tech, Ltd.*+	211,200	739,200

Capital Markets - 2.03%
Calamos Asset Management, Inc., Class A	123,500	1,055,925
Capitala Finance Corp.+	81,280	1,050,950
FBR & Co.+	37,575	488,475
Fifth Street Senior Floating Rate Corp.	103	897
Horizon Technology Finance Corp.+	20,000	210,600
Institutional Financial Markets, Inc.+	30,000	35,700
JMP Group LLC+	96,851	594,665
KCAP Financial, Inc.+	143,900	572,722
Medallion Financial Corp.+	145,411	439,141
Monroe Capital Corp.+	61,403	944,378
Oppenheimer Holdings, Inc., Class A	31,550	586,830
Pzena Investment Management, Inc., Class A	52,800	586,608
Silvercrest Asset
Management Group LLC, Class A	50,002	657,526

		7,224,417

Chemicals - 0.92%
Arcadia Biosciences, Inc.*+	75,000	69,000
BioAmber, Inc.*+	166,700	916,850

Industry Company	Shares	Value

Chemicals (continued)
Core Molding Technologies, Inc.*	45,100	$ 771,661
Flexible Solutions International, Inc.*	1,200	1,632
Gulf Resources, Inc.*	285,900	557,505
KMG Chemicals, Inc.	10,000	388,900
Marrone Bio Innovations, Inc.*+	181,200	387,768
Northern Technologies
International Corp.*+	13,950	191,812

		3,285,128
Commercial Banks - 12.25%
1st Constitution Bancorp+	38,733	724,307
Access National Corp.+	33,500	929,960
American National Bankshares, Inc.	31,746	1,104,761
American River Bankshares*	56,000	846,160
AmeriServ Financial, Inc.	155,671	575,983
Anchor Bancorp, Inc.*+	22,000	598,400
Auburn National Bancorporation, Inc.+	2,974	93,116
Bank of Commerce Holdings+	87,441	830,689
Bankwell Financial Group, Inc.	8,000	260,000
Bar Harbor Bankshares+	18,050	854,306
BCB Bancorp, Inc.	55,212	717,756
C&F Financial Corp.	15,400	767,690
Carolina Bank Holdings, Inc.*	27,000	697,410
Century Bancorp, Inc., Class A	23,272	1,396,320
Chemung Financial Corp.+	29,998	1,090,427
Citizens Holding Co.+	20,670	534,319
CM Finance, Inc.	35,000	325,500
Codorus Valley Bancorp, Inc.+	21,726	621,351
Colony Bankcorp, Inc.*	22,868	301,858
Community West Bancshares	38,357	356,720
Eastern Virginia Bankshares, Inc.	48,000	501,600
Evans Bancorp, Inc.	18,701	590,017
Farmers Capital Bank Corp.	42,058	1,768,539
First Bancorp, Inc.	30,800	1,019,480
First Bancshares, Inc. (The)+	40,194	1,105,335
First Business Financial Services, Inc.	42,308	1,003,546
First Northwest Bancorp*	15,000	234,000
First South Bancorp, Inc.	56,980	680,911

28	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
First United Corp.*	9,200	$ 146,740
Landmark Bancorp, Inc.+	12,165	340,985
Macatawa Bank Corp.	51,500	536,115
MBT Financial Corp.	119,185	1,352,750
Medley Management, Inc., Class A	48,800	483,120
MidSouth Bancorp, Inc.	60,600	824,160
MSB Financial Corp./MD*	25,000	367,500
MutualFirst Financial, Inc.	38,911	1,287,954
Northeast Bancorp	35,000	458,500
Northrim BanCorp, Inc.	34,750	1,098,100
Ohio Valley Banc Corp.+	19,500	530,400
Old Second Bancorp, Inc.	118,690	1,311,524
Pacific Mercantile Bancorp*+	83,319	608,229
Peapack Gladstone Financial Corp.	39,130	1,208,334
Penns Woods Bancorp, Inc.+	16,400	828,200
Peoples Bancorp of North Carolina, Inc.+	25,301	634,296
Premier Financial Bancorp, Inc.+	48,220	969,222
Royal Bancshares of Pennsylvania, Inc., Class A*	78,195	324,509
Select Bancorp, Inc.*+	19,676	193,809
Shore Bancshares, Inc.	83,400	1,271,850
Sierra Bancorp	42,900	1,140,711
Southern First Bancshares, Inc.*	32,215	1,159,740
Southern National Bancorp of Virginia, Inc.	70,892	1,158,375
Suffolk Bancorp	27,000	1,156,140
Sussex Bancorp+	23,000	480,700
Two River Bancorp+	38,065	567,930
Union Bankshares, Inc./Morrisville VT+	1,473	66,948
Unity Bancorp, Inc.+	41,500	651,550
Veritex Holdings, Inc.*	20,000	534,200
Western New England Bancorp, Inc.	158,362	1,480,685

		43,703,737

Commercial Services & Supplies - 1.41%
Acme United Corp.	3,000	76,740
AMREP Corp.*	17,000	126,140
ARC Document Solutions, Inc.*	50,000	254,000
Ascent Capital Group, Inc., Class A*	20,000	325,200
Cenveo, Inc.*	32,762	229,006

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
CompX International, Inc.	3,200	$ 51,520
Ecology & Environment, Inc., Class A	3,000	31,650
EnerNOC, Inc.*+	179,100	1,074,600
Fuel Tech, Inc.*	93,628	107,672
Intersections, Inc.*	85,300	340,347
Patriot National, Inc.*+	105,000	488,250
Performant Financial Corp.*	310,000	728,500
TRC Cos., Inc.*	94,275	999,315
Versar, Inc.*	129,938	179,314

		5,012,254
Communications Equipment - 1.51%
Black Box Corp.	31,764	484,401
Communications Systems, Inc.	63,800	295,394
EMCORE Corp.	98,702	858,707
KVH Industries, Inc.*	84,510	997,218
Numerex Corp., Class A*+	50,008	370,059
PC-Tel, Inc.+	91,100	490,118
RELM Wireless Corp.	243,744	1,157,784
Tessco Technologies, Inc.	44,500	578,500
Westell Technologies, Inc., Class A*	253,400	164,710

		5,396,891
Computers & Peripherals - 1.34%
AstroNova, Inc.	32,800	467,400
Concurrent Computer Corp.	75,700	404,995
Datalink Corp.*	123,700	1,392,862
Imation Corp.*	145,100	118,982
Intevac, Inc.*	82,933	709,077
Quantum Corp.*	250,000	208,025
Qumu Corp.*	85,200	202,776
TransAct Technologies, Inc.	80,688	532,541
USA Technologies, Inc.*+	171,400	737,020

		4,773,678
Construction & Engineering - 1.63%
Goldfield Corp. (The)*	63,480	323,748
Layne Christensen Co.*+	36,430	395,994
Northwest Pipe Co.*	50,295	866,080
Orion Group Holdings, Inc.*	168,200	1,673,590
Sterling Construction Co., Inc.*	182,736	1,545,947
Willdan Group, Inc.*	45,000	1,016,550

		5,821,909
Consumer Finance - 0.95%
Asta Funding, Inc.*	122,300	1,198,540
Atlanticus Holdings Corp.*	60,812	173,314

www.bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Finance (continued)
Consumer Portfolio Services, Inc.*	155,100	$ 794,112
Regional Management Corp.*	47,000	1,235,160

		3,401,126

Containers & Packaging - 0.29%
AEP Industries, Inc.	8,846	1,027,021

Distributors - 0.26%
AMCON Distributing Co.+	3,900	449,670
VOXX International Corp.*	104,500	491,150

		940,820

Diversified Consumer Services - 0.69%
Collectors Universe, Inc.	36,960	784,661
Liberty Tax, Inc.+	52,800	707,520
Lincoln Educational Services Corp.*	153,400	294,528
National American University Holdings, Inc.+	350,988	684,427

		2,471,136

Diversified Financial Services - 1.43%
Ashford, Inc.*	4,000	176,440
California First National Bancorp	71,257	1,115,172
Emergent Capital, Inc.*+	102,454	123,969
FXCM, Inc., Class A*+	26,000	183,300
GAIN Capital Holdings, Inc.	94,400	621,152
Impac Mortgage Holdings, Inc.*+	60,600	849,612
Marlin Business Services Corp.	64,500	1,348,050
Stonegate Mortgage Corp.*+	115,000	686,550

		5,104,245

Diversified Telecommunication Services - 1.16%
Alaska Communications Systems Group, Inc.*	243,000	398,520
Aviat Networks, Inc.*	6,186	85,862
Hawaiian Telcom Holdco, Inc.*	45,642	1,131,009
HC2 Holdings, Inc.*	188,600	1,118,398
Hooper Holmes, Inc.*	100,000	82,000
IDT Corp., Class B	25,567	474,012
Ooma, Inc.*+	50,000	450,000
Straight Path Communications, Inc., Class B*+	12,143	411,769

		4,151,570

Industry Company	Shares	Value

Electric Utilities - 0.18%
Spark Energy, Inc., Class A+	21,500	$ 651,450

Electrical Equipment - 0.62%
Allied Motion Technologies, Inc.	35,650	762,553
Espey Manufacturing & Electronics Corp.	10,700	273,385
Highpower International, Inc.*	50,000	117,500
Preformed Line Products Co.	8,489	493,381
Ultralife Corp.*	112,400	556,380

		2,203,199

Electronic Equipment, Instruments & Components - 3.78%
American Superconductor Corp.*+	37,025	272,874
Control4 Corp.*	80,000	816,000
Echelon Corp.*	30,000	141,000
Electro Scientific Industries, Inc.*	126,700	750,064
Frequency Electronics, Inc.*	41,000	442,800
ID Systems, Inc.*	83,000	449,860
IEC Electronics Corp.*	73,450	262,216
IntriCon Corp.*	21,500	148,350
Iteris, Inc.*	197,520	718,973
Kemet Corp.*	197,800	1,311,414
Key Tronic Corp.*	57,100	446,522
Maxwell Technologies, Inc.*+	80,000	409,600
MOCON, Inc.	12,800	249,600
Napco Security Technologies Inc.*+	81,576	693,396
PAR Technology Corp.*	104,750	584,505
PCM, Inc.*	54,200	1,219,500
Perceptron, Inc.*	80,000	531,200
Radisys Corp.*	259,300	1,148,699
RF Industries, Ltd.	35,000	61,250
Richardson Electronics, Ltd.	102,011	642,669
SMTC Corp.*	149,000	227,970
Vicon Industries, Inc.*	29,900	17,940
Vishay Precision Group, Inc.*	56,900	1,075,410
Wayside Technology Group, Inc.	35,298	660,073
Wireless Telecom Group, Inc.*	113,100	216,021

		13,497,906

30	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Energy Equipment & Services - 3.23%
Dawson Geophysical Co.*	232,139	$ 1,866,398
Enservco Corp.*	227,398	127,320
Era Group, Inc.*	71,650	1,215,900
Geospace Technologies Corp.*+	46,663	950,059
Gulf Island Fabrication, Inc.	100,400	1,194,760
Gulfmark Offshore, Inc., Class A*	115,800	202,650
Mitcham Industries, Inc.*	141,900	588,885
Natural Gas Services Group, Inc.*	47,185	1,516,998
Pioneer Energy Services Corp.*	280,000	1,918,000
SAExploration Holdings, Inc.*+	718	5,241
Superior Drilling Products, Inc.*	166,187	219,367
Tidewater, Inc.+	100,000	341,000
Willbros Group, Inc.*	425,000	1,377,000

		11,523,578

Food Products - 0.71%
Griffin Industrial Realty, Inc.	13,300	422,009
Inventure Foods, Inc.*+	44,000	433,400
Lifeway Foods, Inc.*	90,152	1,037,650
Rocky Mountain Chocolate Factory, Inc.+	10,000	101,900
Seneca Foods Corp., Class A*	7,000	280,350
TerraVia Holdings, Inc.*+	212,696	244,600

		2,519,909

Gas Utilities - 0.50%
Delta Natural Gas Co., Inc.	40,000	1,173,200
Gas Natural, Inc.	48,800	612,440

		1,785,640

Health Care Equipment & Supplies - 3.07%
AdCare Health Systems, Inc.*	129,601	189,217
Avinger, Inc.*+	95,000	351,500
CryoLife, Inc.	20,770	397,745
Cutera, Inc.*	60,200	1,044,470
Digirad Corp.	172,894	864,470
Invuity, Inc.*+	75,000	431,250
Iridex Corp.*+	45,500	639,730
Kewaunee Scientific Corp.+	14,000	342,300
Lantheus Holdings, Inc.*	84,802	729,297
Navidea Biopharmaceuticals, Inc.*+	548,580	344,728
Retractable Technologies, Inc.*	34,000	31,620

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
Roka Bioscience, Inc.*+	16,950	$ 71,868
RTI Surgical, Inc.*	70,000	227,500
Seaspine Holdings Corp.*	65,800	519,820
Sientra, Inc.*+	134,200	1,143,384
Span-America Medical Systems, Inc., Class A	3,000	54,720
TransEnterix, Inc.*+	175,000	227,500
Unilife Corp.*+	80,000	184,000
Utah Medical Products, Inc.	33,900	2,466,225
Veracyte, Inc.*+	88,200	682,668

		10,944,012

Health Care Providers & Services - 1.07%
Addus HomeCare Corp.*	16,600	581,830
Alliance HealthCare Services, Inc.*	48,436	464,986
Almost Family, Inc.*	2,400	105,840
BioScrip, Inc.*+	46,338	48,192
BioTelemetry, Inc.*+	46,756	1,044,997
InfuSystems Holdings, Inc.*	209,900	535,245
Juniper Pharmaceuticals, Inc.*+	59,200	331,520
Nuvectra Corp.*	26,000	130,780
RadNet, Inc.*	89,800	579,210

		3,822,600

Hotels, Restaurants & Leisure - 2.44%
Ark Restaurants Corp.	9,900	240,075
Bravo Brio Restaurant Group, Inc.*	97,894	371,997
Dover Downs Gaming &
Entertainment, Inc.*	92,580	95,357
Dover Motorsports, Inc.	82,896	190,661
Famous Dave’s of America, Inc.*+	45,200	223,740
Gaming Partners International Corp.	56,300	664,903
Golden Entertainment, Inc.	42,300	512,253
Ignite Restaurant Group, Inc.*+	173,100	93,474
J Alexander’s Holdings, Inc.*	83,800	900,850
Jamba, Inc.*+	100,662	1,036,819
Kona Grill, Inc.*+	67,500	847,125
Luby’s, Inc.*	135,600	580,368
Monarch Casino & Resort, Inc.*	19,485	502,323
Nathan’s Famous, Inc.*	12,000	778,800
Nevada Gold & Casinos, Inc.*	120,000	222,000
Papa Murphy’s Holdings, Inc.*+	10,000	42,200
Peak Resorts, Inc.+	31,900	177,045

www.bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Red Lion Hotels Corp.*	74,900	$625,415
Ruby Tuesday, Inc.*	50,000	161,500
Town Sports International Holdings, Inc.*	173,571	433,928

		8,700,833

Household Durables - 1.47%
Bassett Furniture Industries, Inc.	12,234	371,914
CSS Industries, Inc.	29,150	789,090
Dixie Group, Inc. (The)*	100,600	362,160
Emerson Radio Corp.*	198,100	208,005
Hooker Furniture Corp.	32,227	1,223,015
Lifetime Brands, Inc.	45,000	798,750
P&F Industries, Inc., Class A+	10,500	86,835
Stanley Furniture Co., Inc.	129,383	116,471
Turtle Beach Corp.*	267,416	350,315
UCP, Inc., Class A*	30,500	367,525
ZAGG, Inc.*	80,000	568,000

		5,242,080

Household Products - 0.44%
Oil-Dri Corp. of America	27,500	1,050,775
Orchids Paper Products Co.+	20,000	523,600

		1,574,375

Independent Power Producers & Energy Traders - 0.27%
Genie Energy, Ltd., Class B+	98,667	567,335
Synthesis Energy Systems, Inc.*	394,064	394,064

		961,399

Insurance - 1.50%
1347 Property Insurance Holdings, Inc.*+	38,400	299,520
Atlantic American Corp.	21,056	86,330
eHealth, Inc.*	45,000	479,250
Federated National Holding Co.	38,000	710,220
First Acceptance Corp.*	140,200	145,808
Hallmark Financial Services, Inc.*	80,400	935,052
Health Insurance Innovations, Inc., Class A*+	26,900	480,165
Independence Holding Co.	58,990	1,153,254
Investors Title Co.	6,800	1,075,624

		5,365,223

Industry Company	Shares	Value

Internet & Catalog Retail - 0.41%
CafePress, Inc.*	69,188	$203,413
EVINE Live, Inc.*	446,286	669,429
US Auto Parts Network, Inc.*	164,751	579,924

		1,452,766

Internet Software & Services - 4.25%
Amber Road, Inc.*	92,800	842,624
BroadVision, Inc.*+	72,749	338,283
Carbonite, Inc.*	22,400	367,360
Connecture, Inc.*+	205,000	344,400
DMC Global, Inc.	86,458	1,370,359
Internap Corp.*	233,600	359,744
Inuvo, Inc.*	265,600	443,552
iPass, Inc.*	50,000	82,500
Leaf Group, Ltd.*	191,800	1,256,290
Limelight Networks, Inc.*	276,537	696,873
Liquidity Services, Inc.*	52,000	507,000
Marchex, Inc., Class B*	195,500	518,075
Marin Software, Inc.*	96,600	227,010
MaxPoint Interactive, Inc.*	30,000	180,000
QuinStreet, Inc.*	196,547	739,017
RealNetworks, Inc.*	153,800	747,468
Reis, Inc.	17,100	380,475
Rightside Group Ltd*	87,056	719,953
Rocket Fuel, Inc.*+	229,112	391,782
Spark Networks, Inc.*+	249,500	209,555
Synacor, Inc.*	100,000	310,000
TheStreet, Inc.	342,700	291,295
Travelzoo, Inc.*+	70,000	658,000
Tremor Video, Inc.*	460,200	1,145,898
Tucows, Inc., Class A*+	17,500	616,875
YuMe, Inc.*+	121,726	435,779
Zedge, Inc., Class B*+	16,855	52,756
Zix Corp.*	187,582	926,655

		15,159,578

IT Services - 1.77%
Computer Task Group, Inc.	105,762	445,258
CSP, Inc.+	38,700	409,446
Edgewater Technology, Inc.*	91,212	684,090
Everi Holdings, Inc.*	13,500	29,295
Information Services Group, Inc.*	196,600	715,624
Innodata, Inc.*	294,955	722,640
Lionbridge Technologies, Inc.*	36,200	209,960
Mattersight Corp.*+	164,896	610,115
NCI, Inc., Class A	38,430	536,098

32	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
Newtek Business Services Corp.+	18,200	$ 289,380
PRGX Global, Inc.*	178,800	1,054,920
StarTek, Inc.*	65,000	549,250
WidePoint Corp.*	70,447	55,646

		6,311,722

Leisure Equipment & Products - 0.64%
Arctic Cat, Inc.*+	15,100	226,802
Escalade, Inc.	39,780	525,096
JAKKS Pacific, Inc.*+	106,000	545,900
Johnson Outdoors, Inc., Class A	24,800	984,312

		2,282,110

Life Sciences Tools & Services - 0.83%
Enzo Biochem, Inc.*	243,800	1,691,972
Harvard Bioscience, Inc.*	317,017	966,902
pSivida Corp.*+	168,000	287,280

		2,946,154

Machinery - 3.46%
Ampco-Pittsburgh Corp.	57,999	971,483
Chicago Rivet & Machine Co.	10,000	416,000
Commercial Vehicle Group, Inc.*	131,000	724,430
Eastern Co. (The)	33,600	702,240
FreightCar America, Inc.+	20,000	298,600
Gencor Industries, Inc.*	80,250	1,259,925
Graham Corp.	35,900	795,185
Hardinge, Inc.	53,300	590,564
Hurco Companies, Inc.	41,334	1,368,155
Intelligent Systems Corp.+	35,362	149,935
Key Technology, Inc.*	23,900	278,674
L.B. Foster Co., Class A	29,000	394,400
L.S. Starrett Co. (The), Class A	38,136	354,665
MFRI, Inc.*	71,100	575,910
Miller Industries, Inc.	29,800	788,210
Supreme Industries, Inc., Class A	92,993	1,459,990
Twin Disc, Inc.*+	56,600	826,360
Unique Fabricating, Inc.+	13,600	198,560
Xerium Technologies, Inc.*	33,550	188,551

		12,341,837

Media - 1.46%
A.H. Belo Corp., Class A	34,900	221,615
Ballantyne Strong, Inc.*	117,020	936,160
Beasley Broadcast Group, Inc., Class A	28,125	174,375

Industry Company	Shares	Value

Media (continued)
Emmis Communications
Corp., Class A*	59,125	$ 193,930
Harte-Hanks, Inc.	175,000	264,250
Lee Enterprises, Inc.*+	220,000	638,000
McClatchy Co. (The),
Class A*	19,435	256,153
Saga Communications, Inc., Class A	16,866	848,360
Salem Media Group, Inc.	145,100	906,875
Spanish Broadcasting
System, Inc., Class A*	13,629	41,568
Townsquare Media, Inc., Class A*	71,357	742,826

		5,224,112

Metals & Mining - 1.56%
A.M. Castle & Co.*	121,400	30,593
ALJ Regional Holdings, Inc.*+	70,000	307,300
A-Mark Precious Metals, Inc.+	30,100	586,950
Friedman Industries, Inc.	67,000	446,220
Gold Resource Corp.+	108,100	470,235
Olympic Steel, Inc.	43,200	1,046,736
Ryerson Holding Corp.*	89,000	1,188,150
Synalloy Corp.*+	77,400	847,530
Universal Stainless & Alloy Products, Inc.*+	48,286	652,344

		5,576,058

Multiline Retail - 0.33%
Bon-Ton Stores, Inc. (The)*	120,439	177,045
Flex Pharma, Inc.*+	79,099	417,643
Gaia, Inc.*	48,400	418,660
Gordmans Stores, Inc.*	255,100	174,744

		1,188,092

Oil, Gas & Consumable Fuels - 5.91%
Adams Resources & Energy, Inc.	22,300	884,195
Aemetis, Inc.*	224,139	311,553
Approach Resources, Inc.*+	274,900	920,915
Aspen Aerogels, Inc.*	171,130	706,767
Bill Barrett Corp.*+	52,100	364,179
Bonanza Creek Energy, Inc.*+	115,000	117,300
Clayton Williams Energy, Inc.*+	11,500	1,371,490
Cloud Peak Energy, Inc.*+	160,000	897,600
Comstock Resources, Inc.*+	85,480	841,978
Contango Oil & Gas Co.*	75,000	700,500

www.bridgeway.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Earthstone Energy, Inc.*	54,800	$ 752,952
Evolution Petroleum Corp.	217,123	2,171,230
Gastar Exploration, Inc.*	345,200	535,060
Harvest Natural Resources, Inc.*+	56,125	346,852
Independence Contract Drilling, Inc.*	148,000	991,600
ION Geophysical Corp.*+	85,150	510,900
Jones Energy, Inc., Class A*+	147,742	738,710
Mexco Energy Corp.*	12,000	60,000
Panhandle Oil & Gas, Inc., Class A	23,594	555,639
PetroQuest Energy, Inc.*	136,573	452,057
Resolute Energy Corp.*	48,000	1,977,120
REX American Resources Corp.*	12,249	1,209,589
Rex Energy Corp.*	465,300	219,249
Ring Energy, Inc.*+	38,358	498,270
Triangle Petroleum Corp.*	271,000	63,956
Uranium Energy Corp.*+	145,000	162,400
VAALCO Energy, Inc.*	237,100	246,584
W&T Offshore, Inc.*+	325,000	900,250
Westmoreland Coal Co.*	75,000	1,325,250
Yuma Energy, Inc.*+	14,240	48,416
Zion Oil & Gas, Inc.*	132,285	181,230

		21,063,791
Paper & Forest Products - 0.05%
Orient Paper, Inc.*	163,811	190,021
Personal Products - 0.49%
CCA Industries, Inc.*+	15,752	40,955
Mannatech, Inc.	13,600	276,080
Natural Alternatives International, Inc.*+	19,910	224,983
Nutraceutical International Corp.	30,000	1,048,500
United-Guardian, Inc.	10,000	155,000

		1,745,518
Pharmaceuticals - 3.76%
AcelRx Pharmaceuticals, Inc.*+	243,650	633,490
Achaogen, Inc.*+	125,400	1,632,708
Agile Therapeutics, Inc.*+	98,034	558,794
Alimera Sciences, Inc.*+	234,444	253,200
Corium International, Inc.*+	85,000	345,100
Cumberland Pharmaceuticals, Inc.*	202,500	1,113,750
Durect Corp.*	608,600	815,524

Industry Company	Shares	Value

Pharmaceuticals (continued)
Egalet Corp.*+	166,950	$ 1,277,167
Endocyte, Inc.*	174,000	443,700
Immune Design Corp.*	115,000	632,500
Inotek Pharmaceuticals Corp.*+	54,813	334,359
Marinus Pharmaceuticals, Inc.*	30,000	30,300
Ocera Therapeutics, Inc.*	90,000	189,000
Ocular Therapeutix, Inc.*+	100,000	837,000
Pain Therapeutics, Inc.*	368,253	209,978
Synutra International, Inc.*+	75,900	406,065
Tracon Pharmaceuticals, Inc.*+	29,135	142,762
Vital Therapies, Inc.*+	90,000	391,500
VIVUS, Inc.*	512,800	589,720
vTv Therapeutics, Inc. Class A*	60,000	289,800
Zafgen, Inc.*+	124,351	395,436
Zogenix, Inc.*+	105,540	1,282,311
Zynerba Pharmaceuticals, Inc.*+	40,000	623,600

		13,427,764
Professional Services - 1.87%
CDI Corp.*	104,600	774,040
CRA International, Inc.	39,500	1,445,700
Franklin Covey Co.*	33,334	671,680
Hill International, Inc.*	286,551	1,246,497
Hudson Global, Inc.	304,760	414,474
Mastech Digital, Inc.*	6,250	42,562
RCM Technologies, Inc.	111,510	709,204
Volt Information Sciences, Inc.*	81,576	558,796
VSE Corp.	20,400	792,336

		6,655,289
Real Estate Management & Development - 0.89%
AV Homes, Inc.*+	37,800	597,240
Consolidated-Tomoka Land Co.	21,249	1,135,122
Maui Land & Pineapple Co., Inc.*	30,000	217,500
Stratus Properties, Inc.*	37,150	1,216,662

		3,166,524
Road & Rail - 0.58%
Celadon Group, Inc.+	77,600	554,840
Covenant Transportation Group, Inc., Class A*	20,700	400,338

34	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Road & Rail (continued)
PAM Transportation Services, Inc.*	31,400	$ 815,772
USA Truck, Inc.*	35,000	304,850

		2,075,800
Semiconductors & Semiconductor Equipment - 1.95%
Amtech Systems, Inc.*+	57,500	244,375
AXT, Inc.*	201,006	964,829
CyberOptics Corp.*	57,550	1,502,055
GigPeak, Inc.*	221,900	559,188
GSI Technology, Inc.*	161,417	1,000,785
Intermolecular, Inc.*	347,600	329,525
inTEST Corp.*+	49,500	227,700
Magnachip Semiconductor Corp.*+	132,000	818,400
Pixelworks, Inc.*+	58,900	164,920
Ultra Clean Holdings, Inc.*	118,377	1,148,257

		6,960,034
Software - 2.05%
American Software, Inc., Class A	35,700	368,781
BSQUARE Corp.*	79,500	465,075
Corindus Vascular Robotics, Inc.*+	490,600	342,635
Covisint Corp.*+	187,200	355,680
Exa Corp.*	74,150	1,138,944
GlobalSCAPE, Inc.	121,700	495,319
GSE Systems, Inc.*+	195,125	682,938
Guidance Software, Inc.*+	134,481	952,125
Inseego Corp.*+	225,000	549,000
Network-1 Technologies, Inc.*	50,000	170,000
QAD, Inc., Class B	8,250	210,788
Rosetta Stone, Inc.*	103,160	919,156
Seachange International, Inc.*	119,000	273,700
Upland Software, Inc.*+	44,000	393,800

		7,317,941
Specialty Retail - 1.87%
Build-A-Bear Workshop, Inc.*	29,500	405,625
Christopher & Banks Corp.*	132,200	309,348
Container Store Group, Inc. (The)*+	100,000	635,000
Destination Maternity Corp.+	69,155	357,531
Destination XL Group, Inc.*	119,100	506,175
hhgregg, Inc.*+	100,000	143,000
Kirkland’s, Inc.*	25,000	387,750
New York & Co., Inc.*	308,500	700,295

Industry Company	Shares	Value

Specialty Retail (continued)
Tandy Leather Factory, Inc.*+	82,000	$ 664,200
Tilly’s, Inc., Class A*	102,175	1,347,688
Trans World Entertainment Corp.*	98,403	319,810
West Marine, Inc.*	85,432	894,473

		6,670,895
Textiles, Apparel & Luxury Goods - 1.20%
Charles & Colvard, Ltd.*	50,521	55,573
Cherokee, Inc.*+	16,100	169,050
Culp, Inc.+	26,016	966,494
Delta Apparel, Inc.*	32,988	683,841
Lakeland Industries, Inc.*	67,557	702,593
Perry Ellis International, Inc.*	35,000	871,850
Rocky Brands, Inc.	72,200	833,910

		4,283,311
Thrifts & Mortgage Finance - 5.17%
ASB Bancorp, Inc.*+	21,000	614,250
Atlantic Coast Financial Corp.*	57,150	388,620
Bank Mutual Corp.	79,000	746,550
Citizens Community Bancorp, Inc.	35,600	442,508
Eagle Bancorp Montana, Inc.+	6,289	132,698
Entegra Financial Corp.*	26,800	552,080
ESSA Bancorp, Inc.	59,000	927,480
First Financial Northwest, Inc.	61,600	1,215,984
Guaranty Federal Bancshares, Inc.+	20,856	441,730
Hawthorn Bancshares, Inc.+	25,000	441,250
Hingham Institution for Savings+	2,500	491,950
HMN Financial, Inc.*	30,000	525,000
Home Bancorp, Inc.	42,300	1,633,203
HopFed Bancorp, Inc.	32,988	444,018
Lake Shore Bancorp, Inc.+	22,150	360,159
Lake Sunapee Bank Group	20,250	477,698
Malvern Bancorp, Inc.*+	37,800	799,470
Provident Financial Holdings, Inc.	63,617	1,286,336
Riverview Bancorp, Inc.	138,006	966,042
Security National Financial Corp., Class A*+	50,517	328,360
SI Financial Group, Inc.	83,176	1,280,910
Southern Missouri Bancorp, Inc.+	45,800	1,620,404
Territorial Bancorp, Inc.	22,300	732,332

www.bridgeway.com	35

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Timberland Bancorp, Inc.	49,022	$ 1,012,795
United Community Bancorp+	26,200	437,540
Wayne Savings Bancshares, Inc.+	7,800	128,700

		18,428,067

Trading Companies & Distributors - 1.36%
AeroCentury Corp.*+	10,900	103,005
CAI International, Inc.*	106,500	923,355
Educational Development Corp.+	34,000	338,300
EnviroStar, Inc.+	35,000	507,500
General Finance Corp.*+	136,723	758,813
Houston Wire & Cable Co.+	59,300	385,450
Lawson Products, Inc.*	32,400	771,120
Transcat, Inc.*	5,000	54,000
Willis Lease Finance Corp.*	39,000	997,620

		4,839,163

Water Utilities - 0.90%
Artesian Resources Corp., Class A	21,500	686,710
Cadiz, Inc.*+	96,700	1,208,750
York Water Co., (The)	34,214	1,306,975

		3,202,435

TOTAL COMMON STOCKS - 99.66%		355,503,477

(Cost $267,952,632)

EXCHANGE TRADED FUND - 0.20%
iShares Micro-Cap ETF+	8,525	731,786

TOTAL EXCHANGE TRADED FUND - 0.20%		731,786

(Cost $218,805)

WARRANTS - 0.01%
SAExploration Series A, expire 07/27/21*Δ	848	—
SAExploration Series B, expire 07/27/21*Δ	848	—
Asterias Biotherapeutics, Inc., expire 02/15/17*+	27,672	15,081
BioTime, Inc., expire 10/01/18*+	16,058	11,241

TOTAL WARRANTS - 0.01%		26,322

(Cost $36,343)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.27%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	47,353,300	$ 47,353,300

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.27%			47,353,300

(Cost $47,353,300)

TOTAL INVESTMENTS - 113.14%			$403,614,885
(Cost $315,561,080)
Liabilities in Excess of Other Assets - (13.14%)			(46,889,189)

NET ASSETS - 100.00%			$356,725,696

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $45,214,621 as of December 31, 2016.

LLC - Limited Liability Company

36	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$355,503,477	$—	$—	$355,503,477
Exchange Traded Fund	731,786	—	—	731,786
Warrants	26,322	—	—	26,322
Investments Purchased with Cash Proceeds from Securities Lending	—	47,353,300	—	47,353,300

TOTAL	$356,261,585	$47,353,300	$—	$403,614,885

See Notes to Financial Statements.

www.bridgeway.com	37

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 5.94%, underperforming our primary market benchmark, the Russell 2000 Index (+8.83%). It was a poor quarter on a relative basis.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 11.56%, underperforming the Russell 2000 Index (+18.68%).

For the calendar year, our Fund returned 13.73%, lagging the Russell 2000 Index (+21.31%).

The table below presents the December quarter, six-month, one-year, five-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

					Annualized
	Quarter	6 Months	1 Year	5 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	5.94%	11.56%	13.73%	12.04%	11.75%
Russell 2000 Index	8.83%	18.68%	21.31%	14.46%	13.05%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Small-Cap Momentum Fund ranked 791st of 874 small-cap core funds for the 12 months ended December 31, 2016, 491st of 640 over the last five years, and 379th of 574 such funds since inception in May 2010. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

38	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 12/31/16

Detailed Explanation of Quarterly Performance

The momentum factor was out of favor during the quarter. As a result, the Fund’s holdings of higher momentum stocks underperformed the benchmark, hurting relative returns. However, the Fund’s risk-adjustment feature, which avoids some higher-volatility stocks, added to relative returns.

Detailed Explanation of Calendar Year Performance

Similar to the quarterly performance, the Fund’s exposure to higher momentum stocks hurt relative returns, as those stocks significantly underperformed. Losses were partially offset by the Fund’s risk-adjustment feature, which avoids some higher-volatility stocks.

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	AK Steel Holding Corp.	Metals & Mining	0.9%
2	MKS Instruments, Inc.	Semiconductors & Semiconductor Equipment	0.8%
3	Integra LifeSciences Holdings Corp.	Health Care Equipment & Supplies	0.8%
4	PS Business Parks, Inc.	Real Estate Investment Trusts	0.8%
5	Tech Data Corp.	Electronic Equipment, Instruments & Components	0.8%
6	Education Realty Trust, Inc.	Real Estate Investment Trusts	0.8%
7	Greif, Inc.	Containers & Packaging	0.8%
8	National Health Investors, Inc.	Real Estate Investment Trusts	0.8%
9	InterDigital, Inc.	Communications Equipment	0.8%
10	MFA Financial, Inc.	Real Estate Investment Trusts	0.7%
	Total		8.1%

www.bridgeway.com	39

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	12.9%	12.6%	0.3%
Consumer Staples	5.1%	3.0%	2.1%
Energy	3.0%	3.8%	-0.8%
Financials	9.3%	19.9%	-10.6%
Health Care	6.3%	12.1%	-5.8%
Industrials	15.1%	14.6%	0.5%
Information Technology	22.2%	17.0%	5.2%
Materials	10.2%	4.9%	5.4%
Real Estate	7.6%	7.9%	-0.3%
Telecommunication Services	1.3%	0.7%	0.6%
Utilities	6.7%	3.5%	3.1%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

40	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.72%
Aerospace & Defense - 0.86%
AAR Corp.	400	$13,220
DigitalGlobe, Inc.*	750	21,488
KEYW Holding Corp. (The)*	500	5,895

		40,603

Airlines - 0.50%
SkyWest, Inc.	650	23,692

Auto Components - 1.76%
Cooper-Standard Holding, Inc.*	230	23,777
Dorman Products, Inc.*	400	29,224
Fox Factory Holding Corp.*	450	12,488
Horizon Global Corp.*	250	6,000
Spartan Motors, Inc.	400	3,700
Superior Industries International, Inc.	300	7,905

		83,094

Beverages - 0.68%
Cott Corp.	1,700	19,261
MGP Ingredients, Inc.+	200	9,996
Primo Water Corp.*	250	3,070

		32,327

Biotechnology - 0.67%
Codexis, Inc.*	500	2,300
Foundation Medicine, Inc.*+	450	7,965
Kamada, Ltd.*	450	2,452
PharmAthene, Inc.*	700	2,275
Vanda Pharmaceuticals, Inc.*	550	8,772
WaVe Life Sciences, Ltd.*	300	7,845

		31,609

Building Products - 0.67%
Gibraltar Industries, Inc.*	400	16,660
Patrick Industries, Inc.*	200	15,260

		31,920

Capital Markets - 0.22%
Arlington Asset Investment Corp., Class A+	300	4,446
PennantPark Investment Corp.	750	5,745

		10,191

Chemicals - 2.66%
Balchem Corp.	400	33,568
Chase Corp.	100	8,355
Innophos Holdings, Inc.	250	13,065

Industry Company	Shares	Value

Chemicals (continued)
KMG Chemicals, Inc.	150	$ 5,834
Koppers Holdings, Inc.*	250	10,075
Orion Engineered Carbons SA	700	13,195
Quaker Chemical Corp.	150	19,191
Stepan Co.	275	22,407

		125,690

Commercial Banks - 4.30%
ACNB Corp.+	50	1,562
Arrow Financial Corp.	154	6,237
BancFirst Corp.	200	18,610
Bankwell Financial Group, Inc.	100	3,250
Carolina Financial Corp.	150	4,618
Central Valley Community Bancorp	100	1,996
CNB Financial Corp.	200	5,348
Commerce Union Bancshares, Inc.	100	2,174
Farmers National Banc Corp.	300	4,260
First BanCorp Puerto Rico*	2,600	17,186
First Community Financial Partners, Inc.*+	200	2,340
First Mid-Illinois Bancshares, Inc.+	150	5,100
Franklin Financial Network, Inc.*	150	6,278
German American Bancorp, Inc.	200	10,522
Lakeland Bancorp, Inc.	550	10,725
Macatawa Bank Corp.	350	3,644
MBT Financial Corp.	250	2,838
MutualFirst Financial, Inc.	100	3,310
NV5 Global, Inc.*	150	5,010
Old Line Bancshares, Inc.	150	3,597
Orrstown Financial Services, Inc.	100	2,240
Peoples Bancorp, Inc.	200	6,492
People’s Utah Bancorp	200	5,370
Premier Financial Bancorp, Inc.	110	2,211
Provident Bancorp, Inc.*	100	1,790
QCR Holdings, Inc.	150	6,495
Republic Bancorp, Inc., Class A	200	7,908
Southern National Bancorp of Virginia, Inc.	150	2,451
Stock Yards Bancorp, Inc.	275	12,911
Tompkins Financial Corp.	200	18,908

www.bridgeway.com	41

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
TriState Capital Holdings, Inc.*	350	$ 7,735
Union Bankshares, Inc./Morrisville VT+	50	2,272
Xenith Bankshares, Inc.*+	285	8,037

		203,425

Commercial Services & Supplies - 4.92%
ABM Industries, Inc.	700	28,588
ACCO Brands Corp.*	1,300	16,965
Alarm.com Holdings, Inc.*	550	15,306
Casella Waste Systems, Inc., Class A*	500	6,205
Hudson Technologies, Inc.*	450	3,604
MSA Safety, Inc.	450	31,198
Performant Financial Corp.*	600	1,410
Quad/Graphics, Inc.	450	12,096
Sotheby’s*	650	25,909
Tetra Tech, Inc.	700	30,205
Travelport Worldwide, Ltd.	1,500	21,150
UniFirst Corp.	200	28,730
Viad Corp.	250	11,025

		232,391

Communications Equipment - 2.29%
Bel Fuse, Inc., Class B	150	4,635
Clearfield, Inc.*+	150	3,105
Gigamon, Inc.*	450	20,498
InterDigital, Inc.	400	36,540
NETGEAR, Inc.*	400	21,740
Oclaro, Inc.*	1,950	17,452
Silicom, Ltd.	100	4,109

		108,079

Computers & Peripherals - 0.04%
USA Technologies, Inc.*+	400	1,720

Construction & Engineering - 1.66%
Argan, Inc.	200	14,110
Granite Construction, Inc.	500	27,500
IES Holdings, Inc.*	250	4,788
Installed Building Products, Inc.*	400	16,520
Layne Christensen Co.*	250	2,718
MYR Group, Inc.*	200	7,536
Orion Group Holdings, Inc.*	300	2,985
Sterling Construction Co., Inc.*	300	2,538

		78,695

Industry Company	Shares	Value

Construction Materials - 0.08%
United States Lime & Minerals, Inc.	50	$ 3,788

Consumer Discretionary - 0.97%
Avon Products, Inc.*	5,350	26,964
Revlon, Inc., Class A*	650	18,948

		45,912

Consumer Finance - 1.02%
Cardtronics PLC, Class A*	550	30,014
Green Dot Corp., Class A*	600	14,130
Regional Management Corp.*	150	3,942

		48,086

Containers & Packaging - 0.84%
Greif, Inc., Class B+	550	37,152
UFP Technologies, Inc.*	100	2,545

		39,697

Diversified Consumer Services - 0.67%
2U, Inc.*	550	16,582
Capella Education Co.	150	13,170
Collectors Universe, Inc.	100	2,123

		31,875

Diversified Financial Services - 0.09%
Summit Financial Group, Inc.+	150	4,130

Diversified Telecommunication Services - 1.19%
Cogent Communications Holdings, Inc.	550	22,742
Consolidated Communications Holdings, Inc.+	650	17,452
IDT Corp., Class B	250	4,635
Lumos Networks Corp.*	300	4,686
ORBCOMM, Inc.*	800	6,616

		56,131

Electric Utilities - 2.16%
MGE Energy, Inc.	450	29,385
NRG Yield, Inc.+	1,150	18,170
Otter Tail Corp.	500	20,400
PNM Resources, Inc.	1,000	34,300

		102,255

Electrical Equipment - 2.46%
Brady Corp., Class A	550	20,652

42	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
Energizer Holdings, Inc.	750	$ 33,458
Franklin Electric Co., Inc.	550	21,395
II-VI, Inc.*	750	22,238
Orbotech, Ltd.*	550	18,376

		116,119

Electronic Equipment, Instruments & Components - 6.06%
Benchmark Electronics, Inc.*	600	18,300
Control4 Corp.*	250	2,550
Fabrinet*	450	18,135
Itron, Inc.*	450	28,282
Ituran Location And Control, Ltd.	250	6,625
Kimball Electronics, Inc.*	300	5,460
Lumentum Holdings, Inc.*	725	28,021
Mercury Systems, Inc.*	500	15,110
Napco Security Technologies, Inc.*	250	2,125
PC Connection, Inc.	300	8,427
PCM, Inc.*	150	3,375
Plexus Corp.*	400	21,616
Radisys Corp.*	400	1,772
Sanmina Corp.*	900	32,985
SPX Corp.*	500	11,860
Tech Data Corp.*	450	38,106
TTM Technologies, Inc.*	1,250	17,038
Vishay Intertechnology, Inc.+	1,650	26,730

		286,517

Energy - 0.42%
Pattern Energy Group, Inc.	1,050	19,940

Energy Equipment & Services - 0.58%
Forum Energy Technologies, Inc.*	1,100	24,200
Geospace Technologies Corp.*+	150	3,054

		27,254

Food & Staples Retailing - 0.52%
Village Super Market, Inc., Class A	100	3,090
Weis Markets, Inc.	325	21,723

		24,813

Food Products - 1.24%
Adecoagro SA*	1,500	15,570
Cosan, Ltd., Class A	2,200	16,522
Sanderson Farms, Inc.+	280	26,387

		58,479

Industry Company	Shares	Value

Gas Utilities - 1.44%
Chesapeake Utilities Corp.	200	$ 13,390
Northwest Natural Gas Co.	350	20,930
South Jersey Industries, Inc.	1,000	33,690

		68,010
Health Care Equipment & Supplies - 4.11%
AngioDynamics, Inc.*	450	7,591
AxoGen, Inc.*	400	3,600
CRH Medical Corp.*	900	4,725
CryoLife, Inc.	350	6,702
Exactech, Inc.*	150	4,095
Inogen, Inc.*	250	16,792
Integra LifeSciences Holdings Corp.*	450	38,606
Iridex Corp.*+	100	1,406
LeMaitre Vascular, Inc.	250	6,335
Merit Medical Systems, Inc.*	550	14,575
Nevro Corp.*+	350	25,431
Penumbra, Inc.*+	400	25,520
Spectranetics Corp.*	550	13,475
SurModics, Inc.*	150	3,810
Zeltiq Aesthetics, Inc.*	500	21,760

		194,423
Health Care Providers & Services - 0.40%
BioScrip, Inc.*	1,400	1,456
RadNet, Inc.*	550	3,548
Trupanion, Inc.*	300	4,656
U.S. Physical Therapy, Inc.	130	9,126

		18,786
Health Care Technology - 0.48%
Omnicell, Inc.*	475	16,102
Vocera Communications, Inc.*	350	6,472

		22,574
Hotels, Restaurants & Leisure - 2.29%
Belmond, Ltd., Class A*	1,250	16,688
Biglari Holdings, Inc.*	25	11,830
Brinker International, Inc.+	600	29,718
Denny’s Corp.*	900	11,547
Golden Entertainment, Inc.	250	3,028
Intrawest Resorts Holdings, Inc.*	500	8,925
Marcus Corp. (The)	250	7,875
Monarch Casino & Resort, Inc.*	200	5,156
Nathan’s Famous, Inc.*	50	3,245

www.bridgeway.com	43

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.+	350	$ 10,356

		108,368

Household Durables - 0.80%
iRobot Corp.*	350	20,458
NACCO Industries, Inc., Class A	50	4,528
Universal Electronics, Inc.*	200	12,910

		37,896

Household Products - 0.67%
Central Garden & Pet Co., Class A*	650	20,085
Oil-Dri Corp. of America	50	1,910
SodaStream International, Ltd.*	250	9,868

		31,863

Independent Power Producers & Energy Traders - 0.68%
Ormat Technologies, Inc.	600	32,172

Insurance - 0.69%
Blue Capital Reinsurance Holdings, Ltd.	100	1,845
Crawford & Co., Class A	750	7,102
Donegal Group, Inc., Class A	300	5,244
Independence Holding Co.	200	3,910
Safety Insurance Group, Inc.	200	14,740

		32,841

Internet & Catalog Retail - 0.36%
1-800-Flowers.com, Inc., Class A*	450	4,815
Nutrisystem, Inc.	350	12,128

		16,943

Internet Software & Services - 3.40%
Amber Road, Inc.*	300	2,724
Brightcove, Inc.*	350	2,818
Carbonite, Inc.*	350	5,740
CommVault Systems, Inc.*	550	28,270
Etsy, Inc.*	1,400	16,492
Five9, Inc.*	650	9,224
MeetMe, Inc.*+	500	2,465
Mimecast, Ltd.*	700	12,530
Shutterstock, Inc.*+	400	19,008
Tessera Holding Corp.	600	26,520
Tucows, Inc., Class A*+	150	5,288
Varonis Systems, Inc.*	300	8,040
Wix.com, Ltd.*	480	21,384

		160,503

Industry Company	Shares	Value

IT Services - 0.54%
Acxiom Corp.*	950	$ 25,460

Leisure Equipment & Products - 1.65%
Johnson Outdoors, Inc., Class A	100	3,969
LCI Industries	300	32,325
Marine Products Corp.	450	6,242
Planet Fitness, Inc., Class A	600	12,060
Smith & Wesson Holding Corp.*+	600	12,648
Sturm Ruger & Co., Inc.+	200	10,540

		77,784

Machinery - 3.08%
Astec Industries, Inc.	300	20,238
Blue Bird Corp.*	300	4,635
Chart Industries, Inc.*	350	12,607
CIRCOR International, Inc.	200	12,976
Douglas Dynamics, Inc.	250	8,412
Energy Recovery, Inc.*+	600	6,210
Gencor Industries, Inc.*	150	2,355
John Bean Technologies Corp.	350	30,082
Lydall, Inc.*	200	12,370
Mueller Water Products, Inc., Class A	1,950	25,954
Supreme Industries, Inc., Class A	150	2,355
Titan International, Inc.+	650	7,286

		145,480

Materials - 0.66%
Trinseo SA	525	31,132

Media - 0.99%
Clear Channel Outdoor Holdings, Inc., Class A	600	3,030
Eros International PLC*	400	5,220
TiVo Corp.*	1,450	30,305
World Wrestling Entertainment, Inc., Class A+	450	8,280

		46,835

Metals & Mining - 6.23%
AK Steel Holding Corp.*	3,950	40,329
Alamos Gold, Inc., Class A+	3,350	22,914
Asanko Gold, Inc.*	2,500	7,650
Coeur Mining, Inc.*	2,250	20,452
Endeavour Silver Corp.*+	1,600	5,632
Fairmount Santrol Holdings, Inc.*	2,550	30,064
Fortuna Silver Mines, Inc.*+	1,850	10,452

44	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as .of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Metals & Mining (continued)
Gold Resource Corp.+	700	$ 3,045
Hecla Mining Co.	5,100	26,724
IAMGOLD Corp.*	5,750	22,138
Klondex Mines, Ltd.*	1,950	9,106
MAG Silver Corp.*+	1,050	11,582
McEwen Mining, Inc.	3,800	11,058
Mountain Province Diamonds, Inc.*+	1,950	9,750
Olympic Steel, Inc.	150	3,634
Pan American Silver Corp.	2,000	30,140
Richmont Mines, Inc.*+	600	3,900
Sandstorm Gold, Ltd.*	2,000	7,800
Schnitzer Steel Industries, Inc., Class A	350	8,995
SunCoke Energy, Inc.*	800	9,072

		294,437

Multi-Utilities - 0.68%
Avista Corp.	800	31,992

Oil, Gas & Consumable Fuels - 1.39%
Advantage Oil & Gas, Ltd.*	2,250	15,187
Callon Petroleum Co.*	1,900	29,203
Cloud Peak Energy, Inc.*+	800	4,488
Pacific Ethanol, Inc.*	500	4,750
REX American Resources Corp.*	80	7,900
Westmoreland Coal Co.*	250	4,418

		65,946

Paper & Forest Products - 0.36%
Neenah Paper, Inc.	200	17,040

Personal Products - 1.27%
HMS Holdings Corp.*	1,050	19,068
Medifast, Inc.	150	6,244
Nu Skin Enterprises, Inc., Class A	650	31,057
Nutraceutical International Corp.	100	3,495

		59,864

Pharmaceuticals - 0.42%
Corbus Pharmaceuticals Holdings, Inc.*+	550	4,648
Supernus Pharmaceuticals, Inc.*	600	15,150

		19,798

Professional Services - 1.87%
CRA International, Inc.	100	3,660
Franklin Covey Co.*	150	3,022

Industry Company	Shares	Value

Professional Services (continued)
ICF International, Inc.*	250	$13,800
Insperity, Inc.	275	19,511
Navigant Consulting, Inc.*	600	15,708
WageWorks, Inc.*	450	32,625

		88,326

Real Estate Investment Trusts (REITs) - 10.06%
AG Mortgage Investment Trust, Inc.	350	5,988
Agree Realty Corp.	300	13,815
Anworth Mortgage Asset Corp.	1,000	5,170
Armada Hoffler Properties, Inc.	650	9,470
Bluerock Residential Growth, Inc.	200	2,744
CareTrust, Inc.	800	12,256
City Office, Inc.	250	3,292
CYS Investments, Inc.+	1,850	14,300
EastGroup Properties, Inc.	400	29,536
Education Realty Trust, Inc.	900	38,070
Four Corners Property Trust, Inc.	750	15,390
Getty Realty Corp.	400	10,196
Gladstone Commercial Corp.+	300	6,030
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	600	11,394
Lexington Realty Trust	2,950	31,860
LTC Properties, Inc.	500	23,490
MFA Financial, Inc.	4,550	34,716
Monmouth Real Estate Investment Corp.	700	10,668
MTGE Investment Corp.	500	7,850
National Health Investors, Inc.	500	37,085
New Senior Investment Group, Inc.	1,000	9,790
NexPoint Residential Trust, Inc.	200	4,468
Orchid Island Capital, Inc.+	250	2,708
Owens Realty Mortgage, Inc.	100	1,852
Preferred Apartment Communities, Inc., Class A	250	3,728
PS Business Parks, Inc.	330	38,452
QTS Realty Trust, Inc., Class A	600	29,790
Resource Capital Corp.+	400	3,332

www.bridgeway.com	45

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Rexford Industrial Realty, Inc.	800	$ 18,552
Sabra Health Care REIT, Inc.	800	19,536
Terreno Realty Corp.	550	15,670
UMH Properties, Inc.	300	4,515

		475,713

Real Estate Management & Development - 0.23%
AV Homes, Inc.*+	300	4,740
Community Healthcare Trust, Inc.	150	3,454
Trinity Place Holdings, Inc.*	300	2,781

		10,975

Road & Rail - 0.42%
Saia, Inc.*	300	13,245
Student Transportation, Inc.+	1,150	6,428

		19,673

Semiconductors & Semiconductor Equipment - 5.39%
Advanced Energy Industries, Inc.*	500	27,375
Alpha & Omega Semiconductor, Ltd.*	250	5,318
Axcelis Technologies, Inc.*	350	5,092
AXT, Inc.*	400	1,920
Brooks Automation, Inc.	850	14,510
Cabot Microelectronics Corp.	300	18,951
CyberOptics Corp.*	100	2,610
Entegris, Inc.*	1,750	31,325
Exar Corp.*	500	5,390
Kulicke & Soffa Industries, Inc.*	850	13,558
MKS Instruments, Inc.	650	38,610
Nanometrics, Inc.*	300	7,518
Nova Measuring Instruments, Ltd.*	350	4,599
PDF Solutions, Inc.*	400	9,020
Power Integrations, Inc.	350	23,748
Rudolph Technologies, Inc.*	350	8,172
Semtech Corp.*	800	25,240
Ultra Clean Holdings, Inc.*	350	3,395
Ultratech, Inc.*	350	8,393

		254,744

Software - 2.51%
American Software, Inc., Class A	300	3,099

Industry Company	Shares	Value

Software (continued)
Appfolio, Inc., Class A*+	150	$ 3,577
Ebix, Inc.+	400	22,820
Ellie Mae, Inc.*+	400	33,472
Globant SA*	400	13,340
Magic Software Enterprises, Ltd.	550	3,658
RealPage, Inc.*	1,000	30,000
Sapiens International Corp. NV	600	8,604

		118,570
Specialty Retail - 2.99%
America’s Car-Mart, Inc.*	100	4,375
Big 5 Sporting Goods Corp.+	250	4,338
Children’s Place, Inc. (The)	225	22,714
Duluth Holdings, Inc., Class B*	400	10,160
Five Below, Inc.*	750	29,970
Hibbett Sports, Inc.*+	250	9,325
MarineMax, Inc.*	250	4,838
Murphy USA, Inc.*	450	27,662
Ollie’s Bargain Outlet Holdings, Inc.*+	750	21,338
Shoe Carnival, Inc.	250	6,745

		141,465
Textiles, Apparel & Luxury Goods - 0.56%
Wolverine World Wide, Inc.	1,200	26,340
Thrifts & Mortgage Finance - 0.95%
Federal Agricultural Mortgage Corp., Class C	150	8,590
First Financial Northwest, Inc.	150	2,961
Greene County Bancorp, Inc.+	150	3,435
HomeStreet, Inc.*	300	9,480
Meta Financial Group, Inc.	100	10,290
United Community Financial Corp.	500	4,470
Waterstone Financial, Inc.	300	5,520

		44,746
Trading Companies & Distributors - 1.23%
Kaman Corp.	350	17,126
NOW, Inc.*	1,350	27,634
Veritiv Corp.*	200	10,750
Willis Lease Finance Corp.*	100	2,558

		58,068

46	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)

Industry Company		Shares	Value

Common Stocks (continued)
Water Utilities - 1.27%
Cadiz, Inc.*		250	$ 3,125
California Water Service Group		600	20,340
Connecticut Water Service, Inc.		150	8,378
Middlesex Water Co.		200	8,588
SJW Corp.		250	13,995
York Water Co., (The)		150	5,730

			60,156
Wireless Telecommunication Services - 0.12%
Boingo Wireless, Inc.*		450	5,486

TOTAL COMMON STOCKS - 99.72%			4,712,841

(Cost $4,376,897)

EXCHANGE TRADED FUND - 0.25%
iShares Russell 2000 ETF		90	12,136

TOTAL EXCHANGE TRADED FUND - 0.25%			12,136

(Cost $11,943)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.21%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	9,884	9,884

TOTAL MONEY MARKET FUND - 0.21%			9,884

(Cost $9,884)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.60%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	500,858	500,858

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.60%			500,858

(Cost $500,858)

TOTAL INVESTMENTS - 110.78%			$5,235,719
(Cost $4,899,582)
Liabilities in Excess of Other Assets - (10.78%)			(509,544)

NET ASSETS - 100.00%			$4,726,175

*    Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.

^    Rate disclosed as of December 31, 2016.

+    This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $480,555 as of December 31, 2016.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,712,841	$—	$—	$4,712,841
Exchange Traded Fund	12,136	—	—	12,136
Money Market Fund	—	9,884	—	9,884
Investments Purchased with Cash Proceeds from Securities Lending	—	500,858	—	500,858

TOTAL	$4,724,977	$510,742	$—	$5,235,719

See Notes to Financial Statements.

www.bridgeway.com	47

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2016, our Fund gained 4.61%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+3.57%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+0.93%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 14.33%, outperforming the Russell 2000 Growth Index (+13.12%) and the Lipper Small-Cap Growth Funds Index (+8.63%).

For the calendar year, our Fund returned 16.10%, beating the Russell 2000 Growth Index (+11.32%) and the Lipper Small-Cap Growth Funds Index (+8.19%). It was a good year for the Fund. We also lead our benchmarks in the longer five-year period, although we still lag in the ten-year and inception-to-date periods.

The table below presents the December quarter, six-month, one-year, five-year, 10-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	4.61%	14.33%	16.10%	16.35%	5.11%	6.70%
Russell 2000 Growth Index	3.57%	13.12%	11.32%	13.74%	7.76%	8.58%
Lipper Small-Cap Growth Funds Index	0.93%	8.63%	8.19%	12.07%	6.46%	7.15%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Small-Cap Growth Fund ranked 96th of 556 small-cap growth funds for the 12 months ended December 31, 2016, 5th of 442 over the last five years, 283rd of 321 over the last 10 years, and 202nd of 237 such funds since inception in October 2003. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

48	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/16

Detailed Explanation of Quarterly Performance

The Fund’s core company financial health models outperformed the benchmark during the quarter, boosting relative results. Our diversifying value metrics models and a tilt toward deeper value stocks also lifted relative performance. These gains were partially offset by the price momentum model, which significantly underperformed the benchmark. The Fund’s exposure to smaller stocks within the small-cap universe also detracted slightly from relative performance, as larger small-cap stocks delivered stronger returns during the quarter.

An underweight position and holdings in the Health Care sector — particularly in pharmaceutical and biotechnology companies — added to relative performance. An overweight position and holdings in the Industrials sector, as well as holdings in the Consumer Staples sector, also boosted relative results. Holdings in the Financials, Real Estate and Consumer Discretionary sectors hurt relative performance.

Detailed Explanation of Calendar Year Performance

The Fund’s company financial health and value metrics models outperformed the benchmark during the year, boosting relative results. Exposure to deeper value stocks also added to relative performance, as value was the best-performing factor during the year. In addition, our tilt toward smaller stocks in the small-cap growth universe helped relative performance because smaller stocks delivered the strongest 12-month returns. However, exposure to higher momentum stocks hurt relative performance due to the momentum factor being out of favor.

Holdings and a slight underweight position in the Health Care sector added strongly to relative results. Holdings and slight overweight positions in the Materials, Consumer Discretionary and Industrials sectors also lifted relative performance. However, holdings and underweight positions in the Information Technology and Consumer Staples sectors dragged on relative performance.

www.bridgeway.com	49

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	WMIH Corp.	Insurance	1.7%
2	CLARCOR, Inc.	Materials	1.7%
3	National Bank Holdings Corp., Class A	Commercial Banks	1.6%
4	Masimo Corp.	Health Care Equipment & Supplies	1.6%
5	HNI Corp.	Commercial Services & Supplies	1.5%
6	SurModics, Inc.	Health Care Equipment & Supplies	1.5%
7	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	1.5%
8	TriNet Group, Inc.	Professional Services	1.5%
9	Itron, Inc.	Electronic Equipment, Instruments & Components	1.5%
10	Wabash National Corp.	Machinery	1.5%
	Total		15.6%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	17.2%	15.4%	1.8%
Consumer Staples	1.5%	3.1%	-1.6%
Energy	0.4%	1.4%	-1.0%
Financials	5.8%	5.6%	0.2%
Health Care	20.8%	20.9%	-0.1%
Industrials	19.8%	16.8%	3.0%
Information Technology	22.9%	24.4%	-1.5%
Materials	4.3%	5.2%	-0.9%
Real Estate	5.1%	5.5%	-0.4%
Telecommunication Services	1.4%	0.8%	0.5%
Utilities	0.0%	0.8%	-0.8%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

50	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	51

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.19%
Air Freight & Logistics - 0.34%
Radiant Logistics, Inc.*	34,300	$ 133,770

Airlines - 1.33%
Hawaiian Holdings, Inc.*	9,300	530,100

Auto Components - 1.44%
Tenneco, Inc.*	9,200	574,724

Automobiles - 1.34%
Winnebago Industries, Inc.+	16,900	534,885

Biotechnology - 2.58%
Emergent BioSolutions, Inc.*	17,700	581,268
Myriad Genetics, Inc.*+	27,000	450,090

		1,031,358

Building Products - 4.35%
American Woodmark Corp.*	7,200	541,800
Insteel Industries, Inc.	17,000	605,880
Simpson Manufacturing Co., Inc.	13,500	590,625

		1,738,305

Capital Markets - 1.75%
HFF, Inc., Class A	19,600	592,900
Marcus & Millichap, Inc.*	3,900	104,208

		697,108

Chemicals - 1.46%
Koppers Holdings, Inc.*	14,500	584,350

Commercial Banks - 1.87%
Capital Bank Financial Corp., Class A	2,800	109,900
National Bank Holdings Corp., Class A	20,000	637,800

		747,700

Commercial Services & Supplies - 3.87%
Healthcare Services Group, Inc.	14,600	571,882
HNI Corp.	11,000	615,120
Interface, Inc.	5,600	103,880
Kimball International, Inc., Class B	14,600	256,376

		1,547,258

Communications Equipment - 3.35%
A10 Networks, Inc.*	22,800	189,468
Extreme Networks, Inc.*	114,400	575,432
Plantronics, Inc.	10,500	574,980

		1,339,880

Industry Company	Shares	Value

Computers & Peripherals - 1.12%
Eastman Kodak Co.*	28,900	$ 447,950

Construction & Engineering - 1.96%
Installed Building Products, Inc.*	14,100	582,330
Orion Group Holdings, Inc.*	20,100	199,995

		782,325

Electrical Equipment - 1.51%
General Cable Corp.	31,700	603,885

Electronic Equipment, Instruments & Components - 3.51%
Badger Meter, Inc.	7,600	280,820
Fabrinet*	12,700	511,810
Itron, Inc.*	9,700	609,645

		1,402,275

Energy Equipment & Services - 0.39%
TETRA Technologies, Inc.*	31,200	156,624

Food Products - 1.45%
Tootsie Roll Industries, Inc.+	14,600	580,350

Health Care Equipment & Supplies - 4.28%
Masimo Corp.*	9,200	620,080
SurModics, Inc.*	24,200	614,680
Vascular Solutions, Inc.*	8,500	476,850

		1,711,610

Health Care Providers & Services - 8.21%
Air Methods Corp.*	17,600	560,560
AMN Healthcare Services, Inc.*	12,600	484,470
BioTelemetry, Inc.*	6,000	134,100
Chemed Corp.	3,400	545,394
Ensign Group, Inc. (The)	26,200	581,902
Molina Healthcare, Inc.*+	9,500	515,470
RadNet, Inc.*	71,200	459,240

		3,281,136

Hotels, Restaurants & Leisure - 4.42%
Cheesecake Factory, Inc. (The)	9,900	592,812
Isle of Capri Casinos, Inc.*	24,700	609,843
Papa John’s International, Inc.	6,600	564,828

		1,767,483

Household Durables - 1.43%
LGI Homes, Inc.*+	6,000	172,380
Universal Electronics, Inc.*	4,600	296,930

52	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Household Durables (continued)
ZAGG, Inc.*	14,300	$ 101,530

		570,840

Insurance - 3.35%
Crawford & Co., Class B	9,300	116,808
Primerica, Inc.+	8,000	553,200
WMIH Corp.*	431,300	668,515

		1,338,523

Internet & Catalog Retail - 1.32%
Shutterfly, Inc.*	10,500	526,890

Internet Software & Services - 4.00%
Brightcove, Inc.*	43,100	346,955
Cimpress NV*+	5,600	513,016
EarthLink Holdings Corp.	83,800	472,632
Five9, Inc.*	18,800	266,772

		1,599,375

IT Services - 4.00%
CSG Systems International, Inc.+	12,200	590,480
PFSweb, Inc.*	24,800	210,800
TeleTech Holdings, Inc.	11,500	350,750
Unisys Corp.*+	29,800	445,510

		1,597,540

Leisure Equipment & Products - 2.34%
LCI Industries	5,300	571,075
Nautilus, Inc.*	19,700	364,450

		935,525

Life Sciences Tools & Services - 1.26%
Cambrex Corp.*	9,300	501,735

Machinery - 1.77%
Wabash National Corp.	38,500	609,070
Watts Water Technologies, Inc., Class A	1,500	97,800

		706,870

Materials - 3.47%
American Outdoor Brands Corp.*	7,400	155,992
CLARCOR, Inc.	8,100	668,007
Trinseo SA	9,500	563,350

		1,387,349

Metals & Mining - 1.42%
Kaiser Aluminum Corp.	1,300	100,997
Worthington Industries, Inc.	9,800	464,912

		565,909

Industry Company	Shares	Value

Multiline Retail - 0.42%
Big Lots, Inc.+	3,300	$ 165,693

Pharmaceuticals - 4.47%
Corcept Therapeutics, Inc.*	51,700	375,342
Ophthotech Corp.*+	119,600	577,668
SciClone Pharmaceuticals, Inc.*	52,400	565,920
Supernus Pharmaceuticals, Inc.*	10,500	265,125

		1,784,055

Professional Services - 4.52%
Mistras Group, Inc.*	23,600	606,048
TriNet Group, Inc.*	23,800	609,756
TrueBlue, Inc.*	24,000	591,600

		1,807,404

Real Estate Investment Trusts (REITs) - 2.17%
Acadia Realty Trust	3,900	127,452
LTC Properties, Inc.	3,600	169,128
National Health Investors, Inc.	6,400	474,688
Potlatch Corp.	2,300	95,795

		867,063

Real Estate Management & Development - 1.19%
Altisource Portfolio Solutions SA*+	17,800	473,302

Semiconductors & Semiconductor Equipment - 3.62%
CEVA, Inc.*	18,100	607,255
Integrated Device Technology, Inc.*	25,200	593,712
Monolithic Power Systems, Inc.	3,000	245,790

		1,446,757

Software - 2.70%
CommVault Systems, Inc.*	4,100	210,740
Fair Isaac Corp.	5,000	596,100
Varonis Systems, Inc.*	10,100	270,680

		1,077,520

Specialty Retail - 2.02%
Children’s Place, Inc. (The)	5,700	575,415
FirstCash, Inc.	4,900	230,300

		805,715

Telecommunication Services - 1.36%
General Communication, Inc., Class A*	12,300	239,235

www.bridgeway.com	53

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Telecommunication Services (continued)
Windstream Holdings, Inc.+		41,600	$ 304,928

			544,163

Textiles, Apparel & Luxury Goods - 1.23%
Wolverine World Wide, Inc.		22,300	489,485

Wireless Telecommunication Services - 0.60%
RingCentral, Inc., Class A*		11,600	238,960

TOTAL COMMON STOCKS - 99.19%			39,623,749

(Cost $34,490,878)

EXCHANGE TRADED FUND - 0.77%
iShares Russell 2000 Growth ETF+		2,000	307,880

TOTAL EXCHANGE TRADED FUND - 0.77%			307,880

(Cost $310,848)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.12%
Fidelity Institutional
Government Portfolio
Institutional Class	0.43%	48,805	48,805

TOTAL MONEY MARKET FUND - 0.12%			48,805

(Cost $48,805)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.02%
Fidelity Institutional
Government Portfolio
Institutional Class**	0.43%	5,201,693	5,201,693

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.02%			5,201,693

(Cost $5,201,693)

Value

TOTAL INVESTMENTS - 113.10%	$45,182,127
(Cost $40,052,224)
Liabilities in Excess of Other Assets - (13.10%)	(5,231,952)

NET ASSETS - 100.00%	$39,950,175

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $4,992,599 as of December 31, 2016.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$39,623,749	$—	$—	$39,623,749
Exchange Traded Fund	307,880	—	—	307,880
Money Market Fund	—	48,805	—	48,805
Investments Purchased with Cash Proceeds from Securities Lending	—	5,201,693	—	5,201,693

TOTAL	$39,931,629	$5,250,498	$—	$45,182,127

See Notes to Financial Statements.

54	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 14.74%, outperforming our primary market benchmark, the Russell 2000 Value Index (+14.07%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+12.99%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 20.90%, trailing the Russell 2000 Value Index (+24.19%) and the Lipper Small-Cap Value Funds Index (+22.03%).

For the calendar year, our Fund returned 26.79%, underperforming the Russell 2000 Value Index (+31.74%) and slightly lagging the Lipper Small-Cap Value Funds Index (+27.00%). The Fund is underperforming its primary market benchmark in the five-year and 10-year periods, and also lags its primary and peer benchmarks in the inception-to-date period.

The table below presents our December quarter, six-month, one-year, five-year, 10-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	14.74%	20.90%	26.79%	14.37%	5.47%	7.99%
Russell 2000 Value Index	14.07%	24.19%	31.74%	15.07%	6.26%	9.03%
Lipper Small-Cap Value Funds Index	12.99%	22.03%	27.00%	13.69%	6.84%	9.20%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Small-Cap Value Fund ranked 149th of 314 small-cap value funds for the 12 months ended December 31, 2016, 113th of 238 over the last five years, 118th of 146 over the last 10 years, and 83rd of 102 such funds since inception in October 2003. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	55

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 12/31/16

Detailed Explanation of Quarterly Performance

The Fund’s value metrics models and price momentum model outperformed the benchmark during the quarter, boosting relative results. These gains were partially offset by underperformance from the Fund’s company financial health models. The Fund’s exposure to smaller stocks within the small-cap value universe added slightly to relative performance, as did a tilt toward deeper value stocks. However, exposure to higher momentum stocks detracted from relative performance, as momentum was out of favor during the quarter.

Holdings in the Information Technology and Utilities sectors boosted relative results, as did an underweight position in the Real Estate sector. An underweight position and holdings in the Financials sector hurt relative performance, as did holdings in the Consumer Discretionary sector.

Detailed Explanation of Calendar Year Performance

The Fund’s exposure to higher momentum stocks significantly detracted from relative performance, as momentum was out of favor during the year. Exposure to smaller stocks in the small-cap value universe also detracted slightly from relative performance, as did the Fund’s company financial health and momentum models. By contrast, the Fund’s value metrics models, and a tilt toward deeper value stocks, helped relative returns.

Holdings in the Financials sector detracted significantly from relative results, particularly due to an underweight position in and holdings of large bank stocks. Holdings in the Energy sector also had a negative impact on relative performance. However, holdings in the Utilities and Information Technologies sectors added to relative performance.

56	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	TTM Technologies, Inc.	Electronic Equipment, Instruments & Components	2.1%
2	Advanced Micro Devices, Inc.	Software	2.1%
3	Sanmina Corp.	Electronic Equipment, Instruments & Components	2.0%
4	Central Garden & Pet Co., Class A	Household Products	1.9%
5	Selective Insurance Group, Inc.	Insurance	1.8%
6	SkyWest, Inc.	Airlines	1.7%
7	ACCO Brands Corp.	Commercial Services & Supplies	1.7%
8	Summit Hotel Properties, Inc.	Real Estate Investment Trusts (REITs)	1.5%
9	Nelnet, Inc., Class A	Consumer Finance	1.5%
10	Rayonier Advanced Materials, Inc.	Chemicals	1.5%
	Total		17.8%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	9.2%	10.0%	-0.8%
Consumer Staples	6.0%	2.8%	3.2%
Energy	5.8%	5.9%	-0.1%
Financials	28.6%	32.4%	-3.8%
Health Care	1.6%	4.3%	-2.7%
Industrials	16.4%	12.6%	3.7%
Information Technology	13.2%	10.4%	2.9%
Materials	7.8%	4.6%	3.1%
Real Estate	4.1%	10.1%	-6.0%
Telecommunication Services	2.2%	0.7%	1.5%
Utilities	4.5%	6.0%	-1.4%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	57

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

58	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.43%
Aerospace & Defense - 0.80%
Kratos Defense & Security Solutions, Inc.*+	72,200	$ 534,280

Airlines - 1.74%
SkyWest, Inc.	31,700	1,155,465

Auto Components - 2.87%
American Axle & Manufacturing Holdings, Inc.*	26,900	519,170
Cooper Tire & Rubber Co.	15,100	586,635
Cooper-Standard Holding, Inc.*	5,800	599,604
Standard Motor Products, Inc.	3,700	196,914

		1,902,323

Building Products - 0.55%
Gibraltar Industries, Inc.*	8,800	366,520

Chemicals - 4.00%
American Vanguard Corp.	43,900	840,685
Rayonier Advanced Materials, Inc.+	62,800	970,888
Stepan Co.	10,400	847,392

		2,658,965

Commercial Banks - 9.51%
Banco Latinoamericano de Comercio Exterior SA, Class E+	27,700	815,488
Chemical Financial Corp.	14,069	762,118
FCB Financial Holdings, Inc., Class A*	17,800	849,060
First BanCorp Puerto Rico*	118,000	779,980
Heartland Financial USA, Inc.	12,400	595,200
Investors Bancorp, Inc.	60,800	848,160
Kearny Financial Corp.	45,400	705,970
PrivateBancorp, Inc.	17,700	959,163

		6,315,139

Commercial Services & Supplies - 3.95%
ABM Industries, Inc.	18,500	755,540
ACCO Brands Corp.*	85,600	1,117,080
UniFirst Corp.	5,200	746,980

		2,619,600

Communications Equipment - 2.84%
ATN International, Inc.	9,000	721,170
Extreme Networks, Inc.*	131,100	659,433
NETGEAR, Inc.*	9,300	505,455

		1,886,058

Industry Company	Shares	Value

Construction & Engineering - 1.84%
Comfort Systems USA, Inc.	22,200	$ 739,260
Orion Group Holdings, Inc.*	48,300	480,585

		1,219,845

Consumer Finance - 1.51%
Nelnet, Inc., Class A	19,700	999,775

Electric Utilities - 1.30%
Otter Tail Corp.	21,100	860,880

Electrical Equipment - 1.16%
General Cable Corp.	40,600	773,430

Electronic Equipment, Instruments & Components - 9.45%
Benchmark Electronics, Inc.*	25,100	765,550
Sanmina Corp.*	35,900	1,315,735
Spire, Inc.	13,100	845,605
Tech Data Corp.*	7,700	652,036
TTM Technologies, Inc.*	101,500	1,383,445
Vishay Intertechnology, Inc.+	44,100	714,420
WGL Holdings, Inc.	7,800	594,984

		6,271,775

Food & Staples Retailing - 0.83%
SUPERVALU, Inc.*	117,500	548,725

Food Products - 3.29%
Fresh Del Monte Produce, Inc.	10,000	606,300
Omega Protein Corp.*	26,900	673,845
Sanderson Farms, Inc.+	9,600	904,704

		2,184,849

Health Care Providers & Services - 1.60%
LHC Group, Inc.*	14,500	662,650
Triple-S Management Corp., Class B*	19,200	397,440

		1,060,090

Household Durables - 1.27%
LGI Homes, Inc.*+	29,400	844,662

Household Products - 1.89%
Central Garden & Pet Co., Class A*	40,600	1,254,540

Insurance - 10.77%
American Equity Investment Life Holding Co.	28,600	644,644
Argo Group International Holdings Ltd.	11,110	732,149
Employers Holdings, Inc.	18,500	732,600
Enstar Group, Ltd.*	2,900	573,330

www.bridgeway.com	59

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
National Western Life Group, Inc., Class A	2,600	$ 808,080
Navigators Group, Inc. (The)	6,700	788,925
OneBeacon Insurance Group Ltd., Class A	60,220	966,531
Safety Insurance Group, Inc.	9,800	722,260
Selective Insurance Group, Inc.	27,500	1,183,875

		7,152,394

IT Services - 1.26%
Unisys Corp.*+	55,800	834,210

Machinery - 4.03%
Astec Industries, Inc.	10,300	694,838
Douglas Dynamics, Inc.	22,000	740,300
Greenbrier Companies., Inc. (The)+	19,700	818,535
Supreme Industries, Inc., Class A	26,800	420,760

		2,674,433

Media - 1.03%
Time, Inc.	38,300	683,655

Metals & Mining - 3.77%
Cliffs Natural Resources, Inc.*+	101,100	850,251
Ryerson Holding Corp.*	63,900	853,065
Schnitzer Steel Industries,
Inc., Class A	31,100	799,270

		2,502,586

Oil, Gas & Consumable Fuels - 5.08%
Alon USA Energy, Inc.+	48,600	553,068
Renewable Energy Group, Inc.*+	77,000	746,900
Sanchez Energy Corp.*+	49,600	447,888
Ship Finance International, Ltd.+	44,900	666,765
Western Refining, Inc.	25,300	957,605

		3,372,226

Real Estate Investment Trusts (REITs) - 3.74%
Colony Starwood Homes+	25,800	743,298
Healthcare Realty Trust, Inc.	24,200	733,744
Summit Hotel Properties, Inc.	62,800	1,006,684

		2,483,726

Industry Company	Shares	Value

Real Estate Management & Development - 0.39%
Farmland Partners, Inc.+	23,100	$ 257,796

Software - 2.94%
Advanced Micro Devices, Inc.*	120,900	1,371,006
Eastman Kodak Co.*	18,500	286,750
Silver Spring Networks, Inc.*	22,100	294,151

		1,951,907

Specialty Retail - 3.20%
Container Store Group, Inc. (The)*+	58,300	370,205
Office Depot, Inc.	155,800	704,216
Stage Stores, Inc.+	35,800	156,446
Tailored Brands, Inc.	35,100	896,805

		2,127,672

Telecommunication Services - 1.14%
Windstream Holdings, Inc.+	103,100	755,723

Textiles, Apparel & Luxury Goods - 0.84%
Fossil Group, Inc.*+	21,500	555,990

Thrifts & Mortgage Finance - 6.80%
Beneficial Bancorp, Inc.	44,300	815,120
Capitol Federal Financial, Inc.	45,200	743,992
Clifton Bancorp, Inc.	28,900	488,988
Northwest Bancshares, Inc.	49,300	888,879
Ocwen Financial Corp.*+	132,000	711,480
Provident Financial Services, Inc.	30,600	865,980

		4,514,439

Trading Companies & Distributors - 2.28%
GATX Corp.+	13,100	806,698
Rush Enterprises, Inc., Class A*	12,600	401,940
Textainer Group Holdings, Ltd.	40,800	303,960

		1,512,598

Transportation Infrastructure - 0.68%
Scorpio Tankers, Inc.	99,500	450,735

Water Utilities - 1.08%
Middlesex Water Co.	16,700	717,098

TOTAL COMMON STOCKS - 99.43%		66,004,109

(Cost $55,025,641)

60	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.29%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	191,090	$191,090

TOTAL MONEY MARKET FUND - 0.29%			191,090

(Cost $191,090)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 17.91%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	11,893,527	11,893,527

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 17.91%			11,893,527

(Cost $11,893,527)

Total Investments - 117.63%			$ 78,088,726
(Cost $67,110,258)
Liabilities in Excess of Other Assets - (17.63%)			(11,705,205)

NET ASSETS - 100.00%			$ 66,383,521

*    Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.

^    Rate disclosed as of December 31, 2016.

+    This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $11,477,566 as of December 31, 2016.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$66,004,109	$—	$ —	$66,004,109
Money Market Fund	—	191,090	—	191,090
Investments Purchased with Cash Proceeds from Securities Lending	—	11,893,527	—	11,893,527

TOTAL	$66,004,109	$12,084,617	$ —	$78,088,726

See Notes to Financial Statements

www.bridgeway.com	61

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 3.93%, outperforming our primary market benchmark, the S&P 500 Index (+3.82%), as well as the Russell Top 50 Mega Cap Index (+3.45%), but underperforming our peer benchmark, the Lipper Large-Cap Core Funds Index (+4.17%).

For the six-month semi-annual period ended December 31, 2016, our Fund returned 7.74%, lagging the S&P 500 Index (+7.82%) and the Lipper Large-Cap Core Funds Index (+9.03%), but outperforming the Russell Top 50 Mega Cap Index (+6.95%).

For the calendar year, our Fund returned 13.18%, outpacing the S&P 500 Index (+11.96%), the Russell Top 50 Mega Cap Index (+10.43%) and the Lipper Large-Cap Core Funds Index (+12.28%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	3.93%	7.74%	13.18%	14.36%	7.17%	6.45%	6.78%
S&P 500 Index	3.82%	7.82%	11.96%	14.66%	6.95%	6.69%	6.46%
Russell Top 50 Mega Cap Index	3.45%	6.95%	10.43%	13.96%	6.26%	5.33%	5.38%
Lipper Large-Cap Core Funds Index	4.17%	9.03%	12.28%	13.55%	6.24%	5.82%	5.65%
Bridgeway Ultra-Large 35 Index	3.99%	7.97%	13.52%	14.62%	7.45%	6.60%	6.98%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Blue Chip 35 Index Fund ranked 165th of 874 large-cap core funds for the 12 months ended December 31, 2016, 171st of 707 over the last five years, 86th of 558 over the last 10 years, and 35th of 164 since inception in July 1997. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

62	Semi-Annual Report | December 31, 2016 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index, Lipper Large-Cap Core Funds Index & Bridgeway Ultra-Large 35 Index from Inception 7/31/97 to 12/31/16

Detailed Explanation of Quarterly Performance

The Fund’s roughly equal-weight design feature helped it outpace the market-cap weighted Russell Top 50 Mega Cap Index because momentum was out of favor during the quarter, which aided equal-weight strategies. The Fund’s mega cap design also had a small positive impact on relative performance as it increased exposure to the market’s largest stocks, which performed well during the quarter. However, the Fund’s tilt toward less risky, lower beta stocks detracted from relative performance, as higher beta stocks generated better quarterly performance.

Holdings in the Financials sector boosted relative returns, as did an overweight position and holdings in the Energy sector. An underweight in position in the Health Care sector also helped relative returns, while overweight positions and holdings in the Consumer Staples and Information Technology sectors detracted from relative returns.

Detailed Explanation of Calendar Year Performance

The Fund’s roughly equal-weight design feature and disciplined rebalancing had a positive impact on relative performance. Reflecting the quality tilt of blue chip stocks, the Fund’s lower exposure to high-leverage companies also boosted relative returns, as high-leverage companies lagged for the year. However, the Fund’s mega cap design hurt relative performance because the Fund lacked exposure to some of the smaller large-cap stocks that performed well during the year. Exposure to less risky, lower beta stocks also hurt relative performance.

An underweight position in Health Care — the worst performing sector for the year — boosted relative performance, as did some of our holdings of pharmaceutical and biotechnology companies within the sector. Overweight positions in Energy and Telecommunication Services also helped relative performance, along with holdings in the Consumer Discretionary and Financials sectors. However, an overweight position and holdings in the Consumer Staples sector detracted from relative performance.

www.bridgeway.com	63

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	91 Years
1 (ultra-large)	4.28%	8.27%	11.63%	14.39%	6.80%	9.30%
2	4.09%	9.84%	16.97%	15.86%	8.17%	10.55%
3	4.46%	10.39%	16.83%	14.80%	8.14%	11.03%
4	6.30%	10.89%	13.49%	13.90%	8.47%	10.84%
5	6.06%	14.64%	16.95%	13.27%	9.24%	11.48%
6	5.02%	15.57%	18.79%	14.21%	8.07%	11.36%
7	9.24%	20.79%	25.23%	16.16%	9.01%	11.57%
8	9.58%	21.05%	21.59%	14.48%	8.34%	11.55%
9	12.05%	28.22%	30.92%	15.36%	8.01%	11.54%
10 (ultra-small)	6.45%	21.34%	21.62%	14.87%	6.59%	13.29%

[1]

Performance figures are as of the period ended December 31, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

64	Semi-Annual Report | December 31, 2016 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the Calendar year December 31, 2016:

Rank	Company	Industry	% Contribution to Return
1	Bank of America Corp.	Financials	1.1%
2	QUALCOMM, Inc.	Information Technology	0.9%
3	Chevron Corp.	Energy	0.9%
4	JPMorgan Chase & Co.	Financials	0.9%
5	AT&T, Inc.	Telecommunication Services	0.8%
6	Comcast Corp., Class A	Consumer Discretionary	0.7%
7	Schlumberger, Ltd.	Energy	0.6%
8	International Business Machines Corp.	Information Technology	0.6%
9	3M Co.	Industrials	0.6%
10	Berkshire Hathaway Inc., Class B	Financials	0.6%
11	United Parcel Service, Inc., Class B	Industrials	0.6%
12	Verizon Communications, Inc.	Telecommunication Services	0.6%
13	Exxon Mobil Corp.	Energy	0.6%
14	Microsoft Corp.	Information Technology	0.5%
15	Wal-Mart Stores, Inc.	Consumer Discretionary	0.5%
16	Johnson & Johnson	Health Care	0.4%
17	Cisco Systems, Inc.	Information Technology	0.4%
18	United Technologies Corp.	Industrials	0.4%
19	Apple, Inc.	Information Technology	0.4%
20	Merck & Co., Inc.	Health Care	0.4%
21	Amazon.com, Inc.	Consumer Discretionary	0.4%
22	Procter & Gamble Co. (The)	Consumer Staples	0.3%
23	Oracle Corp.	Information Technology	0.2%
24	PepsiCo, Inc.	Consumer Staples	0.2%
25	ConocoPhillips	Energy	0.2%
26	McDonald’s Corp.	Consumer Discretionary	0.2%
27	Intel Corp.	Information Technology	0.2%
28	Wells Fargo & Co.	Financials	0.2%
29	General Electric Co.	Industrials	0.1%
30	Pfizer, Inc.	Health Care	0.1%
31	Coca-Cola Co. (The)	Consumer Staples	0.0%
32	Alphabet Inc., Class A	Information Technology	0.0%
33	Alphabet Inc., Class C	Information Technology	0.0%
34	Visa Inc., Class A	Financials	0.0%
35	Walt Disney Co. (The)	Consumer Discretionary	0.0%
36	CVS Health Corp.	Consumer Staples	-0.6%
37	Gilead Sciences, Inc.	Health Care	-0.9%

www.bridgeway.com	65

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.2%	12.0%	-0.8%
Consumer Staples	12.6%	9.4%	3.2%
Energy	10.3%	7.6%	2.7%
Financials	12.8%	14.8%	-2.0%
Health Care	10.2%	13.6%	-3.4%
Industrials	10.4%	10.3%	0.1%
Information Technology	27.2%	20.8%	6.4%
Materials	0.0%	2.8%	-2.8%
Real Estate	0.0%	2.9%	-2.9%
Telecommunication Services	5.3%	2.7%	2.6%
Utilities	0.0%	3.2%	-3.2%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

66	Semi-Annual Report | December 31, 2016 (Unaudited)

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.83%
Aerospace & Defense - 2.66%
United Technologies Corp.	140,080	$ 15,355,570

Air Freight & Logistics - 2.57%
United Parcel Service, Inc., Class B	129,363	14,830,174

Beverages - 5.00%
Coca-Cola Co. (The)	347,014	14,387,200
PepsiCo, Inc.	137,805	14,418,537

		28,805,737

Biotechnology - 2.51%
Gilead Sciences, Inc.	201,800	14,450,898

Commercial Banks - 2.97%
Wells Fargo & Co.	310,759	17,125,928

Communications Equipment - 2.50%
Cisco Systems, Inc.	476,308	14,394,028

Computers & Peripherals - 3.47%
Apple, Inc.	172,750	20,007,905

Diversified Financial Services - 9.83%
Bank of America Corp.	1,043,508	23,061,527
Berkshire Hathaway, Inc., Class B*	95,750	15,605,335
JPMorgan Chase & Co.	208,795	18,016,921

		56,683,783

Diversified Telecommunication Services - 5.25%
AT&T, Inc.	360,025	15,311,863
Verizon Communications, Inc.	280,089	14,951,151

		30,263,014

Energy Equipment & Services - 2.60%
Schlumberger, Ltd.	178,500	14,985,075

Food & Staples Retailing - 5.11%
CVS Health Corp.	190,600	15,040,246
Wal-Mart Stores, Inc.	208,519	14,412,833

		29,453,079

Hotels, Restaurants & Leisure - 2.65%
McDonald’s Corp.	125,600	15,288,032

Household Products - 2.50%
Procter & Gamble Co. (The)	171,426	14,413,498

Industrial Conglomerates - 5.15%
3M Co.	82,450	14,723,096

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	473,343	$ 14,957,639

		29,680,735

Internet & Catalog Retail - 3.39%
Amazon.com, Inc.*	26,100	19,571,607

Internet Software & Services - 3.55%
Alphabet, Inc., Class A*	12,770	10,119,587
Alphabet, Inc., Class C*	13,414	10,353,193

		20,472,780

IT Services - 6.00%
International Business
Machines Corp.	87,967	14,601,642
Visa, Inc., Class A	255,900	19,965,318

		34,566,960

Media - 5.14%
Comcast Corp., Class A	209,600	14,472,880
Walt Disney Co. (The)	145,400	15,153,588

		29,626,468

Oil, Gas & Consumable Fuels - 7.65%
Chevron Corp.	126,195	14,853,152
ConocoPhillips	290,715	14,576,450
Exxon Mobil Corp.	162,287	14,648,025

		44,077,627

Pharmaceuticals - 7.69%
Johnson & Johnson	124,752	14,372,678
Merck & Co., Inc.	245,235	14,436,984
Pfizer, Inc.	478,544	15,543,109

		44,352,771

Semiconductors & Semiconductor Equipment - 5.16%
Intel Corp.	425,743	15,441,699
QUALCOMM, Inc.	219,900	14,337,480

		29,779,179

Software - 6.48%
Microsoft Corp.	369,445	22,957,312
Oracle Corp.	374,813	14,411,560

		37,368,872

TOTAL COMMON STOCKS - 99.83%		575,553,720

(Cost $343,051,318)

www.bridgeway.com	67

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.28%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	1,584,687	$1,584,687

TOTAL MONEY MARKET FUND - 0.28%			1,584,687

(Cost $1,584,687)

TOTAL INVESTMENTS - 100.11%			$577,138,407
(Cost $344,636,005)
Liabilities in Excess of Other Assets - (0.11%)			(626,147)

NET ASSETS - 100.00%			$576,512,260

*	Non-income producing security.
^	Rate disclosed as of December 31, 2016.

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$575,553,720	$—	$ —	$575,553,720
Money Market Fund	—	1,584,687	—	1,584,687

TOTAL	$575,553,720	$1,584,687	$ —	$577,138,407

See Notes to Financial Statements.

68	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 0.07%, underperforming our primary market benchmark, the S&P 500 Index (+3.82%), and our peer benchmark, the Lipper Balanced Funds Index (+0.68%). Performance for the quarter was in line with the Fund’s design.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 1.19%, trailing the S&P 500 Index (+7.82%) and the Lipper Balanced Funds Index (+3.77%).

For the calendar year, our Fund returned 2.42%, trailing the S&P 500 Index (+11.96%) and the Lipper Balanced Funds Index (+7.20%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year and inception-to-date financial results.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	0.07%	1.19%	2.42%	4.80%	2.75%	4.11%	3.82%
S&P 500 Index	3.82%	7.82%	11.96%	14.66%	6.95%	6.69%	6.08%
Lipper Balanced Funds Index	0.68%	3.77%	7.20%	8.32%	5.01%	5.51%	5.22%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, the Managed Volatility Fund ranked 189th of 341 Alternative Long/ Short Equity funds for the 12 months ended December 31, 2016, 62nd of 112 over the past five years, 17th of 36 over the last 10 years, and 5th of 12 funds since inception on June 30, 2001. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2016, Managed Volatility Fund ranked 88th of 113 Option Writing funds for the twelve months ended December 31, 2016, 21st of 28 Option Writing funds for the past five years, and 2nd of 6 over the last 10 years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns. Please note that Morningstar changed the Managed Volatility Fund’s investment category to Option Writing from Long/Short Equity. This category change by Morningstar does not impact the Fund in any way. The Fund’s strategy and investment approach have not changed. Morningstar reviews fund categories on an ongoing basis and appoints categories based on each fund’s portfolio statistics and compositions over the past three years.

www.bridgeway.com	69

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Managed Volatility Fund vs. S&P 500 Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/16

Detailed Explanation of Quarterly Performance

In the fourth quarter, the Fund failed to capture 40% of the S&P 500’s 3.82% return. The portfolio’s options and futures components were responsible for most of this underperformance, contributing -1.44% and -0.87% to the Fund’s return, respectively. The performance of the futures component was in line with expectations during a quarter characterized by a rising equity market, but our options component lagged due to holdings of covered calls that declined during the quarter. The portfolio’s fixed-income components also detracted from relative performance, contributing -0.16% to return. These declines were partially offset by positive absolute performance from the portfolio’s equities component, which contributed 2.53% to the Fund’s returns.

Detailed Explanation of Calendar Year Performance

The Fund failed to capture 40% of the S&P 500’s 11.96% return for the calendar year. The portfolio’s futures and options components were responsible for most of this underperformance, contributing -2.71% and -1.22% to the Fund’s return, respectively. The performance of the futures component was in line with expectations during a rising equity market, but our options component lagged due to holdings of covered calls that declined during the period. These declines were partially off-set by gains from the portfolio’s fixed-income and equities components, which contributed 0.04% and 6.29% to the Fund’s return, respectively.

For the 2016 calendar year, the Fund had a standard deviation of 5.68, representing 43% of the index’s 13.28 standard deviation during the same period. The Fund continues to perform as designed, particularly over longer time periods. For 10 years and since inception, the Fund has captured 40% and 63%, respectively, of the S&P 500 Index’s return with a standard deviation roughly 44% of the index’s.

70	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	Polaris Industries, Inc.	Leisure Equipment & Products	1.9%
2	Valero Energy Corp.	Oil, Gas & Consumable Fuels	1.5%
3	Campbell Soup Co.	Food Products	1.2%
4	Berkshire Hathaway, Inc.	Diversified Financial Services	1.1%
5	Ford Motor Co.	Automobiles	1.1%
6	Silver Wheaton Corp.	Metals & Mining	1.0%
7	Barrick Gold Corp.	Chemicals	1.0%
8	Gilead Sciences, Inc.	Biotechnology	1.0%
9	NIKE, Inc.	Textiles, Apparel & Luxury Goods	0.9%
10	Visa Inc	IT Services	0.9%
	Total		11.6%

Industry Sector Representation as of December 31, 2016

Asset Type	% of Net Assets
Common Stock	57.0%
Consumer Discretionary	9.6%
Consumer Staples	5.4%
Energy	4.6%
Financials	7.9%
Health Care	7.0%
Industrials	4.6%
Information Technology	10.7%
Materials	3.5%
Real Estate	1.9%
Telecommunication Services	1.0%
Utilities	1.2%
U.S. Government Obligations	36.7%
Call Options Written	-1.4%
Put Options Written	-0.8%
Money Market Fund	9.2%
Liabilities in Excess of Other Assets	-0.7%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

www.bridgeway.com	71

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

72	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 56.76%
Aerospace & Defense - 1.86%
Honeywell International, Inc.	1,200	$139,020
Lockheed Martin Corp.	870	217,448
Northrop Grumman Corp.	1,100	255,838
Raytheon Co.#	900	127,800
United Technologies Corp.	1,140	124,967
		865,073

Air Freight & Logistics - 0.40%
FedEx Corp.#	1,000	186,200

Airlines - 0.33%
JetBlue Airways Corp.*#	2,500	56,050
Southwest Airlines Co.	2,000	99,680
		155,730

Auto Components - 0.23%
Adient PLC*	495	29,007
Delphi Automotive PLC#	500	33,675
Goodyear Tire & Rubber Co. (The)#	1,400	43,218

		105,900

Automobiles - 1.06%
Ford Motor Co.#	40,600	492,478

Beverages - 1.01%
Coca-Cola Co. (The)#	4,100	169,986
Constellation Brands, Inc., Class A	800	122,648
PepsiCo, Inc.#	1,700	177,871

		470,505

Biotechnology - 1.94%
Amgen, Inc.	1,100	160,831
Biogen, Inc.*	600	170,148
Celgene Corp.*	1,100	127,325
Gilead Sciences, Inc.#	6,200	443,982

		902,286

Capital Markets - 1.27%
BlackRock, Inc.	300	114,162
Charles Schwab Corp. (The)#	3,600	142,092
Goldman Sachs Group, Inc. (The)	500	119,725
Morgan Stanley#	3,300	139,425
State Street Corp.	1,000	77,720

		593,124

Chemicals - 1.99%
AdvanSix, Inc.*	48	1,063

Industry Company	Shares	Value

Chemicals (continued)
Barrick Gold Corp.#	28,000	$447,440
Dow Chemical Co. (The)#	1,800	102,996
LyondellBasell Industries NV, Class A	800	68,624
Monsanto Co.	900	94,689
Praxair, Inc.#	900	105,471
Sherwin-Williams Co. (The)	400	107,496

		927,779

Commercial Banks - 1.90%
BB&T Corp.#	1,100	51,722
Comerica, Inc.	1,100	74,921
Huntington Bancshares, Inc.	7,700	101,794
KeyCorp	4,800	87,696
PNC Financial Services Group, Inc. (The)#	1,400	163,744
U.S. Bancorp	2,800	143,836
Wells Fargo & Co.#	4,771	262,930
		886,643

Commercial Services & Supplies - 0.17%
Waste Management, Inc.	1,100	78,001

Communications Equipment - 1.01%
Cisco Systems, Inc.#	8,500	256,870
Juniper Networks, Inc.#	7,500	211,950

		468,820

Computers & Peripherals - 1.08%
Apple, Inc.#	3,000	347,460
Dell Technologies, Inc. - VMware Inc.*	222	12,203
HP, Inc.	2,900	43,036
Western Digital Corp.#	1,510	102,604

		505,303

Consumer Finance - 0.54%
American Express Co.#	2,600	192,608
Capital One Financial Corp.	700	61,068

		253,676

Containers & Packaging - 0.06%
Ball Corp.	400	30,028

Diversified Financial Services - 2.55%
AerCap Holdings NV*#	1,100	45,771
Bank of America Corp.#	5,500	121,550
Berkshire Hathaway, Inc., Class B*#	3,200	521,536
Citigroup, Inc.#	4,010	238,314

www.bridgeway.com	73

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.#	3,000	$258,870

		1,186,041

Diversified Telecommunication Services - 0.98%
AT&T, Inc.#	6,700	284,951
CenturyLink, Inc.#	1,800	42,804
Verizon Communications, Inc.	2,400	128,112

		455,867

Electric Utilities - 0.63%
American Electric Power Co., Inc.	1,500	94,440
Duke Energy Corp.#	1,283	99,586
Exelon Corp.#	2,800	99,372

		293,398

Electrical Equipment - 0.41%
Emerson Electric Co.#	1,500	83,625
Fortive Corp.	850	45,586
Johnson Controls International PLC#	1,454	59,890

		189,101

Energy Equipment & Services - 0.36%
Halliburton Co.#	1,700	91,953
Helmerich & Payne, Inc.	1,000	77,400

		169,353

Financials - 0.13%
PayPal Holdings, Inc.*#	1,500	59,205

Food & Staples Retailing - 0.92%
Costco Wholesale Corp.	700	112,077
CVS Health Corp.	900	71,019
Kroger Co. (The)#	2,300	79,373
Wal-Mart Stores, Inc.#	2,400	165,888

		428,357

Food Products - 2.50%
Archer-Daniels-Midland Co.#	2,000	91,300
Campbell Soup Co.#	8,900	538,183
General Mills, Inc.#	3,200	197,664
JM Smucker Co. (The)#	1,400	179,284
Mondelez International, Inc. Class A#	3,600	159,588

		1,166,019

Health Care Equipment & Supplies - 1.07%
Abbott Laboratories#	1,800	69,138
Baxter International, Inc.	900	39,906

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	520	$86,086
C.R. Bard, Inc.	900	202,194
Stryker Corp.	860	103,037

		500,361

Health Care Providers & Services - 1.09%
DaVita, Inc.*#	1,600	102,720
Express Scripts Holding Co.*#	1,734	119,282
Laboratory Corp. of America Holdings*	600	77,028
UnitedHealth Group, Inc.#	1,300	208,052

		507,082

Hotels, Restaurants & Leisure - 0.76%
Carnival Corp.#	900	46,854
McDonald’s Corp.#	900	109,548
Starbucks Corp.#	1,900	105,488
Wynn Resorts, Ltd.+	500	43,255
Yum China Holdings, Inc.*	1,100	28,732
Yum! Brands, Inc.#	300	18,999

		352,876

Household Products - 0.95%
Colgate-Palmolive Co.	1,600	104,704
Kimberly-Clark Corp.	1,400	159,768
Procter & Gamble Co. (The)#	2,100	176,568

		441,040

Independent Power Producers & Energy Traders - 0.11%
AES Corp.	4,300	49,966

Industrial Conglomerates - 1.02%
3M Co.#	1,100	196,427
Danaher Corp.#	1,700	132,328
General Electric Co.#	4,600	145,360

		474,115

Insurance - 1.24%
Allstate Corp. (The)#	1,300	96,356
Aon PLC#	1,600	178,448
Chubb, Ltd.	361	47,695
Marsh & McLennan Cos., Inc.	1,500	101,385
Progressive Corp. (The)	2,220	78,810
Travelers Cos., Inc. (The)	600	73,452

		576,146

Internet & Catalog Retail - 1.12%
Amazon.com, Inc.*	500	374,935

74	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Internet & Catalog Retail (continued)
Priceline Group, Inc. (The)*	100	$146,606

		521,541

Internet Software & Services - 2.33%
Alphabet, Inc., Class A*	260	206,037
Alphabet, Inc., Class C*	260	200,673
eBay, Inc.*	1,500	44,535
Facebook, Inc., Class A*#	3,000	345,150
VeriSign, Inc.*#	3,800	289,066

		1,085,461

IT Services - 2.26%
Automatic Data Processing, Inc.	900	92,502
Cognizant Technology Solutions Corp., Class A*#	2,300	128,869
International Business Machines Corp.#	1,300	215,787
MasterCard, Inc., Class A#	1,200	123,900
S&P Global, Inc.	500	53,770
Visa, Inc., Class A	5,200	405,704
Western Union Co. (The)#+	1,500	32,580

		1,053,112

Leisure Equipment & Products - 2.20%
Hasbro, Inc.#	1,500	116,685
Polaris Industries, Inc.#+	11,000	906,290

		1,022,975

Life Sciences Tools & Services - 0.42%
Thermo Fisher Scientific, Inc.#	1,400	197,540

Machinery - 0.42%
Deere & Co.#	1,900	195,776

Media - 1.32%
Comcast Corp., Class A#	2,050	141,553
Omnicom Group, Inc.	1,200	102,132
Scripps Networks Interactive, Inc., Class A#	1,400	99,918
Time Warner, Inc.	933	90,062
Twenty-First Century Fox, Inc., Class A#	1,700	47,668
Walt Disney Co. (The)#	1,300	135,486

		616,819

Metals & Mining - 1.25%
Kinross Gold Corp.*#	31,300	97,343
Silver Wheaton Corp.#	25,000	483,000

		580,343

Industry Company	Shares	Value

Multiline Retail - 0.57%
Big Lots, Inc.+	500	$25,105
Dollar General Corp.#	1,000	74,070
Target Corp.#	2,300	166,129

		265,304

Multi-Utilities - 0.44%
Dominion Resources, Inc.#	1,520	116,417
Public Service Enterprise Group, Inc.	900	39,492
Sempra Energy	500	50,320

		206,229

Oil, Gas & Consumable Fuels - 4.21%
Anadarko Petroleum Corp.	1,000	69,730
Chesapeake Energy Corp.*#+	2,100	14,742
Chevron Corp.#	2,378	279,891
ConocoPhillips	1,287	64,530
EOG Resources, Inc.#	800	80,880
Exxon Mobil Corp.#	3,900	352,014
Kinder Morgan, Inc.	2,600	53,846
Marathon Petroleum Corp.#	2,400	120,840
Occidental Petroleum Corp.	1,200	85,476
Phillips 66#	1,393	120,369
Valero Energy Corp.#	10,500	717,360

		1,959,678

Paper & Forest Products - 0.17%
International Paper Co.#	1,500	79,590

Pharmaceuticals - 2.20%
AbbVie, Inc.#	2,800	175,336
Allergan PLC*	300	63,003
Bristol-Myers Squibb Co.#	3,079	179,937
Johnson & Johnson#	1,800	207,378
Merck & Co., Inc.#	3,400	200,158
Pfizer, Inc.#	5,100	165,648
Shire PLC, ADR	192	32,713

		1,024,173

Real Estate Investment Trusts (REITs) - 1.90%
American Tower Corp.	800	84,544
Crown Castle International Corp.#	1,200	104,124
Digital Realty Trust, Inc.#	3,000	294,780
Public Storage	1,000	223,500
Simon Property Group, Inc.	1,000	177,670

		884,618

Road & Rail - 0.18%
Union Pacific Corp.	800	82,944

www.bridgeway.com	75

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment - 1.68%
Applied Materials, Inc.#	6,600	$212,982
Intel Corp.#	4,400	159,588
Micron Technology, Inc.*#	8,000	175,360
QUALCOMM, Inc.	1,400	91,280
Texas Instruments, Inc.	1,970	143,751

		782,961

Software - 2.23%
Adobe Systems, Inc.*	800	82,360
CA, Inc.#	2,500	79,425
Citrix Systems, Inc.*	1,100	98,241
Electronic Arts, Inc.*	1,200	94,512
Hewlett Packard Enterprise Co.	2,000	46,280
Intuit, Inc.#	800	91,688
Microsoft Corp.#	5,200	323,128
Oracle Corp.#	2,360	90,742
salesforce.com, Inc.*#	1,900	130,074

		1,036,450

Specialty Retail - 0.66%
AutoZone, Inc.*	300	236,937
Ross Stores, Inc.	1,100	72,160

		309,097

Textiles, Apparel & Luxury Goods - 1.47%
NIKE, Inc., Class B#	8,000	406,640
Skechers U.S.A., Inc., Class A*#	11,400	280,212

		686,852

Trading Companies & Distributors - 0.16%
NOW, Inc.*	200	4,094
W.W. Grainger, Inc.	300	69,675

		73,769

TOTAL COMMON STOCKS - 56.76%		26,435,705

(Cost $19,680,372)

Discount Rate or Coupon Due Date Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 36.48%
U.S. Treasury Bills - 36.48%
01/12/2017 0.000%(a)	$4,000,000	3,999,600
02/23/2017 0.000%(a)	2,000,000	1,998,666
03/02/2017 0.000%(a)	4,000,000	3,996,880
03/16/2017 0.000%(a)	2,000,000	1,998,000
03/23/2017 0.000%(a)	1,000,000	998,903

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value

U.S. Treasury Bills (continued)
03/30/2017	0.000	%(a)	$4,000,000	$3,995,232

				16,987,281

TOTAL U.S. GOVERNMENT OBLIGATIONS - 36.48%				16,987,281

(Cost $16,986,115)

	Rate^		Shares	Value

MONEY MARKET FUND - 8.66%
Fidelity Institutional Government Portfolio Institutional Class	0.43%		4,035,562	4,035,562

TOTAL MONEY MARKET FUND - 8.66%				4,035,562

(Cost $4,035,562)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.56%

Fidelity Institutional Government Portfolio Institutional Class**	0.43%	259,360	259,360

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.56%			259,360

(Cost $259,360)
TOTAL INVESTMENTS - 102.46%			47,717,908
(Cost $40,961,409)
Liabilities in Excess of Other Assets - (2.46%)			(1,147,878)

NET ASSETS - 100.00%			$46,570,030

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of December 31, 2016.
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $254,884 as of December 31, 2016.
(a)	Rate represents the effective yield at purchase.
PLC	- Public Limited Company
ADR	- American Depositary Receipt

See	Notes to Financial Statements.

76	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (1.41%)

3M Co.
Expiring January, 2017 at $185.00	4	$(160)
Abbott Laboratories
Expiring January, 2017 at $45.00	5	(5)
AbbVie, Inc.
Expiring January, 2017 at $65.00	8	(208)
AerCap Holdings NV
Expiring January, 2017 at $42.50	11	(671)

Allstate Corp. (The)
Expiring January, 2017 at $70.00	5	(2,185)
American Express Co.
Expiring January, 2017 at $67.50	8	(5,360)
Aon PLC
Expiring April, 2017 at $115.00	5	(1,605)
Apple, Inc.
Expiring February, 2017 at $110.00	7	(5,250)

Applied Materials,Inc.
Expiring January, 2017 at $30.00	25	(6,000)
Archer-Daniels-Midland Co.
Expiring January, 2017 at $45.00	6	(780)
AT&T, Inc.
Expiring January, 2017 at $41.00	23	(3,726)
Bank of America Corp.
Expiring March, 2017 at $23.00	16	(1,280)

Barrick Gold Corp.
Expiring January, 2017 at $14.50	280	(64,680)
BB&T Corp.
Expiring March, 2017 at $47.00	5	(875)

Berkshire Hathaway, Inc., Class B
Expiring January, 2017 at $150.00	25	(33,375)
Bristol-Myers Squibb Co.
Expiring January, 2017 at $57.50	12	(1,956)

CA, Inc.
Expiring February, 2017 at $32.00	25	(2,250)
Campbell Soup Co.
Expiring January, 2017 at $57.50	70	(23,100)
Expiring January, 2017 at $60.00	6	(732)

		(23,832)
Carnival Corp.
Expiring January, 2017 at $48.00	5	(2,200)

CenturyLink, Inc.
Expiring January, 2017 at $27.00	13	(65)

Charles Schwab Corp. (The)
Expiring March, 2017 at $40.00	10	(1,880)

Company	Number of Contracts	Value

Chevron Corp.
Expiring January, 2017 at $105.00	7	$(8,890)
Cisco Systems, Inc.
Expiring March, 2017 at $31.00	25	(1,550)
Citigroup, Inc.
Expiring January, 2017 at $50.00	15	(14,100)
Coca-Cola Co., (The)
Expiring March, 2017 at $42.00	12	(1,080)
Cognizant Technology Solutions Corp., Class A
Expiring January, 2017 at $60.00	13	(312)
Comcast Corp., Class A
Expiring April, 2017 at $72.50	8	(1,472)
Danaher Corp.
Expiring January, 2017 at $80.00	5	(225)
DaVita, Inc.
Expiring April, 2017 at $67.50	5	(875)
Deere & Co.
Expiring March, 2017 at $105.00	6	(2,370)
Digital Realty Trust, Inc.
Expiring January, 2017 at $100.00	30	(5,100)
Dollar General Corp.
Expiring February, 2017 at $72.50	5	(1,900)
Dominion Resources, Inc.
Expiring January, 2017 at $77.50	6	(420)
Dow Chemical Co. (The)
Expiring March, 2017 at $60.00	5	(595)
Duke Energy Corp.
Expiring January, 2017 at $82.50	5	(75)
Emerson Electric Co.
Expiring January, 2017 at $50.00	4	(2,424)
EOG Resources, Inc.
Expiring January, 2017 at $95.00	3	(2,265)
Exelon Corp.
Expiring January, 2017 at $33.00	13	(3,900)
Express Scripts Holding Co.
Expiring February, 2017 at $77.50	5	(205)
Exxon Mobil Corp.
Expiring February, 2017 at $95.00	13	(689)
Facebook, Inc.
Expiring March, 2017 at $125.00	10	(2,290)
FedEx Corp.
Expiring January, 2017 at $170.00	4	(6,612)

www.bridgeway.com	77

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Ford Motor Co.
Expiring February, 2017 at $12.00	355	$ (16,685)
Expiring March, 2017 at $13.00	15	(315)

		(17,000)
General Electric Co.
Expiring March, 2017 at $32.00	13	(910)
General Mills, Inc.
Expiring January, 2017 at $65.00	10	(130)
Gilead Sciences, Inc.
Expiring February, 2017 at $75.00	50	(9,500)
Goodyear Tire & Rubber Co. (The)
Expiring January, 2017 at $30.00	8	(1,560)
Halliburton Co.
Expiring April, 2017 at $50.00	5	(3,050)
Hasbro, Inc.
Expiring January, 2017 at $85.00	4	(60)
Intel Corp.
Expiring March, 2017 at $39.00	13	(559)
International Business Machines Corp.
Expiring January, 2017 at $155.00	4	(4,780)
International Paper Co.
Expiring January, 2017 at $47.00	4	(2,468)
Intuit, Inc.
Expiring January, 2017 at $110.00	4	(2,120)
JetBlue Airways Corp.
	25	(11,000)
JM Smucker Co. (The)
Expiring January, 2017 at $135.00	5	(100)
Johnson & Johnson
Expiring January, 2017 at $115.00	10	(1,720)
Johnson Controls International PLC
Expiring January, 2017 at $45.00	14	(4,480)
JPMorgan Chase & Co.
Expiring March, 2017 at $87.50	12	(3,480)
Juniper Networks, Inc.
Expiring January, 2017 at $30.00	22	(1,188)
Kinross Gold Corp.
Expiring February, 2017 at $3.50	313	(5,634)
Kroger Co. (The)
Expiring January, 2017 at $30.00	15	(7,200)
Marathon Petroleum Corp.
Expiring January, 2017 at $45.00	7	(3,871)

Company	Number of Contracts	Value

Marsh & McLennan Cos, Inc.
Expiring January, 2017 at $65.00	4	$ (1,320)
MasterCard, Inc., Class A
Expiring January, 2017 at $105.00	4	(400)
McDonald’s Corp.
Expiring January, 2017 at $115.00	4	(2,744)
Merck & Co., Inc.
Expiring March, 2017 at $62.50	12	(948)
Micron Technology, Inc.
Expiring January, 2017 at $21.00	24	(3,504)
Microsoft Corp.
Expiring February, 2017 at $62.50	15	(2,925)
Mondelez International, Inc.
Expiring March, 2017 at $45.00	12	(2,940)
Morgan Stanley
Expiring January, 2017 at $34.00	16	(13,120)
NIKE, Inc., Class B
Expiring January, 2017 at $52.50	50	(1,900)
Expiring January, 2017 at $55.00	11	(66)

		(1,966)
Oracle Corp.
Expiring January, 2017 at $40.00	11	(99)
PayPal Holdings, Inc.
Expiring January, 2017 at $44.00	5	(10)
PepsiCo, Inc.
Expiring January, 2017 at $110.00	5	(20)
Pfizer, Inc.
Expiring January, 2017 at $35.00	15	(45)
Phillips 66
Expiring January, 2017 at $82.50	5	(2,325)
PNC Financial Services Group, Inc. (The)
Expiring January, 2017 at $92.50	6	(14,634)
Polaris Industries, Inc.
Expiring March, 2017 at $85.00	110	(44,000)
Praxair, Inc.
Expiring January, 2017 at $120.00	4	(356)
Procter & Gamble Co. (The)
Expiring January, 2017 at $90.00	7	(21)
salesforce.com, Inc.
Expiring January, 2017 at $77.50	5	(45)
Scripps Networks Interactive, Inc., Class A
Expiring March, 2017 at $75.00	4	(1,000)

78	Semi-Annual Report | December 31, 2016 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2016 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Silver Wheaton Corp.
Expiring February, 2017 at $18.00	225	$ (51,075)
Expiring March, 2017 at $20.00	25	(3,700)

		(54,775)
Skechers U.S.A., Inc., Class A
Expiring January, 2017 at $20.00	114	(54,720)
Starbucks Corp.
Expiring January, 2017 at $60.00	7	(203)
Target Corp.
Expiring January, 2017 at $70.00	7	(1,988)
Thermo Fisher Scientific, Inc.
Expiring January, 2017 at $150.00	5	(125)
Twenty-First Century Fox, Inc.
Expiring January, 2017 at $25.00	11	(4,070)
UnitedHealth Group, Inc.
Expiring January, 2017 at $145.00	9	(14,670)
US Bancorp
Expiring January, 2017 at $52.00	8	(608)
Valero Energy Corp.
Expiring January, 2017 at $57.50	85	(95,030)
VeriSign, Inc.
Expiring March, 2017 at $80.00	38	(7,030)
Visa, Inc.
Expiring March, 2017 at $75.00	15	(7,500)
Wal-Mart Stores, Inc.
Expiring January, 2017 at $75.00	7	(28)
Walt Disney Co. (The)
Expiring January, 2017 at $100.00	7	(3,290)
Wells Fargo & Co.
Expiring January, 2017 at $45.00	16	(16,512)
Western Digital Corp.
Expiring April, 2017 at $60.00	5	(5,200)
Western Union Co. (The)
Expiring January, 2017 at $20.00	4	(780)
Yum! Brands, Inc.
Expiring January, 2017 at $92.50	3	(141)

TOTAL CALL OPTIONS WRITTEN - (1.41%)		(655,594)

(Premiums received $(378,810))

PUT OPTIONS WRITTEN - (0.77%)

Allstate Corp. (The)
Expiring January, 2017 at $67.50	50	(400)
AmerisourceBergen Corp.
Expiring January, 2017 at $82.50	40	(20,400)
Bank of America Corp.
Expiring March, 2017 at $22.00	180	(20,880)

Company	Number of Contracts	Value

Barrick Gold Corp.
Expiring January, 2017 at $20.00	110	$ (37,400)
Berkshire Hathaway, Inc., Class B
Expiring January, 2017 at $140.00	30	(300)
Best Buy Co., Inc.
Expiring March, 2017 at $43.00	40	(13,200)
Expiring March, 2017 at $45.00	70	(31,500)

		(44,700)
BHP Billiton, Ltd.
Expiring February, 2017 at $35.00	245	(35,770)
Chesapeake Energy Corp.
Expiring January, 2017 at $7.00	200	(8,000)
Clorox Co. (The)
Expiring January, 2017 at $120.00	50	(10,000)
Crown Holdings, Inc.
Expiring January, 2017 at $50.00	10	(350)
Delphi Automotive PLC
Expiring February, 2017 at $67.50	50	(17,500)
Fiat Chrysler Automobiles NV
Expiring March, 2017 at $7.00	7	(105)
General Motors Co.
Expiring March, 2017 at $32.00	95	(9,025)
Johnson & Johnson
Expiring January, 2017 at $115.00	50	(6,250)
Kellogg Co.
Expiring January, 2017 at $75.00	75	(16,875)
Kinross Gold Corp.
Expiring January, 2017 at $4.00	520	(46,800)
Marvell Technology Group, Ltd.
Expiring January, 2017 at $12.00	175	(2,275)
Nordstrom, Inc.
Expiring April, 2017 at $55.00	20	(17,900)
ONEOK, Inc.
Expiring January, 2017 at $50.00	1	(50)
Petroleo Brasileiro SA
Expiring January, 2017 at $9.00	160	(1,600)
Procter & Gamble Co. (The)
Expiring January, 2017 at $85.00	70	(14,350)
Raytheon Co.
Expiring January, 2017 at $130.00	45	(945)
Southern Copper Corp.
Expiring March, 2017 at $32.00	90	(16,650)

www.bridgeway.com	79

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)

Company	Number of Contracts	Value

Put Options Written (continued)
Toronto-Dominion Bank (The)
Expiring January, 2017 at $42.50	20	$(200)
Expiring January, 2017 at $45.00	60	(1,200)

		(1,400)
United Continental Holdings, Inc.
Expiring January, 2017 at $50.00	20	(100)
Expiring March, 2017 at $62.50	60	(8,640)

		(8,740)
United Rentals, Inc.
Expiring March, 2017 at $90.00	60	(16,800)

TOTAL PUT OPTIONS WRITTEN — (0.77%)		(355,465)

(Premiums received $(445,640))
TOTAL OPTIONS WRITTEN — (2.18%)		$(1,011,059)

(Premiums received $(824,450))

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,435,705	$ —	$ —	$26,435,705
U.S. Government Obligations	—	16,987,281	—	16,987,281
Money Market Fund	—	4,035,562	—	4,035,562
Investments Purchased with Cash Proceeds from Securities Lending	—	259,360	—	259,360

TOTAL	$26,435,705	$21,282,203	$ —	$47,717,908

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs Total
Options Written	$(876,726)	$(134,333)	$ —	$(1,011,059)

TOTAL	$(876,726)	$(134,333)	$ —	$(1,011,059)

See Notes to Financial Statements.

80	Semi-Annual Report | December 31, 2016 (Unaudited)

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www.bridgewayomni.com	81

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Investments at value	$251,885,515	$126,172,536	$403,614,885
Cash	-	-	752
Receivables:
Portfolio securities sold	4,457,532	-	1,136,069
Fund shares sold	52,544	-	117,083
Dividends and interest	231,497	150,970	553,760
Receivable from investment adviser	-	-	-
Deposits with brokers	-	-	-
Prepaid expenses	11,883	12,017	36,625

Total assets	256,638,971	126,335,523	405,459,174

LIABILITIES
Payables:
Portfolio securities purchased	2,733,278	-	652,061
Fund shares redeemed	67,652	9,925	93,272
Loan payable	349,031	-	345,374
Payable upon return of securities loaned	29,051,455	17,380,539	47,353,300
Accrued Liabilities:
Investment adviser fees	557,396	83,388	150,378
Administration fees	4,483	2,183	7,256
Directors’ fees	1,075	181	1,381
Other	88,737	42,603	130,456
Call options written at value	-	-	-
Put options written at value	-	-	-

Total liabilities	32,853,107	17,518,819	48,733,478

NET ASSETS	$223,785,864	$108,816,704	$356,725,696

NET ASSETS REPRESENT
Paid-in capital	$279,461,044	$99,358,200	$256,805,625
Undistributed net investment income (loss)	(381,898)	159,877	(1,635,631)
Accumulated net realized gain (loss) on investments	(89,405,269)	(7,048,659)	13,501,897
Net unrealized appreciation on investments	34,111,987	16,347,286	88,053,805

NET ASSETS	$223,785,864	$108,816,704	$356,725,696

Shares of common stock outstanding of $.001 par value*	3,518,870	3,663,829	24,656,036

Net asset value, offering price and redemption price per share	$63.60	$29.70	$14.47(a)

Total investments at cost	$217,773,528	$109,825,250	$315,561,080
Premiums received on call options written	$-	$-	$-
Premiums received on put options written	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

82	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$5,235,719	$45,182,127	$78,088,726	$577,138,407	$ 47,717,908
39	-	-	-	-

-	252,825	643,819	3,055,689	4,675
-	25,990	20,021	654,458	12,204
7,636	51,818	63,156	673,662	26,159
9,815	-	-	12,065	-
-	-	-	-	218,923
8,121	13,874	14,875	36,587	14,183

5,261,330	45,526,634	78,830,597	581,570,868	47,994,052

10,168	-	457,333	4,714,440	-
-	72,174	19,987	214,704	96,221
-	252,997	-	479	1,154
500,858	5,201,693	11,893,527	-	259,360

-	17,282	32,686	-	15,305
95	802	1,340	11,434	987
17	162	314	3,728	302
24,017	31,349	41,889	113,823	39,634
-	-	-	-	655,594
-	-	-	-	355,465

535,155	5,576,459	12,447,076	5,058,608	1,424,022

$4,726,175	$39,950,175	$66,383,521	$576,512,260	$ 46,570,030

$4,161,772	$43,951,487	$77,803,754	$348,343,356	$ 42,699,657
(4,022)	30,556	277,423	(7,485)	84,080
232,288	(9,161,771)	(22,676,124)	(4,326,013)	(2,783,597)
336,137	5,129,903	10,978,468	232,502,402	6,569,890

$4,726,175	$39,950,175	$66,383,521	$576,512,260	$ 46,570,030

383,873	1,723,986	2,656,674	44,627,091	3,254,811

$12.31(a)	$23.17	$24.99	$12.92	$ 14.31

$4,899,582	$40,052,224	$67,110,258	$344,636,005	$ 40,961,409
$-	$-	$-	$ -	$ 378,810
$-	$-	$-	$ -	$ 445,640

www.bridgeway.com	83

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2016 (Unaudited)

	Aggressive Investors 1	Ultra- Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$1,340,053	$450,062	$2,278,540
Less: foreign taxes withheld	(26,690)	(267)	-
Interest	-	-	-
Securities lending.	154,051	372,457	871,364

Total Investment Income	1,467,414	822,252	3,149,904

EXPENSES
Investment advisory fees - Base fees	969,642	464,758	880,232
Investment advisory fees - Performance adjustment	593,845	-	-
Administration fees.	27,564	13,215	45,071
Accounting fees	39,083	33,741	59,017
Transfer agent fees	67,488	32,834	55,512
Audit fees	11,276	7,810	15,369
Legal fees	13,372	6,421	21,582
Custody fees	3,036	4,424	10,488
Blue sky fees	12,505	5,825	13,386
Directors’ and officers’ fees	11,002	4,921	17,756
Shareholder servicing fees	61,600	15,573	145,014
Reports to shareholders	14,830	5,182	21,502
Miscellaneous expenses	24,040	11,374	41,203

Total Expenses	1,849,283	606,078	1,326,132

Less investment advisory fees waived	-	-	(6,119)
Less expenses reimbursed by investment adviser	-	-	-

Net Expenses	1,849,283	606,078	1,320,013

NET INVESTMENT INCOME	(381,869)	216,174	1,829,891

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	12,977,805	2,016,815	21,584,279
Written options	-	-	-
Futures contracts	-	-	-

Net Realized Gain (Loss)	12,977,805	2,016,815	21,584,279

Change in Unrealized Appreciation (Depreciation) on:
Investments	20,635,178	12,703,298	48,135,568
Written options	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	20,635,178	12,703,298	48,135,568

Net Realized and Unrealized Gain (Loss) on Investments	33,612,983	14,720,113	69,719,847

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,231,114	$14,936,287	$71,549,738

See Notes to Financial Statements.

84	Semi-Annual Report | December 31, 2016 (Unaudited)

Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$ 36,825	$157,100	$535,682	$7,186,895	$332,128
(86)	-	-	-	(84)
-	-	-	-	37,752
3,539	52,503	71,290	-	578

40,278	209,603	606,972	7,186,895	370,374

12,330	114,169	183,773	229,180	166,986
-	8,598	(7,481)	-	-
574	4,867	7,828	73,390	7,143
31,724	27,774	29,046	60,207	33,876
18,040	29,358	34,886	27,275	27,003
4,731	5,761	6,477	23,100	8,953
272	2,345	3,752	37,347	3,674
6,516	2,348	1,444	5,695	3,470
9,929	11,455	12,196	28,064	12,409
224	1,916	3,100	30,356	2,967
1,615	10,888	18,526	101,064	22,369
214	2,799	4,793	55,417	3,629
1,855	4,198	6,716	58,486	8,249

88,024	226,476	305,056	729,581	300,728

(12,330)	(47,437)	(17,607)	(229,180)	(38,695)
(55,519)	-	-	(70,688)	-

20,175	179,039	287,449	429,713	262,033

20,103	30,564	319,523	6,757,182	108,341

389,981	3,533,213	389,765	4,465,279	1,483,869
-	-	-	-	1,024,019
-	-	-	-	(1,696,183)

389,981	3,533,213	389,765	4,465,279	811,705

78,610	1,423,870	10,951,495	30,688,699	(113,753)
-	-	-	-	(151,110)

78,610	1,423,870	10,951,495	30,688,699	(264,863)

468,591	4,957,083	11,341,260	35,153,978	546,842

$488,694	$4,987,647	$11,660,783	$41,911,160	$655,183

www.bridgeway.com	85

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2016	June 30, 2016	December 31, 2016	June 30, 2016
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$ (381,869)	$ 1,255,312	$ 216,174	$ 1,137,071
Net realized gain (loss) on investments	12,977,805	(2,615,832)	2,016,815	(5,021,149)
Net change in unrealized appreciation (depreciation) on investments	20,635,178	(17,416,880)	12,703,298	(13,372,489)

Net increase (decrease) in net assets resulting from operations	33,231,114	(18,777,400)	14,936,287	(17,256,567)

DISTRIBUTIONS:
From net investment income	(1,255,319)	(99,024)	(1,212,208)	(1,116,218)
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	(1,255,319)	(99,024)	(1,212,208)	(1,116,218)

SHARE TRANSACTIONS:
Proceeds from sale of shares	3,394,595	12,201,386	431,529	1,946,202
Reinvestment of distributions	1,210,678	95,200	1,132,706	1,038,194
Cost of shares redeemed	(20,024,281)	(34,237,152)	(7,922,323)	(10,877,563)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(15,419,008)	(21,940,566)	(6,358,088)	(7,893,167)

Net increase (decrease) in net assets	16,556,787	(40,816,990)	7,365,991	(26,265,952)

NET ASSETS:
Beginning of period	207,229,077	248,046,067	101,450,713	127,716,665

End of period**	$223,785,864	$207,229,077	$108,816,704	$101,450,713

SHARES ISSUED & REDEEMED
Issued	56,921	226,120	15,840	71,929
Distributions reinvested	18,811	1,751	38,177	39,808
Redeemed	(342,022)	(636,420)	(293,657)	(413,482)

Net increase (decrease)	(266,290)	(408,549)	(239,640)	(301,745)
Outstanding at beginning of period	3,785,160	4,193,709	3,903,469	4,205,214

Outstanding at end of period	3,518,870	3,785,160	3,663,829	3,903,469

** Including undistributed net investment income of:	$ (381,898)	$ 1,255,290	$ 159,877	$ 1,155,911

See Notes to Financial Statements.

86	Semi-Annual Report | December 31, 2016 (Unaudited)

Ultra-Small Company Market		Small-Cap Momentum
Six Months Ended December 31, 2016	Year Ended June 30, 2016	Six Months Ended December 31, 2016	Year Ended June 30, 2016

(Unaudited)		(Unaudited)

$ 1,829,891	$ 3,169,017	$ 20,103	$ 26,619
21,584,279	28,557,753	389,981	(11,415)
48,135,568	(75,235,595)	78,610	(179,316)

71,549,738	(43,508,825)	488,694	(164,112)

(3,465,525)	(3,152,924)	(48,202)	(9,442)
(24,304,049)	(37,504,226)	(147,252)	(115,288)

(27,769,574)	(40,657,150)	(195,454)	(124,730)

10,489,143	52,017,890	154,234	261,156
26,765,299	39,249,741	194,812	124,006
(55,862,280)	(78,477,718)	(91,700)	(1,043,587)
17,980	58,448	-	303

(18,589,858)	12,848,361	257,346	(658,122)

25,190,306	(71,317,614)	550,586	(946,964)

331,535,390	402,853,004	4,175,589	5,122,553

$356,725,696	$331,535,390	$4,726,175	$4,175,589

745,694	3,904,938	13,885	22,889
1,858,701	3,073,590	15,787	10,802
(3,915,382)	(5,905,983)	(8,647)	(87,732)

(1,310,987)	1,072,545	21,025	(54,041)
25,967,023	24,894,478	362,848	416,889

24,656,036	25,967,023	383,873	362,848

$ (1,635,631)	$ 3	$ (4,022)	$ 24,077

www.bridgeway.com	87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2016	June 30, 2016	December 31, 2016	June 30, 2016
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$ 30,564	$ 129,866	$ 319,523	$ 877,190
Net realized gain (loss) on investments	3,533,213	470,966	389,765	(2,163,966)
Net change in unrealized appreciation (depreciation) on investments	1,423,870	(2,039,755)	10,951,495	(2,863,660)

Net increase (decrease) in net assets resulting from operations	4,987,647	(1,438,923)	11,660,783	(4,150,436)

DISTRIBUTIONS:
From net investment income	(128,436)	-	(644,905)	(1,200,493)

Net decrease in net assets from distributions	(128,436)	-	(644,905)	(1,200,493)

SHARE TRANSACTIONS:
Proceeds from sale of shares	3,274,186	8,174,017	2,323,384	2,974,064
Reinvestment of distributions.	124,435	-	621,803	1,160,995
Cost of shares redeemed	(4,701,300)	(7,142,746)	(6,318,049)	(13,284,863)

Net increase (decrease) in net assets resulting from share transactions	(1,302,679)	1,031,271	(3,372,862)	(9,149,804)

Net increase (decrease) in net assets	3,556,532	(407,652)	7,643,016	(14,500,733)

NET ASSETS:
Beginning of period	36,393,643	36,801,295	58,740,505	73,241,238

End of period*	$39,950,175	$36,393,643	$66,383,521	$58,740,505

SHARES ISSUED & REDEEMED

Issued	148,529	417,698	97,735	146,711
Distributions reinvested	5,311	-	24,714	57,532
Redeemed	(220,207)	(365,757)	(279,860)	(660,493)

Net increase (decrease)	(66,367)	51,941	(157,411)	(456,250)
Outstanding at beginning of period	1,790,353	1,738,412	2,814,085	3,270,335

Outstanding at end of period	1,723,986	1,790,353	2,656,674	2,814,085

* Including undistributed net investment income of:	$ 30,556	$ 128,428	$ 277,423	$ 602,805

See Notes to Financial Statements.

88	Semi-Annual Report | December 31, 2016 (Unaudited)

Blue Chip 35 Index		Managed Volatility
Six Months Ended December 31, 2016	Year Ended June 30, 2016	Six Months Ended December 31, 2016	Year Ended June 30, 2016

(Unaudited)		(Unaudited)

$ 6,757,182	$ 13,796,994	$ 108,341	$ 174,794
4,465,279	11,244,582	811,705	571,246
30,688,699	6,959,629	(264,863)	(118,120)

41,911,160	32,001,205	655,183	627,920

(13,425,245)	(14,480,684)	(195,475)	(15,844)

(13,425,245)	(14,480,684)	(195,475)	(15,844)

74,456,281	197,709,355	3,651,487	13,489,567
12,574,239	13,464,160	183,366	15,001
(110,647,764)	(257,873,552)	(15,310,693)	(15,538,847)

(23,617,244)	(46,700,037)	(11,475,840)	(2,034,279)

4,868,671	(29,179,516)	(11,016,132)	(1,422,203)
571,643,589	600,823,105	57,586,162	59,008,365

$ 576,512,260	$ 571,643,589	$ 46,570,030	$ 57,586,162

5,824,200	16,712,171	255,293	970,595
962,069	1,130,492	12,814	1,078
(8,702,005)	(22,178,814)	(1,067,420)	(1,118,179)

(1,915,736)	(4,336,151)	(799,313)	(146,506)
46,542,827	50,878,978	4,054,124	4,200,630

44,627,091	46,542,827	3,254,811	4,054,124

$ (7,485)	$ 6,660,578	$ 84,080	$ 171,214

www.bridgeway.com	89

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$54.75	$59.15	$56.69	$43.21	$33.13	$38.19

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.11)	0.31	0.02	0.11	0.65	0.62
Net Realized and Unrealized Gain (Loss)	9.32	(4.69)	2.56	13.73	9.84	(4.37)

Total from Investment Operations	9.21	(4.38)	2.58	13.84	10.49	(3.75)

Less Distributions to Shareholders from:
Net Investment Income	(0.36)	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)

Total Distributions	(0.36)	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)

Net Asset Value, End of Period	$63.60	$54.75	$59.15	$56.69	$43.21	$33.13

Total Return	16.81%(b)	(7.40%)	4.57%	32.14%	31.92%	(9.57%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$223,786	$207,229	$248,046	$259,402	$221,337	$206,010
Expenses Before Waivers and Reimbursements	1.72%(c)	0.63%(d)	1.32%	1.01%	0.74%(d)	(0.04%)(d)
Expenses After Waivers and Reimbursements	1.72%(c)	0.63%	1.32%	1.01%	0.74%	(0.04%)
Net Investment Income After Waivers and Reimbursements	(0.35%)(c)	0.58%	0.04%	0.22%	1.69%	1.86%
Portfolio Turnover Rate	58%(b)	124%	107%	125%	149%	125%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.
(d)	For the years ended June 30, 2012, June 30, 2013, and June 30, 2016 the expense ratio was significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

90	Semi-Annual Report | December 31,2016 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$25.99	$30.37	$41.83	$39.36	$27.57	$29.65

Income from Investment Operations:
Net Investment Income(a)	0.06	0.28	0.24	0.41	0.43	0.13
Net Realized and Unrealized Gain (Loss)	3.98	(4.39)	(3.53)	8.33	11.38	(1.79)

Total from Investment Operations	4.04	(4.11)	(3.29)	8.74	11.81	(1.66)

Less Distributions to Shareholders from:
Net Investment Income	(0.33)	(0.27)	(0.30)	(0.76)	(0.02)	(0.42)
Net Realized Gain	-	-	(7.87)	(5.51)	-	-

Total Distributions	(0.33)	(0.27)	(8.17)	(6.27)	(0.02)	(0.42)

Net Asset Value, End of Period	$29.70	$25.99	$30.37	$41.83	$39.36	$27.57

Total Return	15.56%(b)	(13.53)%	(7.60)%	23.72%	42.85%	(5.41%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$108,817	$101,451	$127,717	$152,331	$132,064	$102,110
Expenses Before Waivers and Reimbursements	1.17%(c)	1.17%	1.11%	1.10%	1.17%	1.22%
Expenses After Waivers and Reimbursements	1.17%(c)	1.17%	1.11%	1.10%	1.17%	1.22%
Net Investment Income After Waivers and Reimbursements	0.42%(c)	1.05%	0.68%	0.98%	1.33%	0.49%
Portfolio Turnover Rate	23%(b)	101%	90%	99%	89%	93%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	91

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$12.77	$16.18	$17.46	$15.44	$14.67	$15.34

Income from Investment Operations:
Net Investment Income(a)	0.07	0.12	0.12	0.12	0.22	0.12
Net Realized and Unrealized Gain (Loss)	2.82	(1.87)	0.38	3.66	3.49	(0.09)

Total from Investment Operations	2.89	(1.75)	0.50	3.78	3.71	0.03

Less Distributions to Shareholders from:
Net Investment Income	(0.15)	(0.13)	(0.14)	(0.18)	(0.40)	(0.14)
Net Realized Gain	(1.04)	(1.53)	(1.64)	(1.59)	(2.54)	(0.56)

Total Distributions	(1.19)	(1.66)	(1.78)	(1.77)	(2.94)	(0.70)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)	0.00(b)

Net Asset Value, End of Period	$14.47	$12.77	$16.18	$17.46	$15.44	$14.67

Total Return	22.70%(c)(d)	(10.83%)(d)	3.72%	25.48%	29.95%(d)	1.05%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$356,726	$331,535	$402,853	$424,096	$341,647	$302,432
Expenses Before Waivers and Reimbursements	0.75%(e)	0.75%	0.73%	0.72%	0.79%	0.83%
Expenses After Waivers and Reimbursements	0.75%(e)	0.75%	0.73%	0.72%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	1.04%(e)	0.91%	0.74%	0.73%	1.52%	0.86%
Portfolio Turnover Rate	10%(c)	41%	32%	29%	41%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

92	Semi-Annual Report | December 31,2016 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP MOMENTUM

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$11.51	$12.29	$13.00	$12.19	$11.25	$12.74

Income from Investment Operations:
Net Investment Income(a)	0.05	0.07	0.09	0.01	0.10	0.04
Net Realized and Unrealized Gain (Loss)	1.28	(0.50)	0.37	2.29	2.20	(0.35)

Total from Investment Operations	1.33	(0.43)	0.46	2.30	2.30	(0.31)

Less Distributions to Shareholders from:
Net Investment Income	(0.13)	(0.03)	(0.07)	(0.02)	(0.19)	(0.01)
Net Realized Gain	(0.40)	(0.32)	(1.10)	(1.47)	(1.17)	(1.18)

Total Distributions	(0.53)	(0.35)	(1.17)	(1.49)	(1.36)	(1.19)

Paid in Capital from Redemption Fees(a)	-	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01

Net Asset Value, End of Period	$12.31	$11.51	$12.29	$13.00	$12.19	$11.25

Total Return(c)	11.56%(d)	(3.48%)	4.54%	19.46%	22.31%	(1.40%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,726	$4,176	$5,123	$5,894	$4,437	$2,070
Expenses Before Waivers and
Reimbursements	3.93%(e)	3.95%	3.36%	3.08%	5.42%	5.73%
Expenses After Waivers and Reimbursements	0.90%(e)	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements	0.90%(e)	0.62%	0.77%	0.07%	0.89%	0.38%
Portfolio Turnover Rate	109%(d)	184%	198%	242%	264%	230%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.33	$21.17	$18.68	$15.11	$11.63	$12.42

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.02	0.07	(0.01)	0.01	0.08	(0.02)
Net Realized and Unrealized Gain (Loss)	2.89	(0.91)	2.51	3.63	3.40	(0.77)

Total from Investment Operations	2.91	(0.84)	2.50	3.64	3.48	(0.79)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	-	(0.01)	(0.07)	-	0.00(b)

Total Distributions	(0.07)	-	(0.01)	(0.07)	-	0.00(b)

Net Asset Value, End of Period	$23.17	$20.33	$21.17	$18.68	$15.11	$11.63

Total Return(c)	14.33%(d)	(3.97%)	13.41%	24.11%	29.92%	(6.35%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$39,950	$36,394	$36,801	$33,419	$30,605	$31,778
Expenses Before Waivers and Reimbursements	1.19%(e)	1.20%	1.08%	1.07%	1.13%	1.08%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.16%(e)	0.36%	(0.07%)	0.06%	0.60%	(0.14%)
Portfolio Turnover Rate	68%(d)	137%	123%	121%	78%	63%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

94	Semi-Annual Report | December 31,2016 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.87	$22.40	$23.06	$19.21	$14.82	$15.12

Income from Investment Operations:
Net Investment Income(a)	0.12	0.29	0.29	0.15	0.29	0.15
Net Realized and Unrealized Gain (Loss)	4.24	(1.43)	(0.78)	3.80	4.46	(0.26)

Total from Investment Operations	4.36	(1.14)	(0.49)	3.95	4.75	(0.11)

Less Distributions to Shareholders from:
Net Investment Income	(0.24)	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)

Total Distributions	(0.24)	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)

Net Asset Value, End of Period	$24.99	$20.87	$22.40	$23.06	$19.21	$14.82

Total Return	20.90%(b)(c)	(5.02%)(c)	(2.10%)(c)	20.63%(c)	32.49%	(0.59%)(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$66,384	$58,741	$73,241	$85,782	$79,248	$67,610
Expenses Before Waivers and Reimbursements	1.00%(d)	1.03%	0.98%	0.97%	0.91%	0.99%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.91%	0.94%
Net Investment Income After Waivers and Reimbursements	1.04%(d)	1.41%	1.30%	0.71%	1.71%	1.10%
Portfolio Turnover Rate	34%(b)	62%	74%	83%	64%	49%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP 35 INDEX

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.28	$11.81	$11.39	$9.59	$8.16	$7.60

Income from Investment Operations:
Net Investment Income(a)	0.15	0.28	0.26	0.23	0.21	0.17
Net Realized and Unrealized Gain	0.80	0.49	0.39	1.77	1.46	0.55

Total from Investment Operations	0.95	0.77	0.65	2.00	1.67	0.72

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)

Total Distributions	(0.31)	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)

Net Asset Value, End of Period	$12.92	$12.28	$11.81	$11.39	$9.59	$8.16

Total Return(b)	7.74%(c)	6.60%	5.77%	21.11%	20.89%	9.72%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$576,512	$571,644	$600,823	$556,985	$463,146	$264,161
Expenses Before Waivers and Reimbursements	0.25%(d)	0.25%	0.23%	0.25%	0.27%	0.29%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.36%(d)	2.42%	2.19%	2.20%	2.36%	2.28%
Portfolio Turnover Rate	9%(c)	23%	19%	28%	28%	33%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

96	Semi-Annual Report | December 31,2016 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Period Ended 12/31/16 (Unaudited)	Year Ended June 30
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.20	$14.05	$13.94	$12.75	$11.94	$11.58

Income from Investment Operations:
Net Investment Income(a)	0.03	0.04	0.00(b)	0.02	0.05	0.04
Net Realized and Unrealized Gain	0.14	0.11	0.13	1.20	0.81	0.39

Total from Investment Operations	0.17	0.15	0.13	1.22	0.86	0.43

Less Distributions to Shareholders from:
Net Investment Income	(0.06)	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)

Total Distributions	(0.06)	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)

Net Asset Value, End of Period	$14.31	$14.20	$14.05	$13.94	$12.75	$11.94

Total Return(c)	1.19%(d)	1.10%	0.92%	9.61%	7.23%	3.74%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$46,570	$57,586	$59,008	$46,908	$26,703	$23,705
Expenses Before Waivers and Reimbursements	1.08%(e)	1.06%	1.04%	1.14%	1.35%	1.43%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.39%(e)	0.31%	0.03%	0.17%	0.37%	0.39%
Portfolio Turnover Rate	18%(d)	54%	38%	39%	45%	41%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of December 31, 2016. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2016, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

98	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Institutional Government Portfolio, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2016 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2016, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$27,900,287	-	$27,900,287	-	$27,900,287	-

Ultra-Small Company
Securities lending	$16,703,529	-	$16,703,529	-	$16,703,529	-

Ultra-Small Company Market
Securities lending	$45,214,621	-	$45,214,621	-	$45,214,621	-

Small-Cap Momentum
Securities lending	$ 480,555	-	$ 480,555	-	$ 480,555	-

Small-Cap Growth
Securities lending	$ 4,992,599	-	$ 4,992,599	-	$ 4,992,599	-

Small-Cap Value
Securities lending	$ 11,477,566	-	$ 11,477,566	-	$ 11,477,566	-

Managed Volatility
Securities lending	$ 254,884	-	$ 254,884	-	$ 254,884	-

1	Securities loaned with a value of $5,475 and $603,374 in Ultra-Small Company Market and Small-Cap Value, respectively, have been sold and are pending settlement on January 1, 2017.
2	Collateral with a value of $29,051,455, $17,380,539, $47,353,300, $500,858, $5,201,693, $11,893,527, and $259,360 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Growth, Small-Cap Value, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2016 the collateral consisted of an institutional Government money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2016 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Call Options	-	$655,594	Call options written at value
Written Put Options	-	355,465	Put options written at value

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$ 1,024,019		Realized Gain (Loss) on Written Options
Change in Unrealized Depreciation
		$(151,110)	(Depreciation) on Written Options
Futures Contracts	$(1,696,183)	$ -	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of December 31, 2016, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2016, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2016 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2016	2,218	$388,392	2,502	$491,574
Positions Opened	5,300	725,913	5,056	902,014
Exercised	(1,627)	(245,174)	(1,860)	(299,302)
Splits	-	-	-	-
Expired	(2,482)	(367,841)	(2,835)	(589,816)
Closed	(808)	(122,480)	(260)	(58,830)

Outstanding, December 31, 2016	2,601	$378,810	2,603	$445,640

Market Value, December 31, 2016		$(655,594)		$(355,465)

The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2016.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended December 31, 2016. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 12/31/16

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	6,119
Small-Cap Momentum*	0.90%	67,849
Small-Cap Growth	0.94%	47,437
Small-Cap Value	0.94%	17,607
Blue Chip 35 Index	0.15%	299,868
Managed Volatility	0.94%	38,695

* The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation if different. The Fund has recoupable expenses of $56,624, $128,110, $131,006 and $67,849 which expire June 30, 2017, June 30, 2018, June 30, 2019, and December 31, 2019 respectively.

104	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2016 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 447,590	$ 918,540
Ultra-Small Company	45,351	2,334,181
Ultra-Small Company Market	4,958,804	5,822,965
Small-Cap Momentum	1,568	-
Small-Cap Growth	-	12,217,177
Small-Cap Value	492,852	749,707

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $665,000, payable in equal monthly installments.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 11, 2016, Independent Directors are paid $8,500 per meeting for meeting fees. Prior to November 11, 2016, Independent Directors were paid $7,500 per meeting. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2016 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$123,964,034	$ -	$141,653,184
Ultra-Small Company	-	23,522,203	-	31,123,350
Ultra-Small Company Market	-	37,824,815	-	82,401,172
Small-Cap Momentum	-	4,908,619	-	4,835,979
Small-Cap Growth	-	25,339,865	-	26,109,635
Small-Cap Value	-	20,244,617	-	23,758,276
Blue Chip 35 Index	-	26,934,247	-	67,461,553
Managed Volatility	-	5,429,449	-	13,920,634

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2016, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 40,812,958	$ 25,827,529	$121,738,251
Gross depreciation (excess of tax cost over value)	(7,523,051)	(9,480,243)	(33,700,149)
Net unrealized appreciation (depreciation)	$ 33,289,907	$ 16,347,286	$ 88,038,102
Cost of investments for income tax purposes	$218,595,608	$109,825,250	$315,576,783

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 446,487	$ 6,297,979	$13,602,972
Gross depreciation (excess of tax cost over value)	(110,350)	(1,226,208)	(2,624,504)
Net unrealized appreciation (depreciation)	$ 336,137	$ 5,071,771	$10,978,468
Cost of investments for income tax purposes	$4,899,582	$40,110,356	$67,110,258

	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$233,016,948	$ 7,531,709
Gross depreciation (excess of tax cost over value)	(4,396,468)	(794,749)
Net unrealized appreciation (depreciation)	$228,620,480	$ 6,736,960
Cost of investments for income tax purposes	$348,517,927	$40,980,948

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

106	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2016 and June 30, 2015 respectively, are as follows:

	Aggressive Investors [1]		Ultra-Small Company

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Distributions paid from:
Ordinary Income	$99,024	$540,861	$1,116,218	$ 1,052,434
Long-Term Capital Gain	-	-	-	27,750,353

Total	$99,024	$540,861	$1,116,218	$28,802,787

	Ultra-Small Company Market		Small-Cap Momentum

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Distributions paid from:
Ordinary Income	$ 3,152,924	$ 2,780,087	$ 9,441	$ 282,147
Long-Term Capital Gain	37,504,226	38,343,165	115,289	188,250

Total	$40,657,150	$41,123,252	$ 124,730	$ 470,397

	Small-Cap Growth		Small-Cap Value

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Distributions paid from:
Ordinary Income	$ -	$ 21,907	$1,200,493	$ 581,377

Total	$ -	$ 21,907	$1,200,493	$ 581,377

	Blue Chip 35 Index		Managed Volatility

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Distributions paid from:
Ordinary Income	$14,480,684	$11,713,217	$ 15,844	$ 59,691

Total	$14,480,684	$11,713,217	$ 15,844	$ 59,691

As of June 30, 2016, the Funds had available for tax purposes expiring capital loss carryovers as follows:

		Aggressive Investors 1	Ultra-Small Company

Expiring	6/30/2017	$80,187,088	$1,203,654
	6/30/2018	16,094,317	-

		Small-Cap Growth	Small-Cap Value

Expiring	6/30/2018	$10,814,526	20,917,186

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

		Blue Chip 35 Index	Managed Volatility

Expiring	6/30/2018	$ -	$2,770,129
	6/30/2019	2,100,878	-

For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses of $16,094,317 and $1,203,654, respectively, are subject to limitation.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of December 31, 2016, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total

Ultra-Small Company	7,859,925	-	7,859,925
Small-Cap Value	1,209,727	938,977	2,148,704
Small-Cap Momentum	10,440	-	10,440

There are no capital loss carryovers for Ultra-Small Company Market Fund as of June 30, 2016.

Capital loss carryovers utilized during the period ended June 30, 2016 were as follows:

Capital Loss
Bridgeway Fund	Carryover Utilized

Aggressive Investors 1	$3,485,837
Small-Cap Growth	2,295,891
Blue Chip 35 Index	14,423,859
Managed Volatility	1,388,431

Components of Accumulated Earnings (Deficit) As of June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were:

			Ultra-Small
	Aggressive Investors 1	Ultra-Small Company	Company Market

Accumulated Net Investment Income	$ 1,255,289	$ 1,212,205	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(101,426,962)	(9,063,579)	16,118,023
Net Unrealized Appreciation of Investments	12,520,698	3,585,799	40,021,884

Total	$ (87,650,975)	$(4,265,575)	$56,139,907

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Accumulated Net Investment Income	$ 25,346	$ 128,428	$ 602,805
Accumulated Net Realized (Loss) on Investments*	(10,440)	(12,574,855)	(23,065,889)
Net Unrealized Appreciation of Investments	256,257	3,585,904	26,973

Total	$ 271,163	$ (8,860,523)	$(22,436,111)

108	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income	$6,660,578	$171,214
Accumulated Net Realized (Loss) on Investments*	(4,645,350)	(3,574,092)
Net Unrealized Appreciation of Investments	197,667,761	6,813,543

Total	$199,682,989	$3,410,665

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2017. The Aggressive Investors I, Small-Cap Growth, and Blue Chip 35 Index Funds have elected to defer qualified short-term late-year losses of ($5,145,557), ($1,760,329), and ($2,544,472), respectively. Managed Volatility Fund has elected to defer qualified long-term late-year losses of ($803,963). The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, and Small-Cap Value Funds have no deferred qualified late-year losses.

For the fiscal year June 30, 2016, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$ -	$ 1	$ 1,348,569
Undistributed Net Investment Income	-	538,991	(16,093)
Accumulated Net Realized Gain (Loss) on Investments	-	(538,992)	(1,332,476)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$1,568	$ -	$ -
Undistributed Net Investment Income	(2,542)	(1,438)	(15,262)
Accumulated Net Realized Gain (Loss) on Investments	974	1,438	15,262

	Blue Chip 35 Index	Managed Volatility

Paid-in-Capital	$ -	$ -
Undistributed Net Investment Income	-	(3,571)
Accumulated Net Realized Gain (Loss) on Investments	-	3,571

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancel-lable by either party. Unless cancelled earlier, the Facility shall be held available until September 14, 2017. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

For the period ended December 31, 2016, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.77%	$925,029	70	$3,142	$2,472,000
Ultra-Small Company	1.76%	567,273	22	602	1,313,000
Ultra-Small Company Market	1.88%	1,419,487	113	8,255	7,789,000
Small-Cap Growth	1.76%	587,700	10	284	1,056,000
Small-Cap Value	1.78%	309,227	22	331	469,000
Blue Chip 35 Index	1.79%	1,365,638	47	3,145	6,353,000
Managed Volatility	1.91%	1,226,333	18	1,156	2,201,000
Small Cap Momentum	0.00%	-	-	-	-
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2016, Aggressive Investors 1, Ultra-Small Company Market and Small-Cap Growth had loans outstanding in the amounts of $343,000, $338,000 and $253,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

110	Semi-Annual Report | December 31, 2016 (Unaudited)

OTHER INFORMATION

December 31, 2016 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2016 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2016 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2016 and held until December 31, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/16	Ending Account Value at 12/31/16	Expense Ratio	Expenses Paid During Period* 7/1/16 - 12/31/16

Bridgeway Aggressive Investors 1 Fund

Actual Fund Return	$1,000.00	$1,168.10	1.72%	$9.40
Hypothetical Fund Return	$1,000.00	$1,016.53	1.72%	$8.74

Bridgeway Ultra-Small Company Fund

Actual Fund Return	$1,000.00	$1,155.60	1.17%	$6.36
Hypothetical Fund Return	$1,000.00	$1,019.31	1.17%	$5.96

Bridgeway Ultra-Small Company Market Fund

Actual Fund Return	$1,000.00	$1,227.00	0.75%	$4.21
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Bridgeway Small-Cap Momentum Fund

Actual Fund Return	$1,000.00	$1,115.60	0.90%	$4.80
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%	$4.58

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,143.30	0.94%	$5.08
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$1,209.00	0.94%	$5.23
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

112	Semi-Annual Report December 31, 2016 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2016 (Unaudited)

	Beginning Account Value at 7/1/16	Ending Account Value at 12/31/16	Expense Ratio	Expenses Paid During Period* 7/1/16 - 12/31/16

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$1,077.40	0.15%	$0.79
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Bridgeway Managed Volatility

Actual Fund Return	$1,000.00	$1,011.90	0.94%	$4.77
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

www.bridgeway.com	113

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

.

          A no-load mutual fund family of domestic funds

Semi-Annual Report
December 31, 2016 (Unaudited)
OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2016 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Omni Small-Cap Value	17.66%	29.37%	34.51%	16.61%	16.32%	8/31/2011	0.71%[1]	0.61%[1]
Omni Tax-Managed Small-Cap Value	17.35%	29.13%	34.60%	16.35%	12.41%	12/31/2010	0.72%[1]	0.60%[1]

1	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2016.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2016

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. The construction of our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds is based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was positive for the December 2016 quarter. Broad market returns for the quarter were up 4.21% as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2016, broad market stocks were up 12.74%, as represented by the Russell 3000 Index. Returns among value stocks outperformed growth stocks across the market cap spectrum. Small-cap value stocks lead the way, up 31.74%, followed by mid-cap value stocks, up 20.00%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2016

	Quarter	Calendar Year
Best	14.07%	31.74%
Performing	Russell 2000 Value Index	Russell 2000 Value Index
	7.24%	20.00%
	Russell 3000 Value Index	Russell Midcap Value Index
	6.68%	18.40%
	Russell 1000 Value Index	Russell 3000 Value Index
	5.52%	17.34%
	Russell Midcap Value Index	Russell 1000 Value Index
	3.57%	11.32%
	Russell 2000 Growth Index	Russell 2000 Growth Index
	1.20%	7.39%
	Russell 3000 Growth Index	Russell 3000 Growth Index
	1.01%	7.33%
	Russell 1000 Growth Index	Russell Midcap Growth Index
Worst	0.46%	7.08%
Performing	Russell Midcap Growth Index	Russell 1000 Growth Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure. These Funds were designed to capture the size and style benefits within a specific asset class.

2	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 17.66%, outperforming our primary market benchmark, the Russell 2000 Value Index (+14.07%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 29.37%, outpacing the Russell 2000 Value Index (+24.19%).

For the calendar year, our Fund returned 34.51%, outperforming the Russell 2000 Value Index (+31.74%).

The table below presents our December quarter, six-month, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	17.66%	29.37%	34.51%	16.61%	16.32%
Russell 2000 Value Index	14.07%	24.19%	31.74%	15.07%	14.76%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Omni Small-Cap Value Fund ranked 13th of 314 small-cap value funds for the 12 months ended December 31, 2016, 17th of 238 over the past five years and 14th of 234 such funds since inception in August 2011. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 12/31/16

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2016, we held 667 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s focus on smaller stocks within the small-cap universe helped relative performance during the quarter, as smaller stocks posted some of the highest returns. The Fund’s design of tilting towards deeper value stocks by multiple measures also boosted relative performance, as these stocks had strong relative returns during the quarter. Exposure to higher momentum stocks detracted slightly from relative performance because the momentum factor was out of favor.

By design, the Fund does not hold Utilities stocks or Real Estate Investment Trusts (REITs). This positioning boosted relative returns, as these assets underperformed during the quarter. Holdings in the Industrials and Consumer Staples sectors also boosted relative performance. However, an overweight position in the Consumer Discretionary sector detracted from relative results, as did holdings in the Materials sector.

Detailed Explanation of Calendar Year Performance

The Fund’s focus on smaller stocks within the small-cap universe helped relative performance in 2016, as smaller stocks posted some of the highest returns for the year. The Fund’s design of tilting toward deeper value stocks by multiple measures also boosted relative performance as these stocks had strong relative returns during the year, with price-to-book particularly effective. However, exposure to higher momentum stocks detracted from relative performance, as momentum stocks were out of favor for the year.

The Fund’s lack of holdings in the Utilities sector and of Real Estate Investment Trusts (REITs) boosted relative returns, as these assets underperformed during the year. Holdings in the Consumer Staples and Information Technology sectors also contributed positively to relative performance, while an overweight position in the Consumer Discretionary sector and holdings in the Materials sector detracted from relative results.

4	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	Central Garden & Pet Co.	Household Products	1.1%
2	TTM Technologies, Inc.	Electronic Equipment, Instruments & Components	1.0%
3	Stepan Co.	Chemicals	1.0%
4	Clayton Williams Energy, Inc.	Oil, Gas & Consumable Fuels	0.9%
5	Navigant Consulting, Inc.	Professional Services	0.9%
6	SpartanNash Co.	Food & Staples Retailing	0.8%
7	Rush Enterprises, Inc.	Trading Companies & Distributors	0.8%
8	SkyWest, Inc.	Airlines	0.8%
9	Cooper-Standard Holdings, Inc.	Auto Components	0.8%
10	Sanmina Corp	Electronic Equipment, Instruments & Components	0.7%
	Total		8.8%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.0%	10.0%	4.0%
Consumer Staples	4.0%	2.8%	1.1%
Energy	9.7%	5.9%	3.9%
Financials	33.5%	32.4%	1.1%
Health Care	2.2%	4.3%	-2.1%
Industrials	18.2%	12.6%	5.6%
Information Technology	10.5%	10.4%	0.1%
Materials	6.2%	4.6%	1.6%
Real Estate	0.3%	10.1%	-9.9%
Telecommunication Services	1.3%	0.7%	0.6%
Utilities	0.0%	6.0%	-6.0%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.94%
Aerospace & Defense - 1.13%
	AAR Corp.	92,600	$3,060,430
	Arotech Corp.*	94,300	330,050
	CPI Aerostructures, Inc.*+	4,700	43,475
	Cubic Corp.	24,500	1,174,775
	DigitalGlobe, Inc.*	29,800	853,770
	Ducommun, Inc.*	43,300	1,106,748
	Kratos Defense & Security Solutions, Inc.*+	25,000	185,000
	LMI Aerospace, Inc.*	52,600	453,412
	National Presto Industries, Inc.+	5,020	534,128
	Sypris Solutions, Inc.*	6,400	5,631
	Vectrus, Inc.*	5,000	119,250

			7,866,669

Air Freight & Logistics - 1.36%
	Air T, Inc.*+	2,800	64,120
	Air Transport Services Group, Inc.*	291,924	4,659,107
	Atlas Air Worldwide Holdings, Inc.*	57,700	3,009,055
	Wesco Aircraft Holdings, Inc.*	113,800	1,701,310

			9,433,592

Airlines - 1.03%
	Hawaiian Holdings, Inc.*	30,634	1,746,138
	SkyWest, Inc.	148,791	5,423,432

			7,169,570

Auto Components - 1.92%
	American Axle & Manufacturing Holdings, Inc.*+	15,000	289,500
	China Automotive Systems, Inc.*	28,200	151,152
	China XD Plastics Co., Ltd.*+	163,000	652,000
	Commercial Vehicle Group, Inc.*	57,300	316,869
	Cooper-Standard Holding, Inc.*	51,000	5,272,380
	Modine Manufacturing Co.*	142,900	2,129,210
	Shiloh Industries, Inc.*	500	3,455
	SORL Auto Parts, Inc.*+	129,900	394,896
	Spartan Motors, Inc.	22,000	203,500
	Strattec Security Corp.	10,600	427,180
	Superior Industries International, Inc.+	115,400	3,040,790
	Titan International, Inc.	25,000	280,250

Industry	Company	Shares	Value
Auto Components (continued)
	Tower International, Inc.	5,000	$ 141,750
	Westport Fuel Systems, Inc.*	302	341

			13,303,273

Biotechnology - 0.20%
	AMAG Pharmaceuticals, Inc.*+	19,000	661,200
	Applied Genetic Technologies Corp.*	25,000	233,750
	Enzon Pharmaceuticals, Inc.	60,300	22,010
	PDL BioPharma, Inc.	25,000	53,000
	PharmAthene, Inc.*	137,777	447,775

			1,417,735

Building Products - 1.09%
	Alpha Pro Tech, Ltd.*	20,743	72,601
	Boise Cascade Co.*	16,000	360,000
	Gibraltar Industries, Inc.*	78,350	3,263,278
	Griffon Corp.	115,900	3,036,580
	Quanex Building Products Corp.	35,000	710,500
	Universal Forest Products, Inc.	1,000	102,180

			7,545,139

Capital Markets - 1.36%
	Arlington Asset Investment Corp., Class A+	13,700	203,034
	Calamos Asset Management, Inc., Class A	74,000	632,700
	Cowen Group, Inc., Class A*+	82,450	1,277,975
	FBR & Co.+	600	7,800
	GAMCO Investors, Inc., Class A	10,000	308,900
	Great Elm Capital Group, Inc.*	833	3,124
	INTL FCStone, Inc.*	15,100	597,960
	Investment Technology Group, Inc.	57,050	1,126,167
	JMP Group LLC+	300	1,842
	KCG Holdings, Inc., Class A*	159,500	2,113,375
	Oppenheimer Holdings, Inc., Class A	31,093	578,330
	Piper Jaffray Cos.*	35,500	2,573,750

			9,424,957

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals - 3.13%
	American Vanguard Corp.	20,000	$ 383,000
	China Green Agriculture, Inc.*	133,000	160,930
	Core Molding Technologies, Inc.*	17,000	290,870
	Flexible Solutions International, Inc.*	5,000	6,800
	FutureFuel Corp.	72,800	1,011,920
	Gulf Resources, Inc.*+	178,200	347,490
	Innophos Holdings, Inc.	10,000	522,600
	KMG Chemicals, Inc.	33,200	1,291,148
	Kraton Corp.*	142,150	4,048,432
	LSB Industries, Inc.*+	30,000	252,600
	Minerals Technologies, Inc.	15,000	1,158,750
	Olin Corp.+	52,500	1,344,525
	Rayonier Advanced Materials, Inc.	20,000	309,200
	Schulman (A.), Inc.	38,608	1,291,438
	Stepan Co.	82,000	6,681,360
	Trecora Resources*	7,000	96,950
	Tredegar Corp.	76,700	1,840,800
	Tronox, Ltd., Class A	65,000	670,150

			21,708,963

Commercial Banks - 17.03%
	1st Constitution Bancorp+	3,000	56,100
	1st Source Corp.	86,847	3,878,587
	Access National Corp.+	2,700	74,952
	ACNB Corp.+	1,000	31,250
	American National Bankshares, Inc.+	21,800	758,640
	American River Bankshares*	21,300	321,843
	AmeriServ Financial, Inc.	5,000	18,500
	Banco Latinoamericano de Comercio Exterior SA, Class E+	25,000	736,000
	Bank of Commerce Holdings	83,450	792,775
	Bankwell Financial Group, Inc.+	13,300	432,250
	Banner Corp.	11,450	639,025
	Bar Harbor Bankshares	11,250	532,463
	BCB Bancorp, Inc.	10,400	135,200
	Blue Hills Bancorp, Inc.+	15,000	281,250
	BNC Bancorp	11,344	361,874
	Boston Private Financial Holdings, Inc.	10,000	165,500
	BSB Bancorp, Inc.*	31,633	915,775
	C&F Financial Corp.	1,200	59,820
	Camden National Corp.	14,250	633,412
	Capital City Bank Group, Inc.	83,150	1,702,912

Industry	Company	Shares	Value

Commercial Banks (continued)
	Cardinal Financial Corp.	25,000	$ 819,750
	Carolina Bank Holdings, Inc.*	500	12,915
	Cascade Bancorp*	17,726	143,935
	Central Pacific Financial Corp.	25,000	785,500
	Central Valley Community Bancorp	50,000	998,000
	Centrue Financial Corp.*	7,500	164,400
	Century Bancorp, Inc., Class A	15,200	912,000
	Chemung Financial Corp.+	13,500	490,725
	Civista Bancshares, Inc.	21,500	417,745
	CNB Financial Corp.	83,800	2,240,812
	Coastway Bancorp, Inc.*+	1,513	23,678
	Codorus Valley Bancorp, Inc.+	4,398	125,796
	Community Bankers Trust Corp.*	40,800	295,800
	Community Financial Corp. (The)+	12,500	346,875
	Community Trust Bancorp, Inc.	17,500	868,000
	ConnectOne Bancorp, Inc.+	15,000	389,250
	DNB Financial Corp.+	465	13,206
	Eastern Virginia Bankshares, Inc.	28,300	295,735
	Enterprise Bancorp, Inc.+	38,775	1,456,389
	Enterprise Financial Services Corp.	27,700	1,191,100
	Evans Bancorp, Inc.	4,000	126,200
	Farmers Capital Bank Corp.	34,400	1,446,520
	Farmers National Banc Corp.	150	2,130
	Fidelity Southern Corp.	37,623	890,536
	Financial Institutions, Inc.	39,300	1,344,060
	First BanCorp Puerto Rico*	436,500	2,885,265
	First BanCorp Southern Pines NC+	114,571	3,109,457
	First Bancorp, Inc.+	9,045	299,390
	First Bancshares, Inc. (The)+	14,900	409,750
	First Busey Corp.	22,191	683,039
	First Business Financial Services, Inc.	16,000	379,520
	First Commonwealth Financial Corp.	158,300	2,244,694
	First Community Bancshares, Inc.	44,000	1,326,160
	First Community Corp.	600	10,830
	First Connecticut Bancorp, Inc.+	16,100	364,665

8	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	First Financial Corp.	37,000	$ 1,953,600
	First Internet Bancorp	1,500	48,000
	First Interstate BancSystem, Inc., Class A+	80,200	3,412,510
	First Merchants Corp.	54,311	2,044,809
	First Midwest Bancorp, Inc.	129,000	3,254,670
	First of Long Island Corp. (The)	18,000	513,900
	First United Corp.*	5,000	79,750
	First US Bancshares, Inc.	4,000	44,600
	Flushing Financial Corp.	44,297	1,301,889
	Great Southern Bancorp, Inc.	26,900	1,470,085
	Great Western Bancorp, Inc.	20,000	871,800
	Green Bancorp, Inc.*	52,000	790,400
	Heartland Financial USA, Inc.	41,600	1,996,800
	Heritage Financial Corp.	69,860	1,798,895
	Heritage Oaks Bancorp	139,800	1,723,734
	HomeTrust Bancshares, Inc.*	2,961	76,690
	Horizon Bancorp	4,725	132,300
	Independent Bank Corp.	28,625	621,162
	Independent Bank Group, Inc.	16,900	1,054,560
	International Bancshares Corp.	65,687	2,680,030
	Lakeland Bancorp, Inc.	102,050	1,989,975
	Landmark Bancorp, Inc.+	1,102	30,889
	LegacyTexas Financial Group, Inc.	10,000	430,600
	Mackinac Financial Corp.+	15,800	212,826
	MainSource Financial Group, Inc.	67,610	2,325,784
	MBT Financial Corp.	60,322	684,655
	Mercantile Bank Corp.	44,100	1,662,570
	Middleburg Financial Corp.	21,400	743,650
	MidSouth Bancorp, Inc.+	17,000	231,200
	MidWestOne Financial Group, Inc.	24,860	934,736
	MutualFirst Financial, Inc.+	18,900	625,590
	National Bankshares, Inc.+	2,500	108,625
	National Commerce Corp.*	5,400	200,610
	NBT Bancorp, Inc.	10,000	418,800
	Nicolet Bankshares, Inc.*	1,355	64,620
	Northrim BanCorp, Inc.	30,445	962,062
	OFG Bancorp	99,200	1,299,520
	Old Line Bancshares, Inc.	50	1,199
	Old Second Bancorp, Inc.	54,750	604,988

Industry	Company	Shares	Value

Commercial Banks (continued)
	Opus Bank	1,500	$45,075
	Orrstown Financial Services, Inc.+	35,500	795,200
	Pacific Continental Corp.	55,500	1,212,675
	Park Sterling Corp.	248,817	2,684,735
	Parke Bancorp, Inc.	330	6,650
	Peapack Gladstone Financial Corp.	6,894	212,887
	Peoples Bancorp of North Carolina, Inc.+	4,800	120,336
	Peoples Bancorp, Inc.	29,200	947,832
	Preferred Bank	35,700	1,871,394
	Premier Financial Bancorp, Inc.+	27,720	557,172
	QCR Holdings, Inc.	2,000	86,600
	Renasant Corp.	97,046	4,097,282
	Republic Bancorp, Inc., Class A	26,550	1,049,787
	Republic First Bancorp, Inc.*+	37,000	308,950
	S&T Bancorp, Inc.	40,045	1,563,357
	Salisbury Bancorp, Inc.	1,183	44,362
	Sandy Spring Bancorp, Inc.	24,000	959,760
	SB Financial Group, Inc.	28,400	455,820
	Shore Bancshares, Inc.+	67,012	1,021,933
	Sierra Bancorp	77,800	2,068,702
	Southern National Bancorp of Virginia, Inc.+	30,000	490,200
	Southside Bancshares, Inc.	22,575	850,400
	State Bank Financial Corp.	66,784	1,793,818
	Stonegate Bank	44,100	1,840,293
	Sussex Bancorp+	15,000	313,500
	TowneBank+	1,642	54,596
	TriCo Bancshares	600	20,508
	TriState Capital Holdings, Inc.*	61,900	1,367,990
	Triumph Bancorp, Inc.*	20,000	523,000
	Two River Bancorp	28,100	419,252
	Union Bankshares Corp.	60,966	2,178,925
	Univest Corp. of Pennsylvania	92,764	2,866,408
	Veritex Holdings, Inc.*	30,400	811,984
	WesBanco, Inc.	70,273	3,025,955
	Westbury Bancorp, Inc.*	1,000	20,700
	Western New England Bancorp, Inc.	83,393	779,725
	Xenith Bankshares, Inc.*	41,175	1,161,135

			118,073,936

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies - 2.85%
	ACCO Brands Corp.*	364,300	$ 4,754,115
	Acme United Corp.	735	18,801
	Appliance Recycling Centers of America, Inc.*	2,900	3,248
	Ascent Capital Group, Inc., Class A*	15,000	243,900
	Command Security Corp.*+	26,800	73,700
	Ecology & Environment, Inc., Class A+	3,500	36,925
	Ennis, Inc.+	136,892	2,375,076
	Heritage-Crystal Clean, Inc.*	39,854	625,708
	Huron Consulting Group, Inc.*	4,000	202,600
	James River Group Holdings, Ltd.	70,600	2,933,430
	Kelly Services, Inc., Class A	35,500	813,660
	Kimball International, Inc., Class B	8,174	143,535
	McGrath RentCorp	83,300	3,264,527
	PRGX Global, Inc.*	115,739	682,860
	Quad/Graphics, Inc.	59,300	1,593,984
	RCM Technologies, Inc.	55,200	351,072
	RR Donnelley & Sons Co.+	38,500	628,320
	TRC Cos., Inc.*	10,600	112,360
	Versar, Inc.*	8,600	11,868
	Viad Corp.	17,400	767,340
	Willdan Group, Inc.*	3,900	88,101

			19,725,130

Communications Equipment - 0.95%
	Bel Fuse, Inc., Class B	18,500	571,650
	Black Box Corp.	35,900	547,475
	Comtech Telecommunications Corp.	10,000	118,500
	DASAN Zhone Solutions, Inc.*	38,100	37,483
	Digi International, Inc.*	45,325	623,219
	Finisar Corp.*	80,700	2,442,789
	Harmonic, Inc.*	700	3,500
	Infosonics Corp.*	15,000	5,848
	NETGEAR, Inc.*	36,030	1,958,230
	PC-Tel, Inc.	56,700	305,046

			6,613,740

Computers & Peripherals - 0.04%
	Concurrent Computer Corp.	53,600	286,760

Construction & Engineering - 2.25%
	Aegion Corp.*	99,341	2,354,382
	Goldfield Corp. (The)*	121,000	617,100
	Great Lakes Dredge & Dock Corp.*	187,550	787,710

Industry	Company	Shares	Value

Common Stocks (continued)
Construction & Engineering (continued)
	IES Holdings, Inc.*	2,717	$52,031
	KB Home+	175,900	2,780,979
	MasTec, Inc.*	103,700	3,966,525
	MYR Group, Inc.*	12,100	455,928
	Northwest Pipe Co.*	1,000	17,220
	Orion Group Holdings, Inc.*	27,592	274,540
	Sterling Construction Co., Inc.*	96,400	815,544
	TimkenSteel Corp.*+	30,000	464,400
	Tutor Perini Corp.*	107,300	3,004,400

			15,590,759

Consumer Finance - 0.82%
	Consumer Portfolio
	Services, Inc.*	97,000	496,640
	Encore Capital Group, Inc.*	10,000	286,500
	EZCORP, Inc., Class A*	33,900	361,035
	Green Dot Corp., Class A*	84,600	1,992,330
	Nelnet, Inc., Class A	7,800	395,850
	Nicholas Financial, Inc.*	43,400	516,026
	Regional Management Corp.*	43,100	1,132,668
	World Acceptance Corp.*+	7,700	494,956

			5,676,005

Distributors - 0.20%
	AMCON Distributing Co.+	1,350	155,655
	Essendant, Inc.	27,300	570,570
	VOXX International Corp.*+	67,100	315,370
	Weyco Group, Inc.	10,200	319,260

			1,360,855

Diversified Consumer Services - 0.68%
	American Public Education, Inc.*	10,000	245,500
	DeVry Education Group, Inc.+	22,900	714,480
	K12, Inc.*	66,100	1,134,276
	Lincoln Educational Services Corp.*	91,900	176,448
	Regis Corp.*	168,150	2,441,538

			4,712,242

Diversified Financial Services - 0.50%
	Enova International, Inc.*	15,000	188,250
	FNFV Group*+	10,000	137,000
	GAIN Capital Holdings, Inc.+	139,805	919,917
	Marlin Business Services Corp.	10,580	221,122
	NewStar Financial, Inc.*	15,000	138,750

10	Semi-Annual Report December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
	PHH Corp.*	80,050	$ 1,213,558
	Summit Financial Group, Inc.+	22,015	606,073
	Tiptree Financial, Inc., Class A+	10,000	61,500

			3,486,170

Diversified Telecommunication Services - 0.93%
	Alaska Communications Systems Group, Inc.*	347,100	569,244
	Hawaiian Telcom Holdco, Inc.*	44,500	1,102,710
	Iridium Communications, Inc.*+	391,325	3,756,720
	Lumos Networks Corp.*	5,000	78,100
	Windstream Holdings, Inc.+	125,000	916,250

			6,423,024

Electrical Equipment - 0.80%
	Broadwind Energy, Inc.*	25,000	101,125
	Encore Wire Corp.	16,500	715,275
	General Cable Corp.	65,000	1,238,250
	Highpower International, Inc.*	25,923	60,919
	II-VI, Inc.*	79,250	2,349,762
	Powell Industries, Inc.	25,000	975,000
	Preformed Line Products Co.	1,000	58,120
	Ultralife Corp.*	7,350	36,382

			5,534,833

Electronic Equipment, Instruments & Components - 3.86%
	Benchmark Electronics, Inc.*	134,000	4,087,000
	Electro Scientific Industries, Inc.*+	15,000	88,800
	Fabrinet*	30,050	1,211,015
	Insight Enterprises, Inc.*	64,800	2,620,512
	Iteris, Inc.*+	87,000	316,680
	Kemet Corp.*	57,500	381,225
	Key Tronic Corp.*	40,600	317,492
	Kimball Electronics, Inc.*	50,400	917,280
	PAR Technology Corp.*	90,200	503,316
	PCM, Inc.*	8,769	197,302
	Sanmina Corp.*	137,600	5,043,040
	ScanSource, Inc.*	16,500	665,775
	SigmaTron International, Inc.*	2,500	11,825
	SMTC Corp.*	7,500	11,475
	TTM Technologies, Inc.*+	520,153	7,089,685
	Vishay Precision Group, Inc.*	166,448	3,145,867

Industry	Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
	Wayside Technology Group, Inc.	7,900	$ 147,730

			26,756,019

Energy Equipment & Services - 1.62%
	ENGlobal Corp.*	60,422	144,409
	Era Group, Inc.*	45,300	768,741
	Gulf Island Fabrication, Inc.	15,003	178,536
	Helix Energy Solutions Group, Inc.*	10,000	88,200
	Natural Gas Services Group, Inc.*	68,800	2,211,920
	Newpark Resources, Inc.*+	101,500	761,250
	Parker Drilling Co.*	664,950	1,728,870
	PHI, Inc.*	12,300	221,646
	Pioneer Energy Services Corp.*	198,300	1,358,355
	SEACOR Holdings, Inc.*	45,900	3,271,752
	Unit Corp.*	17,300	464,851

			11,198,530

Food & Staples Retailing - 1.92%
	Andersons, Inc. (The)	88,100	3,938,070
	Ingles Markets, Inc., Class A	49,800	2,395,380
	SpartanNash Co.	145,946	5,770,705
	Village Super Market, Inc., Class A	1,709	52,808
	Weis Markets, Inc.	17,500	1,169,700

			13,326,663

Food Products - 0.75%
	Alico, Inc.	5,800	157,470
	Dean Foods Co.	10,000	217,800
	Omega Protein Corp.*	123,750	3,099,938
	S&W Seed Co.*+	20,000	92,000
	Seneca Foods Corp., Class A*+	40,100	1,606,005

			5,173,213

Health Care Equipment & Supplies - 0.21%
	AngioDynamics, Inc.*	14,400	242,928
	Exactech, Inc.*	17,500	477,750
	Halyard Health, Inc.*	17,800	658,244
	Kewaunee Scientific Corp.	3,000	73,350

			1,452,272

Health Care Providers & Services - 1.67%
	Almost Family, Inc.*	600	26,460
	Amedisys, Inc.*	16,100	686,343
	Five Star Quality Care, Inc.*	214,650	579,555

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
	Healthways, Inc.*	10,000	$ 227,500
	InfuSystems Holdings, Inc.*	71,100	181,305
	Kindred Healthcare, Inc.	116,350	913,348
	LHC Group, Inc.*	1,000	45,700
	Magellan Health, Inc.*	26,225	1,973,431
	National Healthcare Corp.	13,000	985,270
	Nobilis Health Corp.*	20,000	42,000
	PharMerica Corp.*	36,750	924,262
	Select Medical Holdings Corp.*+	185,000	2,451,250
	Triple-S Management Corp., Class B*	122,300	2,531,610

			11,568,034

Hotels, Restaurants & Leisure - 2.42%
	Caesars Entertainment Corp.*+	126,600	1,076,100
	Century Casinos, Inc.*	59,600	490,508
	Del Frisco’s Restaurant Group, Inc.*	39,700	674,900
	Del Taco Restaurants, Inc.*	10,000	141,200
	Eldorado Resorts, Inc.*+	15,000	254,250
	Flanigan’s Enterprises, Inc.	2,500	60,875
	International Speedway Corp., Class A	76,456	2,813,581
	Intrawest Resorts Holdings, Inc.*	79,300	1,415,505
	Luby’s, Inc.*	181,900	778,532
	Marcus Corp. (The)	130,150	4,099,725
	Monarch Casino & Resort, Inc.*	29,400	757,932
	Nevada Gold & Casinos, Inc.*	10,300	19,055
	Peak Resorts, Inc.	104,000	577,200
	Red Lion Hotels Corp.*	43,905	366,607
	Ruby Tuesday, Inc.*	200,300	646,969
	Speedway Motorsports, Inc.	120,800	2,617,736

			16,790,675

Household Durables - 1.20%
	Bassett Furniture Industries, Inc.	80,500	2,447,200
	CSS Industries, Inc.	53,100	1,437,417
	Flexsteel Industries, Inc.	11,500	709,205
	Hooker Furniture Corp.	15,000	569,250
	Lifetime Brands, Inc.	60,900	1,080,975
	NACCO Industries, Inc., Class A	9,250	837,588
	P&F Industries, Inc., Class A+	696	5,756
	UCP, Inc., Class A*	18,200	219,310

Industry	Company	Shares	Value

Household Durables (continued)
	ZAGG, Inc.*	145,700	$ 1,034,470

			8,341,171

Household Products - 1.11%
	Central Garden & Pet Co., Class A*	245,003	7,570,593
	Oil-Dri Corp. of America	3,000	114,630

			7,685,223

Insurance - 9.44%
	1347 Property Insurance Holdings, Inc.*+	24,300	189,540
	Ambac Financial Group, Inc.*	69,000	1,552,500
	American Equity Investment Life Holding Co.	850	19,159
	AMERISAFE, Inc.	26,800	1,670,980
	Argo Group International Holdings Ltd.	39,160	2,580,644
	Baldwin & Lyons, Inc., Class B	75,300	1,897,560
	Blue Capital Reinsurance
	Holdings, Ltd.+	12,173	224,592
	Citizens, Inc.*	13,040	128,053
	Crawford & Co., Class A+	11,600	109,852
	Donegal Group, Inc., Class A	38,200	667,736
	eHealth, Inc.*	15,000	159,750
	EMC Insurance Group, Inc.	46,550	1,396,966
	Employers Holdings, Inc.	91,300	3,615,480
	FBL Financial Group, Inc., Class A+	50,806	3,970,489
	Federated National Holding Co.	37,288	696,913
	Fidelity & Guaranty Life+	40,800	966,960
	First Acceptance Corp.*	140,000	145,600
	Hallmark Financial Services, Inc.*	57,800	672,214
	HCI Group, Inc.+	40,400	1,594,992
	Heritage Insurance Holdings, Inc.+	35,000	548,450
	Horace Mann Educators Corp.	93,600	4,006,080
	Independence Holding Co.	15,050	294,228
	Infinity Property & Casualty Corp.	20,900	1,837,110
	Investors Title Co.	1,000	158,180
	Kansas City Life Insurance Co.	7,000	332,500
	Kingstone Cos., Inc.	4,300	59,125
	Maiden Holdings, Ltd.	219,500	3,830,275

12	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
	MBIA, Inc.*	100,000	$1,070,000
	National Security Group, Inc. (The)	200	3,500
	National Western Life
	Group, Inc., Class A+	5,614	1,744,831
	Navigators Group, Inc. (The)	37,350	4,397,962
	NMI Holdings, Inc., Class A*	250,000	2,662,500
	OneBeacon Insurance Group Ltd., Class A	163,900	2,630,595
	Safety Insurance Group, Inc.	24,000	1,768,800
	Selective Insurance Group, Inc.	90,950	3,915,398
	State Auto Financial Corp.	55,550	1,489,296
	State National Cos, Inc.	25,000	346,500
	Stewart Information Services Corp.	87,150	4,015,872
	Third Point Reinsurance Ltd.*+	70,000	808,500
	United Fire Group, Inc.	78,800	3,874,596
	United Insurance Holdings Corp.	60,000	908,400
	Universal Insurance Holdings, Inc.+	86,316	2,451,374

			65,414,052

Internet & Catalog Retail - 0.11%
	CafePress, Inc.*	43,400	127,596
	FTD Cos., Inc.*+	25,380	605,059

			732,655

Internet Software & Services - 0.37%
	Autobytel, Inc.*	500	6,725
	Blucora, Inc.*	67,197	991,156
	Liquidity Services, Inc.*	43,550	424,612
	Marchex, Inc., Class B*	70,000	185,500
	MeetMe, Inc.*+	35,100	173,043
	RetailMeNot, Inc.*+	15,000	139,500
	Sohu.com, Inc.*	10,000	338,900
	Synacor, Inc.*	64,000	198,400
	YuMe, Inc.*+	35,700	127,806

			2,585,642

IT Services - 1.80%
	CIBER, Inc.*	350	221
	Computer Task Group, Inc.	4,400	18,524
	Edgewater Technology, Inc.*	51,100	383,250
	Engility Holdings, Inc.*	56,700	1,910,790
	Everi Holdings, Inc.*	60,000	130,200
	ManTech International Corp., Class A	108,800	4,596,800
	ModusLink Global Solutions, Inc.*	152,200	222,212

Industry	Company	Shares	Value

IT Services (continued)
	NCI, Inc., Class A	62,804	$ 876,116
	NeuStar, Inc., Class A*+	64,881	2,167,025
	Sykes Enterprises, Inc.*	75,134	2,168,367

			12,473,505

Leisure Equipment & Products - 0.22%
	JAKKS Pacific, Inc.*+	40,600	209,090
	Johnson Outdoors, Inc., Class A	32,779	1,300,999

			1,510,089

Machinery - 2.04%
	American Railcar Industries, Inc.+	26,900	1,218,301
	Ampco-Pittsburgh Corp.	24,047	402,787
	Babcock & Wilcox Enterprises, Inc.*	35,000	580,650
	Briggs & Stratton Corp.	114,300	2,544,318
	Chart Industries, Inc.*	52,800	1,901,856
	Chicago Rivet & Machine Co.+	1,000	41,600
	Cleantech Solutions International, Inc.*	1,000	660
	Columbus McKinnon Corp.	5,400	146,016
	Eastern Co. (The)	18,401	384,581
	FreightCar America, Inc.	22,381	334,148
	Hardinge, Inc.	86,400	957,312
	Hurco Companies, Inc.	17,857	591,067
	Kennametal, Inc.	13,000	406,380
	L.B. Foster Co., Class A	8,900	121,040
	L.S. Starrett Co. (The), Class A	27,500	255,750
	NN, Inc.	45,500	866,775
	SPX FLOW, Inc.*	20,000	641,200
	Supreme Industries, Inc., Class A	35,805	562,138
	TriMas Corp.*	20,000	470,000
	Wabash National Corp.+	110,100	1,741,782
	WSI Industries, Inc.+	1,300	3,965

			14,172,326

Marine - 1.12%
	Dorian LPG, Ltd.*+	144,000	1,182,240
	Frontline, Ltd.+	35,300	250,983
	International Seaways, Inc.*	439	6,158
	Navios Maritime Acquisition Corp.	318,800	541,960
	Nordic American Tankers Ltd.+	131,300	1,102,920
	Overseas Shipholding Group, Inc., Class A	1,316	5,040
	Scorpio Tankers, Inc.+	230,000	1,041,900

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Marine (continued)
	Ship Finance International, Ltd.+	185,000	$2,747,250
	Teekay Tankers, Ltd., Class A	404,800	914,848

			7,793,299

Media - 2.09%
	A.H. Belo Corp., Class A	2,983	18,942
	Entercom Communications Corp., Class A	220,225	3,369,442
	Eros International PLC*+	72,050	940,252
	Gannett Co., Inc.	160,000	1,553,600
	Global Sources, Ltd.*+	4,200	37,170
	Harte-Hanks, Inc.+	83,400	125,934
	Insignia Systems, Inc.	4,900	11,711
	McClatchy Co. (The), Class A*+	15,432	203,394
	New Media Investment Group, Inc.	93,300	1,491,867
	Radio One, Inc., Class D*+	800	2,320
	Reading International, Inc., Class A*	31,209	518,069
	Saga Communications, Inc., Class A	6,765	340,280
	Salem Media Group, Inc.+	83,452	521,575
	Scholastic Corp.	72,800	3,457,272
	Time, Inc.	26,350	470,348
	Townsquare Media, Inc., Class A*	140,056	1,457,983

			14,520,159

Metals & Mining - 1.94%
	Carpenter Technology Corp.	51,600	1,866,372
	Coeur Mining, Inc.*+	91,800	834,462
	Ferroglobe PLC	20,000	216,600
	Handy & Harman, Ltd.*	8,150	208,232
	Haynes International, Inc.	25,200	1,083,348
	Hecla Mining Co.+	557,000	2,918,680
	Kaiser Aluminum Corp.	21,980	1,707,626
	Materion Corp.	48,600	1,924,560
	Olympic Steel, Inc.	20,000	484,600
	Schnitzer Steel Industries, Inc., Class A	59,700	1,534,290
	Stillwater Mining Co.*+	20,000	322,200
	Synalloy Corp.*+	14,000	153,300
	Universal Stainless & Alloy Products, Inc.*	16,250	219,538

			13,473,808

Multiline Retail - 0.36%
	Fred’s, Inc., Class A+	133,600	2,479,616

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels - 7.63%
	Adams Resources & Energy, Inc.+	23,100	$ 915,915
	Alon USA Energy, Inc.	198,250	2,256,085
	Approach Resources, Inc.*+	79,326	265,742
	Archrock, Inc.	20,000	264,000
	Ardmore Shipping Corp.+	99,700	737,780
	Bill Barrett Corp.*+	51,000	356,490
	California Resources Corp.*+	40,000	851,600
	Callon Petroleum Co.*	311,300	4,784,681
	Clayton Williams Energy, Inc.*+	54,500	6,499,670
	Cloud Peak Energy, Inc.*+	800	4,488
	Delek US Holdings, Inc.+	90,000	2,166,300
	Denbury Resources, Inc.*+	107,500	395,600
	DHT Holdings, Inc.+	301,722	1,249,129
	Earthstone Energy, Inc.*+	3,202	43,995
	EP Energy Corp., Class A*+	50,000	327,500
	Forum Energy Technologies, Inc.*	148,310	3,262,820
	GasLog Ltd.+	25,000	402,500
	Gastar Exploration, Inc.*	2,540	3,937
	Gran Tierra Energy, Inc.*+	148,100	447,262
	Green Plains, Inc.	90,200	2,512,070
	Hallador Energy Co.	70,000	636,300
	Independence Contract Drilling, Inc.*	115,519	773,977
	ION Geophysical Corp.*+	3,333	19,998
	Matador Resources Co.*+	95,000	2,447,200
	McDermott International, Inc.*+	538,400	3,978,776
	Mitcham Industries, Inc.*+	15,100	62,665
	MRC Global, Inc.*	195,500	3,960,830
	New Concept Energy, Inc.*	4,800	10,368
	Northern Oil and Gas, Inc.*+	1,000	2,750
	Oasis Petroleum, Inc.*	237,000	3,588,180
	Oil States International, Inc.*	18,000	702,000
	Pacific Ethanol, Inc.*+	1,000	9,500
	Renewable Energy Group, Inc.*+	163,885	1,589,684
	REX American Resources Corp.*+	33,920	3,349,600
	Ring Energy, Inc.*+	50,000	649,500
	SM Energy Co.	12,000	413,760
	SunCoke Energy, Inc.*	40,000	453,600
	Synergy Resources Corp.*+	110,000	980,100
	TETRA Technologies, Inc.*	303,600	1,524,072
	W&T Offshore, Inc.*+	800	2,216

			52,902,640

14	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Paper & Forest Products - 0.93%
Clearwater Paper Corp.*	30,500	$ 1,999,275
Mercer International, Inc.	276,250	2,942,062
PH Glatfelter Co.	63,800	1,524,182

		6,465,519

Personal Products - 0.18%
Mannatech, Inc.+	8,400	170,520
Natural Alternatives International, Inc.*	6,400	72,320
Nutraceutical International Corp.	28,700	1,003,065

		1,245,905

Pharmaceuticals - 0.12%
Cumberland
Pharmaceuticals, Inc.*	23,000	126,500
Enanta Pharmaceuticals, Inc.*	20,000	670,000

		796,500

Professional Services - 2.85%
CBIZ, Inc.*	142,600	1,953,620
CRA International, Inc.	53,500	1,958,100
FTI Consulting, Inc.*	56,700	2,556,036
Heidrick & Struggles International, Inc.	55,000	1,328,250
ICF International, Inc.*	36,229	1,999,841
Mistras Group, Inc.*	15,000	385,200
Navigant Consulting, Inc.*	239,600	6,272,728
RPX Corp.*	212,600	2,296,080
SPAR Group, Inc.*	1,500	1,500
TrueBlue, Inc.*	2,750	67,788
VSE Corp.	23,600	916,624

		19,735,767

Real Estate Management & Development - 0.26%
AV Homes, Inc.*+	7,500	118,500
Forestar Group, Inc.*	80,000	1,064,000
RE/MAX Holdings, Inc., Class A	6,168	345,408
St. Joe Co. (The)*	15,000	285,000

		1,812,908

Road & Rail - 1.41%
ArcBest Corp.	94,500	2,612,925
Celadon Group, Inc.+	8,400	60,060
Covenant Transportation Group, Inc., Class A*	93,900	1,816,026
Greenbrier Companies., Inc. (The)+	18,000	747,900
Marten Transport, Ltd.	152,982	3,564,481

Industry	Company	Shares	Value

Road & Rail (continued)
	PAM Transportation Services, Inc.*	19,205	$ 498,946
	USA Truck, Inc.*+	51,436	448,008

			9,748,346

Semiconductors & Semiconductor Equipment - 2.46%
	Alpha & Omega Semiconductor, Ltd.*	214,244	4,556,970
	Amkor Technology, Inc.*	202,291	2,134,170
	AXT, Inc.*	100,000	480,000
	Brooks Automation, Inc.	400	6,828
	Cohu, Inc.	5,000	69,500
	Diodes, Inc.*	105,399	2,705,592
	FormFactor, Inc.*	15,000	168,000
	GigPeak, Inc.*	60,000	151,200
	inTEST Corp.*+	55,000	253,000
	IXYS Corp.	57,500	684,250
	Kulicke & Soffa Industries, Inc.*	123,632	1,971,930
	NeoPhotonics Corp.*+	50,000	540,500
	Photronics, Inc.*	205,050	2,317,065
	Ultra Clean Holdings, Inc.*	85,700	831,290
	Xcerra Corp.*	25,000	191,000

			17,061,295

Software - 0.81%
	Ebix, Inc.+	40,000	2,282,000
	GSE Systems, Inc.*	22,500	78,750
	Mind CTI Ltd.	200	488
	Net 1 UEPS Technologies, Inc.*	252,900	2,903,292
	NetSol Technologies, Inc.*	31,000	161,200
	Network-1 Technologies, Inc.*	50,000	170,000

			5,595,730

Specialty Retail - 4.13%
	Barnes & Noble Education, Inc.*	64,824	743,531
	Barnes & Noble, Inc.	112,000	1,248,800
	Big 5 Sporting Goods Corp.+	132,345	2,296,186
	Caleres, Inc.	53,000	1,739,460
	Children’s Place, Inc. (The)	20,200	2,039,190
	Citi Trends, Inc.	53,900	1,015,476
	Destination Maternity Corp.+	9,800	50,666
	Express, Inc.*	60,000	645,600
	Finish Line, Inc. (The), Class A+	53,600	1,008,216
	FirstCash, Inc.	67,788	3,186,036
	Genesco, Inc.*	42,500	2,639,250

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
	Group 1 Automotive, Inc.	14,000	$ 1,091,160
	Guess?, Inc.	99,100	1,199,110
	Haverty Furniture Cos., Inc.	12,700	300,990
	hhgregg, Inc.*+	48,100	68,783
	Kirkland’s, Inc.*	10,000	155,100
	New York & Co., Inc.*	126,700	287,609
	Pier 1 Imports, Inc.	50,000	427,000
	Rent-A-Center, Inc.+	2,000	22,500
	Sears Hometown & Outlet Stores, Inc.*+	10,000	47,000
	Shoe Carnival, Inc.	63,600	1,715,928
	Sonic Automotive, Inc., Class A	63,500	1,454,150
	Stage Stores, Inc.+	54,255	237,094
	Stein Mart, Inc.+	53,000	290,440
	Systemax, Inc.	8,500	74,545
	Tandy Leather Factory, Inc.*+	8,000	64,800
	Tilly’s, Inc., Class A*	88,300	1,164,677
	Trans World Entertainment Corp.*	70,000	227,500
	TravelCenters of America LLC*	219,400	1,557,740
	Vitamin Shoppe, Inc.*	35,000	831,250
	West Marine, Inc.*	42,400	443,928
	Zumiez, Inc.*+	15,500	338,675

			28,612,390

Textiles, Apparel & Luxury Goods - 0.88%
	Abercrombie & Fitch Co., Class A+	124,000	1,488,000
	Delta Apparel, Inc.*	25,500	528,615
	Movado Group, Inc.	15,000	431,250
	Perry Ellis International, Inc.*	138,100	3,440,071
	Rocky Brands, Inc.	9,900	114,345
	Unifi, Inc.*	3,900	127,257

			6,129,538

Thrifts & Mortgage Finance - 3.53%
	Astoria Financial Corp.	87,100	1,624,415
	Bank Mutual Corp.	79,700	753,165
	Berkshire Hills Bancorp, Inc.	60,565	2,231,820
	Brookline Bancorp, Inc.	45,000	738,000
	Charter Financial Corp.	17,500	291,725
	Citizens Community Bancorp, Inc.	15,000	186,450
	Entegra Financial Corp.*	13,200	271,920
	ESSA Bancorp, Inc.+	33,100	520,332
	Federal Agricultural Mortgage Corp., Class C	21,500	1,231,305

Industry	Company	Shares	Value

Thrifts & Mortgage Finance (continued)
	First Defiance Financial Corp.	29,000	$ 1,471,460
	First Financial Northwest, Inc.	35,182	694,493
	Hingham Institution for Savings	30	5,903
	HMN Financial, Inc.*	23,800	416,500
	Home Bancorp, Inc.	31,994	1,235,288
	HomeStreet, Inc.*	57,000	1,801,200
	HopFed Bancorp, Inc.+	18,100	243,626
	Lake Sunapee Bank Group	2,000	47,180
	Meta Financial Group, Inc.	16,477	1,695,483
	Ocwen Financial Corp.*+	131,000	706,090
	Pathfinder Bancorp, Inc.	3,000	40,350
	Provident Financial Holdings, Inc.	51,000	1,031,220
	Provident Financial Services, Inc.	69,700	1,972,510
	Riverview Bancorp, Inc.	87,000	609,000
	Security National Financial Corp., Class A*	82,191	534,242
	SI Financial Group, Inc.	55,700	857,780
	Territorial Bancorp, Inc.	21,200	696,208
	Timberland Bancorp, Inc.	39,000	805,740
	TrustCo Bank Corp.	55,000	481,250
	United Community Bancorp	11,800	197,060
	United Community Financial Corp.	324	2,897
	Walker & Dunlop, Inc.*	28,975	904,020
	Waterstone Financial, Inc.	8,000	147,200

			24,445,832

Trading Companies & Distributors - 1.87%
	AeroCentury Corp.*	4,300	40,635
	Aircastle, Ltd.	24,600	512,910
	CAI International, Inc.*	27,100	234,957
	General Finance Corp.*+	30,700	170,385
	Houston Wire & Cable Co.	46,100	299,650
	Kaman Corp.	6,600	322,938
	Rush Enterprises, Inc., Class A*	177,700	5,668,630
	Rush Enterprises, Inc., Class B*	46,500	1,435,455
	Titan Machinery, Inc.*+	43,900	639,623
	Veritiv Corp.*	45,200	2,429,500
	Willis Lease Finance Corp.*	48,400	1,238,072

			12,992,755

16	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Industry Company		Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services - 0.36%
Spok Holdings, Inc.		118,864	$ 2,466,428

TOTAL COMMON STOCKS - 99.94%			692,811,856

(Cost $473,109,124)

RIGHTS - 0.00%
Leap Wireless CVR*Δ		32,900	—

TOTAL RIGHTS - 0.00%			—
(Cost $80,276)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*		3,317	217

TOTAL WARRANTS - 0.00%			217

(Cost $105,563)

Rate^		Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Institutional Government Portfolio Institutional Class	0.43%	369	369

TOTAL MONEY MARKET FUND - 0.00%			369

(Cost $369)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.41%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	16,705,785	16,705,785

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.41%			16,705,785

(Cost $16,705,785)

TOTAL INVESTMENTS - 102.35%			$709,518,227
(Cost $490,001,117)
Liabilities in Excess of Other Assets - (2.35%)			(16,302,205)

NET ASSETS - 100.00%			$693,216,022

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $16,035,539 as of December 31, 2016.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$692,811,856	$—	$—	$692,811,856

Rights	—	—	0	0

Warrants	217	—	—	217

Money Market Fund	—	369	—	369

Investments Purchased with Cash Proceeds from Securities Lending	—	16,705,785	—	16,705,785

TOTAL	$692,812,073	$16,706,154	$0	$709,518,227

See Notes to Financial Statements.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2016

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2016, our Fund returned 17.35%, outperforming our primary market benchmark, the Russell 2000 Value Index (+14.07%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2016, our Fund returned 29.13%, outperforming Russell 2000 Value Index (+24.19%).

For the calendar year, our Fund returned 34.60%, outperforming the Russell 2000 Value Index (+31.74%).

The table below presents our December quarter, six-month, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2016

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	17.35%	29.13%	34.60%	16.35%	12.41%
Russell 2000 Value Index	14.07%	24.19%	31.74%	15.07%	11.35%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of December 31, 2016, Omni Tax-Managed Small-Cap Value Fund ranked 12th of 314 small-cap value funds for the 12 months ended December 31, 2016, 24th of 238 over the past five years and 30th of 219 such funds since inception in December 2010. Lipper, a Thomson Reuters company, is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

18	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 12/31/16

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2016, we held 641 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s focus on smaller stocks within the small-cap universe helped relative results during a quarter that saw strong performance from smaller market cap stocks. Our design tilt towards deeper value stocks also boosted relative results, as did our multi-factor definition of value, which categorizes value stocks using several different metrics, because several measures of value performed well during the quarter. However, exposure to higher momentum stocks detracted slightly from relative performance, as momentum was out of favor during the quarter.

By design, the Fund does not hold Utilities sector stocks and Real Estate Investment Trusts (REITs). This positioning boosted relative returns, as these assets underperformed during the quarter. Holdings in the Industrials sector also contributed positively to relative performance. An overweight position in the Consumer Discretionary sector and holdings in the Materials sector detracted from relative results.

Detailed Explanation of Calendar Year Performance

The Fund’s focus on smaller stocks within the small-cap universe helped relative results during a year that saw strong performance from smaller market cap stocks. Deeper value as measured by price-to-book also was a leading contributor to relative performance, as was our multi-factor value strategy. Exposure to higher momentum stocks detracted from relative performance, as momentum was out of favor during the year.

Our Fund’s lack of exposure to Utilities stocks and Real Estate Investment Trusts (REITs) boosted relative returns, as these assets performed poorly during the quarter. An overweight position in the Materials sector also contributed positively to relative performance. However, an overweight position in the Consumer Discretionary sector and holdings in the Materials and Energy sectors detracted from relative results.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2016

Rank	Description	Industry	% of Net Assets
1	Clayton Williams Energy, Inc.	Oil, Gas & Consumable Fuels	1.1%
2	Central Garden & Pet Co.	Household Products	1.1%
3	McDermott International, Inc.	Oil, Gas & Consumable Fuels	1.0%
4	Cooper-Standard Holdings, Inc.	Auto Components	0.9%
5	Navigant Consulting, Inc.	Professional Services	0.9%
6	NETGEAR, Inc.	Communications Equipment	0.9%
7	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.9%
8	Stepan Co.	Chemicals	0.8%
9	SkyWest, Inc.	Airlines	0.8%
10	Kraton Corp.	Chemicals	0.8%
	Total		9.2%

Industry Sector Representation as of December 31, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.4%	10.0%	4.5%
Consumer Staples	4.0%	2.8%	1.2%
Energy	10.0%	5.9%	4.1%
Financials	32.9%	32.4%	0.4%
Health Care	2.2%	4.3%	-2.1%
Industrials	18.3%	12.6%	5.7%
Information Technology	10.0%	10.4%	-0.4%
Materials	6.5%	4.6%	1.9%
Real Estate	0.5%	10.1%	-9.7%
Telecommunication Services	1.2%	0.7%	0.5%
Utilities	0.0%	6.0%	-6.0%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.00%
Aerospace & Defense - 1.08%
	AAR Corp.	89,560	$2,959,958
	Arotech Corp.*	52,800	184,800
	Cubic Corp.	10,000	479,500
	DigitalGlobe, Inc.*	29,800	853,770
	Ducommun, Inc.*	34,750	888,210
	Kratos Defense & Security Solutions, Inc.*	10,000	74,000
	LMI Aerospace, Inc.*	35,000	301,700
	National Presto Industries, Inc.+	9,435	1,003,884
	Vectrus, Inc.*	5,000	119,250

			6,865,072

Air Freight & Logistics - 1.39%
	Air T, Inc.*	6,700	153,430
	Air Transport Services Group, Inc.*	291,526	4,652,755
	Atlas Air Worldwide Holdings, Inc.*	41,900	2,185,085
	Wesco Aircraft Holdings, Inc.*	124,200	1,856,790

			8,848,060

Airlines - 1.34%
	Hawaiian Holdings, Inc.*	56,200	3,203,400
	SkyWest, Inc.	145,600	5,307,120

			8,510,520

Auto Components - 2.17%
	American Axle & Manufacturing Holdings, Inc.*	30,000	579,000
	China Automotive Systems, Inc.*+	28,500	152,760
	China XD Plastics Co., Ltd.*	17,400	69,600
	Cooper-Standard Holding, Inc.*	55,510	5,738,624
	Metaldyne Performance Group, Inc.	43,900	1,007,505
	Modine Manufacturing Co.*	28,900	430,610
	Shiloh Industries, Inc.*	500	3,455
	SORL Auto Parts, Inc.*	74,129	225,352
	Spartan Motors, Inc.	88,600	819,550
	Strattec Security Corp.	3,600	145,080
	Superior Industries International, Inc.	118,700	3,127,745
	Titan International, Inc.	136,000	1,524,560
	Westport Fuel Systems, Inc.*+	995	1,124

			13,824,965

Industry	Company	Shares	Value

Biotechnology - 0.20%
	AMAG Pharmaceuticals, Inc.*+	17,000	$591,600
	Applied Genetic Technologies Corp.*	20,000	187,000
	Enzon Pharmaceuticals, Inc.	93,500	34,128
	PDL BioPharma, Inc.	25,000	53,000
	PharmAthene, Inc.*	125,467	407,768

			1,273,496

Building Products - 1.09%
	Alpha Pro Tech, Ltd.*	500	1,750
	Boise Cascade Co.*	15,000	337,500
	Gibraltar Industries, Inc.*	69,706	2,903,255
	Griffon Corp.	115,250	3,019,550
	Quanex Building Products Corp.	35,000	710,500

			6,972,555

Capital Markets - 1.19%
	Arlington Asset Investment Corp., Class A+	13,700	203,034
	Calamos Asset Management, Inc., Class A	69,700	595,935
	Cowen Group, Inc., Class A*+	62,850	974,175
	FBR & Co.	775	10,075
	Great Elm Capital Group, Inc.*+	833	3,124
	INTL FCStone, Inc.*	26,900	1,065,240
	Investment Technology Group, Inc.	76,000	1,500,240
	KCG Holdings, Inc., Class A*	149,900	1,986,175
	Oppenheimer Holdings, Inc., Class A	4,419	82,193
	Piper Jaffray Cos.*	16,100	1,167,250

			7,587,441

Chemicals - 2.85%
	American Vanguard Corp.	34,200	654,930
	China Green Agriculture, Inc.*	80,300	97,163
	Core Molding Technologies, Inc.*	11,900	203,609
	Flexible Solutions International, Inc.*	5,000	6,800
	FutureFuel Corp.	54,500	757,550
	Gulf Resources, Inc.*	85,750	167,212
	Kraton Corp.*	169,500	4,827,360

22	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals (continued)
	OMNOVA Solutions, Inc.*	62,300	$623,000
	Rayonier Advanced Materials, Inc.	20,000	309,200
	Schulman (A.), Inc.	92,000	3,077,400
	Stepan Co.	65,400	5,328,792
	Trecora Resources*	8,600	119,110
	Tredegar Corp.	28,900	693,600
	Tronox, Ltd., Class A	124,000	1,278,440

			18,144,166

Commercial Banks - 16.20%
	1st Constitution Bancorp	5,250	98,175
	1st Source Corp.	57,750	2,579,115
	Access National Corp.+	600	16,656
	ACNB Corp.	600	18,750
	American National Bankshares, Inc.	13,060	454,488
	American River Bankshares*	20,744	313,442
	AmeriServ Financial, Inc.	5,000	18,500
	Banco Latinoamericano de Comercio Exterior SA, Class E	25,000	736,000
	Bank of Commerce Holdings	75,550	717,725
	Bankwell Financial Group, Inc.	1,000	32,500
	Banner Corp.	5,057	282,231
	Bar Harbor Bankshares	10,500	496,965
	BCB Bancorp, Inc.	11,300	146,900
	BNC Bancorp	12,456	397,346
	Boston Private Financial Holdings, Inc.	10,000	165,500
	BSB Bancorp, Inc.*	23,800	689,010
	C&F Financial Corp.	2,400	119,640
	Camden National Corp.	8,779	390,227
	Capital City Bank Group, Inc.	81,250	1,664,000
	Cardinal Financial Corp.	24,478	802,634
	Central Pacific Financial Corp.	47,100	1,479,882
	Central Valley Community Bancorp	51,000	1,017,960
	Centrue Financial Corp.*	4,000	87,680
	Century Bancorp, Inc., Class A	14,300	858,000
	Chemung Financial Corp.+	3,000	109,050
	Civista Bancshares, Inc.	19,921	387,065
	CNB Financial Corp.+	70,800	1,893,192
	Codorus Valley Bancorp, Inc.	4,397	125,766
	Community Bankers Trust Corp.*	25,000	181,250

Industry	Company	Shares	Value

Commercial Banks (continued)
	Community Financial Corp. (The)+	3,840	$106,560
	Community Trust Bancorp, Inc.	32,500	1,612,000
	ConnectOne Bancorp, Inc.	40,000	1,038,000
	Eastern Virginia Bankshares, Inc.	25,751	269,098
	Enterprise Bancorp, Inc.	53,175	1,997,253
	Evans Bancorp, Inc.	9,000	283,950
	Farmers Capital Bank Corp.	30,400	1,278,320
	Farmers National Banc Corp.	150	2,130
	Financial Institutions, Inc.	40,300	1,378,260
	First BanCorp Puerto Rico*	364,100	2,406,701
	First BanCorp Southern Pines NC	102,856	2,791,512
	First Bancorp, Inc.	19,550	647,105
	First Bancshares, Inc. (The)	14,715	404,663
	First Busey Corp.	37,798	1,163,422
	First Business Financial Services, Inc.	14,100	334,452
	First Commonwealth Financial Corp.	121,200	1,718,616
	First Community Bancshares, Inc.	61,300	1,847,582
	First Connecticut Bancorp, Inc.	4,800	108,720
	First Financial Corp.	38,830	2,050,224
	First Internet Bancorp+	1,200	38,400
	First Interstate BancSystem, Inc., Class A+	84,600	3,599,730
	First Merchants Corp.	41,000	1,543,650
	First Midwest Bancorp, Inc.	115,900	2,924,157
	First of Long Island Corp. (The)	27,000	770,850
	First United Corp.*	3,000	47,850
	First US Bancshares, Inc.+	3,000	33,450
	Flushing Financial Corp.	43,300	1,272,587
	German American Bancorp, Inc.	500	26,305
	Great Southern Bancorp, Inc.	39,850	2,177,802
	Green Bancorp, Inc.*+	100,000	1,520,000
	Heartland Financial USA, Inc.	26,950	1,293,600
	Heritage Financial Corp.	60,102	1,547,626
	Heritage Oaks Bancorp	127,600	1,573,308
	HomeTrust Bancshares, Inc.*	50,000	1,295,000
	Horizon Bancorp	35,695	999,460
	Independent Bank Group, Inc.	17,787	1,109,909

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	International Bancshares Corp.	64,600	$2,635,680
	Lakeland Bancorp, Inc.	104,940	2,046,330
	Landmark Bancorp, Inc.	2,205	61,806
	LCNB Corp.	1,500	34,875
	LegacyTexas Financial Group, Inc.	20,000	861,200
	Mackinac Financial Corp.+	13,400	180,498
	MainSource Financial Group, Inc.	41,765	1,436,716
	MBT Financial Corp.	62,011	703,825
	Mercantile Bank Corp.	2,000	75,400
	Middleburg Financial Corp.	22,463	780,589
	MidSouth Bancorp, Inc.	16,000	217,600
	MidWestOne Financial Group, Inc.	23,300	876,080
	MutualFirst Financial, Inc.	700	23,170
	National Bankshares, Inc.+	1,000	43,450
	National Commerce Corp.*+	10,000	371,500
	NBT Bancorp, Inc.	11,434	478,856
	Northrim BanCorp, Inc.	24,073	760,707
	Norwood Financial Corp.+	1,000	33,140
	OFG Bancorp	75,000	982,500
	Old Line Bancshares, Inc.	8,050	193,039
	Old Second Bancorp, Inc.	30,050	332,052
	Opus Bank	5,000	150,250
	Orrstown Financial Services, Inc.	28,000	627,200
	Pacific Continental Corp.	56,600	1,236,710
	Park Sterling Corp.	50,298	542,715
	Parke Bancorp, Inc.	1,320	26,598
	Peapack Gladstone Financial Corp.	4,968	153,412
	Peoples Bancorp of North Carolina, Inc.	4,800	120,336
	Peoples Bancorp, Inc.	29,850	968,931
	Peoples Financial Services Corp.+	2,600	126,620
	Preferred Bank	21,200	1,111,304
	Premier Financial Bancorp, Inc.	28,672	576,307
	QCR Holdings, Inc.	27,300	1,182,090
	Renasant Corp.	88,004	3,715,529
	Republic Bancorp, Inc., Class A	25,700	1,016,178
	S&T Bancorp, Inc.	20,700	808,128
	Salisbury Bancorp, Inc.+	1,183	44,362
	Sandy Spring Bancorp, Inc.	14,300	571,857
	SB Financial Group, Inc.+	28,952	464,680
	Shore Bancshares, Inc.	60,400	921,100
	Sierra Bancorp	59,400	1,579,446

Industry	Company	Shares	Value

Commercial Banks (continued)
	Southern National Bancorp of Virginia, Inc.	35,000	$571,900
	Stonegate Bank	29,000	1,210,170
	Summit State Bank+	5,000	75,000
	Sussex Bancorp	15,000	313,500
	Tompkins Financial Corp.	8,400	794,136
	TowneBank	743	24,705
	TriCo Bancshares	200	6,836
	TriState Capital Holdings, Inc.*	51,760	1,143,896
	Triumph Bancorp, Inc.*	11,600	303,340
	Trustmark Corp.	20,800	741,520
	Two River Bancorp	34,300	511,756
	Union Bankshares Corp.	84,148	3,007,450
	Univest Corp. of Pennsylvania	49,415	1,526,924
	WesBanco, Inc.	66,385	2,858,538
	Westbury Bancorp, Inc.*	1,000	20,700
	Western New England Bancorp, Inc.	83,312	778,967
	Xenith Bankshares, Inc.*+	26,522	747,920

			103,201,925

Commercial Services & Supplies - 3.10%
	ACCO Brands Corp.*	339,800	4,434,390
	Acme United Corp.	2,000	51,160
	Ascent Capital Group, Inc., Class A*	5,000	81,300
	Command Security Corp.*+	17,800	48,950
	Ecology & Environment, Inc., Class A	2,811	29,656
	Ennis, Inc.+	149,265	2,589,748
	Heritage-Crystal Clean, Inc.*	14,246	223,662
	Huron Consulting Group, Inc.*	9,100	460,915
	James River Group Holdings, Ltd.	65,600	2,725,680
	Kelly Services, Inc., Class A	68,400	1,567,728
	McGrath RentCorp	93,000	3,644,670
	Quad/Graphics, Inc.	25,000	672,000
	RCM Technologies, Inc.	4,000	25,440
	TRC Cos., Inc.*	51,400	544,840
	Versar, Inc.*	35,000	48,300
	Viad Corp.	57,894	2,553,125
	Willdan Group, Inc.*	1,600	36,144

			19,737,708
Communications Equipment - 1.83%
	Bel Fuse, Inc., Class B	63,600	1,965,240
	Black Box Corp.	42,275	644,694

24	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Communications Equipment (continued)
	Blonder Tongue Laboratories*	17,859	$8,215
	Comtech Telecommunications Corp.	40,000	474,000
	DASAN Zhone Solutions, Inc.*	34,000	33,449
	Digi International, Inc.*	30,325	416,969
	Finisar Corp.*	68,000	2,058,360
	Harmonic, Inc.*	600	3,000
	KVH Industries, Inc.*	18,200	214,760
	NETGEAR, Inc.*	101,900	5,538,265
	PC-Tel, Inc.	56,000	301,280

			11,658,232

Computers & Peripherals - 0.00%
	Concurrent Computer Corp.	3,400	18,190
	Datalink Corp.*	500	5,630

			23,820

Construction & Engineering - 2.10%
	Aegion Corp.*	120,300	2,851,110
	Goldfield Corp. (The)*	114,000	581,400
	Great Lakes Dredge & Dock Corp.*	167,000	701,400
	IES Holdings, Inc.*	3,600	68,940
	KB Home+	134,700	2,129,607
	MasTec, Inc.*	63,500	2,428,875
	MYR Group, Inc.*	25,000	942,000
	Northwest Pipe Co.*	1,000	17,220
	Orion Group Holdings, Inc.*	37,072	368,866
	Sterling Construction Co., Inc.*	35,000	296,100
	TimkenSteel Corp.*	20,000	309,600
	Tutor Perini Corp.*	96,200	2,693,600

			13,388,718

Consumer Finance - 1.01%
	Consumer Portfolio
	Services, Inc.*	116,650	597,248
	Encore Capital Group, Inc.*+	16,000	458,400
	EZCORP, Inc., Class A*	26,100	277,965
	Green Dot Corp., Class A*	56,900	1,339,995
	Nelnet, Inc., Class A	26,900	1,365,175
	Nicholas Financial, Inc.*	50,200	596,878
	Regional Management Corp.*	52,100	1,369,188
	World Acceptance Corp.*+	7,000	449,960

			6,454,809

Distributors - 0.20%
	AMCON Distributing Co.	1,350	155,655

Industry	Company	Shares	Value

Distributors (continued)
	Essendant, Inc.	20,000	$418,000
	VOXX International Corp.*	83,064	390,401
	Weyco Group, Inc.	9,900	309,870

			1,273,926

Diversified Consumer Services - 0.63%
	American Public Education, Inc.*	13,000	319,150
	DeVry Education Group, Inc.	39,000	1,216,800
	K12, Inc.*	59,600	1,022,736
	Lincoln Educational Services Corp.*	134,605	258,442
	Regis Corp.*	83,250	1,208,790

			4,025,918

Diversified Financial Services - 0.79%
	Enova International, Inc.*	45,000	564,750
	FNFV Group*	10,000	137,000
	GAIN Capital Holdings, Inc.	146,000	960,680
	Marlin Business Services Corp.	15,775	329,698
	NewStar Financial, Inc.*	15,000	138,750
	PHH Corp.*	73,300	1,111,228
	Sterling Bancorp	47,576	1,113,278
	Summit Financial Group, Inc.+	11,500	316,595
	Tiptree Financial, Inc., Class A	56,200	345,630

			5,017,609

Diversified Telecommunication Services - 0.82%
	Alaska Communications
	Systems Group, Inc.*	344,187	564,467
	Hawaiian Telcom Holdco, Inc.*	17,600	436,128
	Iridium Communications, Inc.*+	392,125	3,764,400
	Windstream Holdings, Inc.+	62,000	454,460

			5,219,455

Electrical Equipment - 0.89%
	Broadwind Energy, Inc.*	26,075	105,473
	Encore Wire Corp.	6,500	281,775
	General Cable Corp.	120,000	2,286,000
	Highpower International, Inc.*	25,922	60,917
	II-VI, Inc.*	63,404	1,879,929
	Powell Industries, Inc.	25,000	975,000
	Preformed Line Products Co.	1,200	69,744

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
	Ultralife Corp.*	8,350	$41,332

			5,700,170

Electronic Equipment, Instruments & Components - 3.20%
	Benchmark Electronics, Inc.*	121,800	3,714,900
	Electro Scientific Industries, Inc.*	15,000	88,800
	Fabrinet*	29,150	1,174,745
	Insight Enterprises, Inc.*	44,883	1,815,069
	Iteris, Inc.*	65,000	236,600
	Kemet Corp.*	81,500	540,345
	Key Tronic Corp.*	30,500	238,510
	Kimball Electronics, Inc.*	59,100	1,075,620
	PCM, Inc.*	82,175	1,848,938
	Plexus Corp.*	500	27,020
	Sanmina Corp.*	149,100	5,464,515
	ScanSource, Inc.*	10,000	403,500
	SMTC Corp.*	13,500	20,655
	TTM Technologies, Inc.*	219,402	2,990,449
	Vishay Precision Group, Inc.*	31,667	598,506
	Wayside Technology Group, Inc.	7,200	134,640

			20,372,812

Energy Equipment & Services - 1.48%
	CARBO Ceramics, Inc.*+	500	5,230
	ENGlobal Corp.*	55,878	133,548
	Era Group, Inc.*	33,300	565,101
	Gulf Island Fabrication, Inc.	15,000	178,500
	Natural Gas Services Group, Inc.*	75,888	2,439,799
	Newpark Resources, Inc.*	51,000	382,500
	Parker Drilling Co.*	493,630	1,283,438
	PHI, Inc.*	3,750	67,575
	Pioneer Energy Services Corp.*	163,700	1,121,345
	SEACOR Holdings, Inc.*	30,200	2,152,656
	Unit Corp.*	40,700	1,093,609

			9,423,301

Food & Staples Retailing - 2.08%
	Andersons, Inc. (The)	94,700	4,233,090
	Ingles Markets, Inc., Class A	92,805	4,463,920
	SpartanNash Co.	78,682	3,111,086
	Village Super Market, Inc., Class A	1,100	33,990
	Weis Markets, Inc.	20,700	1,383,588

			13,225,674

Industry	Company	Shares	Value

Food Products - 0.68%
	Alico, Inc.	8,100	$219,915
	Dean Foods Co.	16,600	361,548
	Omega Protein Corp.*	123,650	3,097,432
	S&W Seed Co.*	10,000	46,000
	Seneca Foods Corp., Class A*	14,650	586,732

			4,311,627

Health Care Equipment & Supplies - 0.39%
	AngioDynamics, Inc.*	52,000	877,240
	Electromed, Inc.*	10,000	38,800
	Exactech, Inc.*	17,500	477,750
	FONAR Corp.*	2,000	38,300
	Halyard Health, Inc.*	27,000	998,460
	Kewaunee Scientific Corp.	2,500	61,125

			2,491,675

Health Care Providers & Services - 1.54%
	Amedisys, Inc.*	14,210	605,772
	Five Star Quality Care, Inc.*	141,650	382,455
	Healthways, Inc.*	24,500	557,375
	InfuSystems Holdings, Inc.*	70,178	178,954
	Kindred Healthcare, Inc.	106,700	837,595
	LHC Group, Inc.*	500	22,850
	Magellan Health, Inc.*	27,125	2,041,156
	National Healthcare Corp.	8,920	676,047
	Nobilis Health Corp.*	20,000	42,000
	PharMerica Corp.*	5,300	133,295
	Select Medical Holdings Corp.*	170,000	2,252,500
	Triple-S Management Corp., Class B*	102,100	2,113,470

			9,843,469

Hotels, Restaurants & Leisure - 2.44%
	Caesars Entertainment Corp.*+	95,000	807,500
	Century Casinos, Inc.*	79,200	651,816
	Del Frisco’s Restaurant Group, Inc.*	25,000	425,000
	Del Taco Restaurants, Inc.*	10,000	141,200
	Eldorado Resorts, Inc.*+	15,000	254,250
	Flanigan’s Enterprises, Inc.+	2,500	60,875
	Golden Entertainment, Inc.	10,000	121,100
	International Speedway Corp., Class A	75,760	2,787,968
	Intrawest Resorts Holdings, Inc.*	25,000	446,250
	Luby’s, Inc.*	155,800	666,824
	Marcus Corp. (The)	136,454	4,298,301

26	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Monarch Casino & Resort, Inc.*	22,300	$574,894
	Nevada Gold & Casinos, Inc.*	10,000	18,500
	Peak Resorts, Inc.	93,600	519,480
	Red Lion Hotels Corp.*	80,695	673,803
	Ruby Tuesday, Inc.*	333,800	1,078,174
	Speedway Motorsports, Inc.	93,963	2,036,178

			15,562,113

Household Durables - 1.30%
	Bassett Furniture Industries, Inc.	52,959	1,609,954
	CSS Industries, Inc.	68,558	1,855,865
	Flexsteel Industries, Inc.	10,500	647,535
	Hooker Furniture Corp.	15,000	569,250
	Lifetime Brands, Inc.	51,499	914,107
	NACCO Industries, Inc., Class A	16,450	1,489,548
	P&F Industries, Inc., Class A	492	4,069
	UCP, Inc., Class A*	16,700	201,235
	ZAGG, Inc.*	144,000	1,022,400

			8,313,963

Household Products - 1.07%
	Central Garden & Pet Co., Class A*	221,400	6,841,260

Insurance - 8.96%
	1347 Property Insurance
	Holdings, Inc.*	17,500	136,500
	Ambac Financial Group, Inc.*	45,000	1,012,500
	American Equity Investment
	Life Holding Co.	30,250	681,835
	AMERISAFE, Inc.	56,500	3,522,775
	Argo Group International Holdings Ltd.	22,865	1,506,804
	Baldwin & Lyons, Inc., Class B	43,700	1,101,240
	Blue Capital Reinsurance Holdings, Ltd.	11,127	205,293
	Citizens, Inc.*+	14,800	145,336
	Donegal Group, Inc., Class A	74,100	1,295,268
	eHealth, Inc.*	15,000	159,750
	EMC Insurance Group, Inc.	39,025	1,171,140
	Employers Holdings, Inc.	75,900	3,005,640
	FBL Financial Group, Inc., Class A+	45,666	3,568,798
	Federated National Holding Co.	38,012	710,444
	Fidelity & Guaranty Life+	45,000	1,066,500

Industry	Company	Shares	Value

Insurance (continued)
	First Acceptance Corp.*	145,000	$150,800
	Hallmark Financial Services, Inc.*	50,158	583,338
	HCI Group, Inc.+	20,000	789,600
	Heritage Insurance Holdings, Inc.	20,000	313,400
	Horace Mann Educators Corp.	74,950	3,207,860
	Independence Holding Co.	14,950	292,272
	Infinity Property & Casualty Corp.	9,200	808,680
	Investors Title Co.	1,000	158,180
	Kansas City Life Insurance Co.	24,900	1,182,750
	Kingstone Cos., Inc.+	4,000	55,000
	Maiden Holdings, Ltd.	167,450	2,922,002
	MBIA, Inc.*	102,800	1,099,960
	National Security Group, Inc. (The)	200	3,500
	National Western Life
	Group, Inc., Class A	5,350	1,662,780
	Navigators Group, Inc. (The)	37,650	4,433,288
	NMI Holdings, Inc., Class A*	185,000	1,970,250
	OneBeacon Insurance
	Group Ltd., Class A	151,400	2,429,970
	Safety Insurance Group, Inc.	31,800	2,343,660
	Selective Insurance Group, Inc.	50,100	2,156,805
	State Auto Financial Corp.	46,436	1,244,949
	State National Cos, Inc.	50,500	699,930
	Stewart Information Services Corp.	68,350	3,149,568
	Third Point Reinsurance Ltd.*+	100,500	1,160,775
	United Fire Group, Inc.	60,900	2,994,453
	United Insurance Holdings Corp.	53,400	808,476
	Universal Insurance
	Holdings, Inc.	40,600	1,153,040

			57,065,109

Internet & Catalog Retail - 0.12%
	CafePress, Inc.*	43,400	127,596
	FTD Cos., Inc.*	27,160	647,494

			775,090

Internet Software & Services - 0.46%
	Autobytel, Inc.*	600	8,070
	Blucora, Inc.*	65,500	966,125
	Liquidity Services, Inc.*	37,350	364,162
	Marchex, Inc., Class B*	167,169	442,998
	MeetMe, Inc.*+	41,731	205,734

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services (continued)
	RetailMeNot, Inc.*	30,000	$279,000
	Sohu.com, Inc.*+	17,500	593,075
	Synacor, Inc.*	15,000	46,500

			2,905,664

IT Services - 1.55%
	CIBER, Inc.*	501	317
	Computer Task Group, Inc.	72,400	304,804
	Edgewater Technology, Inc.*	11,710	87,825
	Engility Holdings, Inc.*	31,650	1,066,605
	ManTech International Corp., Class A	78,882	3,332,764
	NCI, Inc., Class A	60,700	846,765
	NeuStar, Inc., Class A*+	61,481	2,053,465
	PRGX Global, Inc.*	97,300	574,070
	Sykes Enterprises, Inc.*	56,750	1,637,805

			9,904,420

Leisure Equipment & Products - 0.50%
	JAKKS Pacific, Inc.*+	129,100	664,865
	Johnson Outdoors, Inc., Class A	63,850	2,534,206

			3,199,071

Machinery - 2.41%
	American Railcar Industries, Inc.+	10,000	452,900
	Ampco-Pittsburgh Corp.	64,005	1,072,084
	Art’s-Way Manufacturing Co. Inc.*	5,000	17,000
	Babcock & Wilcox Enterprises, Inc.*	10,000	165,900
	Briggs & Stratton Corp.	169,450	3,771,957
	Chart Industries, Inc.*	48,000	1,728,960
	Chicago Rivet & Machine Co.	1,000	41,600
	Cleantech Solutions International, Inc.*+	22,500	14,850
	Columbus McKinnon Corp.	33,800	913,952
	Eastern Co. (The)	20,104	420,174
	FreightCar America, Inc.	700	10,451
	Hardinge, Inc.	82,600	915,208
	Hurco Companies, Inc.	11,015	364,596
	Hyster-Yale Materials Handling, Inc.	2,700	172,179
	Kennametal, Inc.	24,000	750,240
	L.B. Foster Co., Class A	100	1,360
	L.S. Starrett Co. (The), Class A	23,900	222,270
	NN, Inc.	47,500	904,875
	Park-Ohio Holdings Corp.	10,000	426,000
	SPX FLOW, Inc.*	20,000	641,200

Industry	Company	Shares	Value

Machinery (continued)
	Supreme Industries, Inc., Class A	30,450	$478,065
	TriMas Corp.*	19,500	458,250
	Wabash National Corp.	87,000	1,376,340
	WSI Industries, Inc.+	1,000	3,050

			15,323,461

Marine - 1.34%
	Dorian LPG, Ltd.*+	170,954	1,403,532
	Frontline, Ltd.+	30,500	216,855
	International Seaways, Inc.*	400	5,615
	Navios Maritime Acquisition Corp.	406,200	690,540
	Nordic American Tankers Ltd.+	149,400	1,254,960
	Overseas Shipholding Group, Inc., Class A	1,200	4,596
	Scorpio Tankers, Inc.	580,000	2,627,400
	Ship Finance International, Ltd.+	95,500	1,418,175
	Teekay Tankers, Ltd., Class A	410,010	926,623

			8,548,296

Media - 1.88%
	Entercom Communications Corp., Class A	122,405	1,872,797
	Eros International PLC*+	91,000	1,187,550
	Gannett Co., Inc.	45,000	436,950
	Global Sources, Ltd.*+	5,000	44,250
	Harte-Hanks, Inc.	500	755
	McClatchy Co. (The), Class A*	15,432	203,394
	New Media Investment Group, Inc.	78,600	1,256,814
	Reading International, Inc., Class A*	70,400	1,168,640
	Saga Communications, Inc., Class A	2,250	113,175
	Salem Media Group, Inc.	38,600	241,250
	Scholastic Corp.	75,950	3,606,866
	Time, Inc.	26,350	470,348
	Townsquare Media, Inc., Class A*	130,044	1,353,758

			11,956,547

Metals & Mining - 2.57%
	Carpenter Technology Corp.	50,400	1,822,968
	Coeur Mining, Inc.*	179,700	1,633,473
	Ferroglobe PLC	10,000	108,300
	Gold Resource Corp.	20,000	87,000
	Handy & Harman, Ltd.*	30,300	774,165

28	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Metals & Mining (continued)
	Haynes International, Inc.	22,200	$954,378
	Hecla Mining Co.+	749,000	3,924,760
	Kaiser Aluminum Corp.	17,200	1,336,268
	Materion Corp.	71,700	2,839,320
	Olympic Steel, Inc.	22,300	540,329
	Schnitzer Steel Industries, Inc., Class A	66,500	1,709,050
	Stillwater Mining Co.*	24,465	394,131
	Synalloy Corp.*	5,000	54,750
	Universal Stainless & Alloy Products, Inc.*	16,250	219,538

			16,398,430

Multiline Retail - 0.32%
	Fred’s, Inc., Class A+	108,450	2,012,832

Oil, Gas & Consumable Fuels - 7.66%
	Adams Resources & Energy, Inc.	11,600	459,940
	Alon USA Energy, Inc.+	195,600	2,225,928
	Approach Resources, Inc.*+	72,174	241,783
	Archrock, Inc.	20,000	264,000
	Ardmore Shipping Corp.+	123,988	917,511
	Bill Barrett Corp.*+	50,500	352,995
	California Resources Corp.*+	53,400	1,136,886
	Callon Petroleum Co.*	122,200	1,878,214
	Clayton Williams Energy, Inc.*+	61,100	7,286,786
	Cloud Peak Energy, Inc.*+	1,000	5,610
	Delek US Holdings, Inc.	60,000	1,444,200
	Denbury Resources, Inc.*+	98,000	360,640
	DHT Holdings, Inc.+	261,800	1,083,852
	Earthstone Energy, Inc.*	4,000	54,960
	EP Energy Corp., Class A*+	50,000	327,500
	Forum Energy Technologies, Inc.*	75,000	1,650,000
	GasLog Ltd.+	38,700	623,070
	Gran Tierra Energy, Inc.*	527,700	1,593,654
	Green Plains, Inc.	51,450	1,432,882
	Hallador Energy Co.	71,600	650,844
	Independence Contract Drilling, Inc.*	108,081	724,143
	ION Geophysical Corp.*	9,333	55,998
	Matador Resources Co.*+	59,500	1,532,720
	McDermott International, Inc.*+	857,000	6,333,230
	Mitcham Industries, Inc.*	5,000	20,750
	MRC Global, Inc.*	138,020	2,796,285
	New Concept Energy, Inc.*	3,600	7,776
	Northern Oil and Gas, Inc.*+	15,000	41,250

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	Oasis Petroleum, Inc.*	213,000	$3,224,820
	Oil States International, Inc.*	18,000	702,000
	Pacific Ethanol, Inc.*+	800	7,600
	Renewable Energy Group, Inc.*+	348,319	3,378,694
	REX American Resources Corp.*	25,250	2,493,438
	Ring Energy, Inc.*	28,300	367,617
	SM Energy Co.	22,000	758,560
	SunCoke Energy, Inc.*	10,700	121,338
	Synergy Resources Corp.*+	100,000	891,000
	TETRA Technologies, Inc.*	269,900	1,354,898
	W&T Offshore, Inc.*	600	1,662

			48,805,034

Paper & Forest Products - 0.80%
	Clearwater Paper Corp.*	16,182	1,060,730
	Mercer International, Inc.	89,950	957,968
	PH Glatfelter Co.	129,500	3,093,755

			5,112,453

Personal Products - 0.22%
	Mannatech, Inc.	25,700	521,710
	Natural Alternatives International, Inc.*	6,000	67,800
	Nutraceutical International Corp.	23,250	812,588

			1,402,098

Pharmaceuticals - 0.02%
	Cumberland Pharmaceuticals, Inc.*	20,300	111,650

Professional Services - 2.75%
	CBIZ, Inc.*	128,300	1,757,710
	CRA International, Inc.	51,000	1,866,600
	FTI Consulting, Inc.*	56,500	2,547,020
	Heidrick & Struggles International, Inc.	55,440	1,338,876
	ICF International, Inc.*	35,000	1,932,000
	Navigant Consulting, Inc.*	215,900	5,652,262
	RPX Corp.*	105,596	1,140,437
	SPAR Group, Inc.*	1,500	1,500
	TrueBlue, Inc.*	2,750	67,788
	VSE Corp.	31,660	1,229,674

			17,533,867

Real Estate Management & Development - 0.48%
	AV Homes, Inc.*	7,500	118,500
	Forestar Group, Inc.*	100,500	1,336,650

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Real Estate Management & Development (continued)
	Griffin Industrial Realty, Inc.	4,000	$126,920
	RE/MAX Holdings, Inc., Class A	26,900	1,506,400

			3,088,470

Road & Rail - 0.93%
	ArcBest Corp.	40,400	1,117,060
	Celadon Group, Inc.+	2,900	20,735
	Covenant Transportation Group, Inc., Class A*	80,650	1,559,771
	Greenbrier Companies., Inc. (The)+	22,100	918,255
	Marten Transport, Ltd.	60,466	1,408,858
	PAM Transportation Services, Inc.*	27,527	715,151
	USA Truck, Inc.*	21,435	186,699

			5,926,529

Semiconductors & Semiconductor Equipment - 2.05%
	Alpha & Omega Semiconductor, Ltd.*	161,905	3,443,719
	Amkor Technology, Inc.*	255,200	2,692,360
	AXT, Inc.*	25,000	120,000
	Brooks Automation, Inc.	500	8,535
	Cohu, Inc.	30,000	417,000
	Diodes, Inc.*	44,400	1,139,748
	GigPeak, Inc.*	65,000	163,800
	inTEST Corp.*	54,500	250,700
	IXYS Corp.	39,000	464,100
	Kulicke & Soffa Industries, Inc.*	100,300	1,599,785
	Photronics, Inc.*	171,470	1,937,611
	Sigma Designs, Inc.*	3,800	22,800
	Ultra Clean Holdings, Inc.*	57,000	552,900
	Xcerra Corp.*	30,000	229,200

			13,042,258

Software - 0.72%
	Ebix, Inc.+	40,000	2,282,000
	GSE Systems, Inc.*	22,500	78,750
	Mind CTI Ltd.	500	1,220
	Net 1 UEPS Technologies, Inc.*	171,100	1,964,228
	NetSol Technologies, Inc.*	16,680	86,736
	Network-1 Technologies, Inc.*	50,000	170,000

			4,582,934

Specialty Retail - 4.47%
	Barnes & Noble Education, Inc.*	50,560	579,923
	Barnes & Noble, Inc.	114,000	1,271,100

Industry	Company	Shares	Value

Specialty Retail (continued)
	Big 5 Sporting Goods Corp.	119,603	$2,075,112
	Caleres, Inc.	30,000	984,600
	Children’s Place, Inc. (The)	17,900	1,807,005
	Christopher & Banks Corp.*	200	468
	Citi Trends, Inc.	76,150	1,434,666
	Destination Maternity Corp.+	2,200	11,374
	Express, Inc.*	37,000	398,120
	Finish Line, Inc. (The), Class A	103,000	1,937,430
	FirstCash, Inc.	71,484	3,359,748
	Genesco, Inc.*	30,000	1,863,000
	Group 1 Automotive, Inc.	13,000	1,013,220
	Guess?, Inc.+	87,000	1,052,700
	Haverty Furniture Cos., Inc.	30,300	718,110
	hhgregg, Inc.*+	38,500	55,055
	Kirkland’s, Inc.*	7,400	114,774
	New York & Co., Inc.*	125,700	285,339
	Pier 1 Imports, Inc.	50,000	427,000
	Rent-A-Center, Inc.	800	9,000
	Sears Hometown & Outlet Stores, Inc.*	10,000	47,000
	Shoe Carnival, Inc.	57,500	1,551,350
	Sonic Automotive, Inc., Class A	73,500	1,683,150
	Stage Stores, Inc.	245	1,071
	Stein Mart, Inc.	60,800	333,184
	Systemax, Inc.	21,000	184,170
	Tilly’s, Inc., Class A*	79,900	1,053,881
	Trans World Entertainment Corp.*	30,000	97,500
	TravelCenters of America LLC*	189,850	1,347,935
	Vitamin Shoppe, Inc.*	35,000	831,250
	West Marine, Inc.*	86,000	900,420
	Zumiez, Inc.*+	48,400	1,057,540

			28,486,195

Textiles, Apparel & Luxury Goods - 0.91%
	Abercrombie & Fitch Co.,
	Class A	63,000	756,000
	Delta Apparel, Inc.*	23,700	491,301
	Movado Group, Inc.	25,600	736,000
	Perry Ellis International, Inc.*	135,184	3,367,433
	Rocky Brands, Inc.	30,450	351,698
	Unifi, Inc.*	2,800	91,364

			5,793,796

Thrifts & Mortgage Finance - 3.80%
	Astoria Financial Corp.	120,900	2,254,785
	Berkshire Hills Bancorp, Inc.	55,570	2,047,755
	Brookline Bancorp, Inc.	30,000	492,000

30	Semi-Annual Report | December 31, 2016 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	Charter Financial Corp.	12,500	$208,375
	Citizens Community Bancorp, Inc.	17,500	217,525
	Entegra Financial Corp.*	12,000	247,200
	ESSA Bancorp, Inc.	35,000	550,200
	Federal Agricultural Mortgage Corp., Class C	9,700	555,519
	First Defiance Financial Corp.	29,150	1,479,071
	First Financial Northwest, Inc.	26,400	521,136
	Hingham Institution for Savings	1,143	224,920
	Home Bancorp, Inc.	15,597	602,200
	HomeStreet, Inc.*	54,000	1,706,400
	HopFed Bancorp, Inc.	23,500	316,310
	Lake Sunapee Bank Group	2,000	47,180
	Meta Financial Group, Inc.	20,078	2,066,026
	Nationstar Mortgage Holdings, Inc.*+	35,000	632,100
	Ocwen Financial Corp.*+	50,000	269,500
	Provident Financial Holdings, Inc.	53,710	1,086,016
	Provident Financial Services, Inc.	67,400	1,907,420
	Prudential Bancorp, Inc.	957	16,384
	Riverview Bancorp, Inc.	72,478	507,346
	Security National Financial Corp., Class A*	13,671	88,862
	SI Financial Group, Inc.	30,000	462,000
	Territorial Bancorp, Inc.	21,900	719,196
	Timberland Bancorp, Inc.	32,000	661,120
	TrustCo Bank Corp.	20,000	175,000
	United Community Bancorp	10,000	167,000
	United Community Financial Corp.	163	1,457
	United Financial Bancorp, Inc.	10,000	181,600
	Walker & Dunlop, Inc.*	48,175	1,503,060
	Waterstone Financial, Inc.	15,000	276,000
	WSFS Financial Corp.	43,000	1,993,050

			24,183,713

Trading Companies & Distributors - 1.66%
	AeroCentury Corp.*	4,300	40,635
	Aircastle, Ltd.	30,000	625,500
	CAI International, Inc.*	37,100	321,657
	General Finance Corp.*	135,064	749,605
	Houston Wire & Cable Co.	46,100	299,650
	Kaman Corp.	16,500	807,345
	Rush Enterprises, Inc.,
	Class A*	48,600	1,550,340

Industry	Company	Shares	Value

Trading Companies & Distributors (continued)
	Rush Enterprises, Inc., Class B*	41,700	$1,287,279
	Titan Machinery, Inc.*+	75,500	1,100,035
	Veritiv Corp.*	46,133	2,479,649
	Willis Lease Finance Corp.*	50,950	1,303,301

			10,564,996

Wireless Telecommunication Services - 0.36%
	Spok Holdings, Inc.	111,100	2,305,325

TOTAL COMMON STOCKS - 100.00%			637,142,697

(Cost $430,262,523)

WARRANTS - 0.00%
	Eagle Bulk Shipping, Inc.,expiring 10/15/21*	8,501	556

TOTAL WARRANTS - 0.00%			556

(Cost $70,770)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.26%
Fidelity Institutional Government Portfolio Institutional Class**	0.43%	46,224,925	46,224,925

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.26%			46,224,925

(Cost $46,224,925)

TOTAL INVESTMENTS - 107.26%			$683,368,178
(Cost $476,558,218)
Liabilities in Excess of Other Assets - (7.26%)			(46,233,779)

NET ASSETS - 100.00%			$637,134,399

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2016.
^	Rate disclosed as of December 31, 2016.
+	This security or a portion of the security is out on loan as of December 31, 2016. Total loaned securities had a value of $44,094,833 as of December 31, 2016.

LLC - Limited Liability Company

PLC - Public Limited Company

www.bridgeway.com	31

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2016 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2016 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$637,142,697	$—	$ —	$637,142,697

Warrants	556	—	—	556

Money Market Fund	—	—	—	—

Investments Purchased with Cash Proceeds from Securities Lending	—	46,224,925	—	46,224,925

TOTAL	$637,143,253	$46,224,925	$ —	$683,368,178

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$709,518,227	$683,368,178

Receivables:

Portfolio securities sold	2,462,783	1,966,269

Fund shares sold	498,491	537,439

Dividends and interest .	556,541	494,479

Prepaid expenses.	58,218	51,233

Total assets	713,094,260	686,417,598

LIABILITIES

Payables:

Portfolio securities purchased	714,101	1,716,190

Fund shares redeemed	695,866	681,997

Due to custodian	-	3,667

Loan payable	1,354,436	284,214

Payable upon return of securities loaned	16,705,785	46,224,925

Accrued Liabilities:

Investment advisory fees.	238,048	220,216

Administration fees	17,101	12,876

Directors’ fees	1,848	1,675

Other	151,053	137,439

Total liabilities	19,878,238	49,283,199

NET ASSETS	$693,216,022	$637,134,399

NET ASSETS REPRESENT

Paid-in capital	$463,185,069	$422,430,342

Undistributed net investment income	29,172	3,215,646

Accumulated net realized gain on investments	10,484,671	4,678,451

Net unrealized appreciation on investments	219,517,110	206,809,960

NET ASSETS	$693,216,022	$637,134,399

Shares of common stock outstanding of $.001 par value*	36,881,235	35,416,827

Net asset value, offering price and redemption price per share	$ 18.80	$ 17.99

Total investments at cost	$490,001,117	$476,558,218

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgeway.com	33

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2016 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$ 4,959,332	$ 4,605,714

Less: foreign taxes withheld	(845)	(500)

Securities lending	224,344	324,098

Total Investment Income	5,182,831	4,929,312

EXPENSES

Investment advisory fees	1,567,570	1,427,780

Administration fees.	83,053	73,000

Accounting fees	77,658	73,528

Transfer agent fees	7,197	7,170

Professional fees	60,330	55,411

Custody fees	9,431	9,173

Blue sky fees	28,100	34,019

Directors’ and officers’ fees	30,195	27,512

Shareholder servicing fees	258,270	227,944

Reports to shareholders	16,906	13,865

Miscellaneous expenses	55,269	50,177

Total Expenses	2,193,979	1,999,579

Less investment advisory fees waived	(312,895)	(286,243)

Net Expenses	1,881,084	1,713,336

NET INVESTMENT INCOME	3,301,747	3,215,976

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized Gain on:

Investments	19,688,560	13,260,539

Change in Unrealized Appreciation (Depreciation) on:

Investments	139,800,005	130,771,610

Net Realized and Unrealized Gain on Investments	159,488,565	144,032,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,790,312	$147,248,125

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2016 (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

OPERATIONS

Net investment income	$ 3,301,747	$ 5,760,972	$ 3,215,976	$ 5,292,328

Net realized gain (loss) on investments	19,688,560	(5,156,734)	13,260,539	(5,787,803)

Net change in unrealized appreciation (depreciation) on investments	139,800,005	(11,917,008)	130,771,610	(12,483,133)

Net increase (decrease) in net assets resulting from operations	162,790,312	(11,312,770)	147,248,125	(12,978,608)

DISTRIBUTIONS:

From net investment income.	(6,191,149)	(4,704,613)	(4,983,381)	(3,274,284)

Net decrease in net assets resulting from distributions	(6,191,149)	(4,704,613)	(4,983,381)	(3,274,284)

SHARE TRANSACTIONS:

Proceeds from sale of shares	43,466,853	267,382,250	47,398,707	280,799,281

Reinvestment of distributions	6,188,289	4,704,241	4,967,930	3,264,234

Cost of shares redeemed	(71,323,826)	(157,150,700)	(63,491,939)	(222,916,519)

Net increase (decrease) in net assets resulting from share transactions	(21,668,684)	114,935,791	(11,125,302)	61,146,996

Net increase in net assets	134,930,479	98,918,408	131,139,442	44,894,104

NET ASSETS:

Beginning of period	558,285,543	459,367,135	505,994,957	461,100,853

End of period*	$693,216,022	$558,285,543	$637,134,399	$505,994,957

SHARES ISSUED & REDEEMED

Issued	2,608,718	19,594,288	2,998,213	21,596,228

Distributions reinvested	328,117	330,354	275,079	240,017

Redeemed	(4,143,767)	(11,488,298)	(3,894,095)	(17,275,572)

Net increase (decrease) in shares	(1,206,932)	8,436,344	(620,803)	4,560,673

Outstanding at beginning of period	38,088,167	29,651,823	36,037,630	31,476,957

Outstanding at end of period	36,881,235	38,088,167	35,416,827	36,037,630

* Including undistributed net investment income of:	$ 29,172	$ 2,918,574	$ 3,215,646	$ 4,983,051

See Notes to Financial Statements.

www.bridgeway.com	35

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE
		Year Ended June 30
	For the Period Ended 12/31/16 (Unaudited)	2016	2015	2014	2013	For the Period Ended 06/30/2012(a)

Net Asset Value, Beginning of Period	$14.66	$15.49	$16.63	$14.11	$11.11	$10.00

Income from Investment Operations:

Net Investment Income(b)	0.09	0.17	0.14	0.11	0.17	0.08
Net Realized and Unrealized Gain (Loss)	4.22	(0.86)	(0.46)	3.58	3.12	1.06

Total from Investment Operations	4.31	(0.69)	(0.32)	3.69	3.29	1.14

Less Distributions to Shareholders from:

Net Investment Income	(0.17)	(0.14)	(0.09)	(0.08)	(0.16)	(0.03)
Net Realized Gain	-	-	(0.73)	(1.09)	(0.13)	-

Total Distributions	(0.17)	(0.14)	(0.82)	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$18.80	$14.66	$15.49	$16.63	$14.11	$11.11

Total Return(c)	29.37%(d)	(4.42%)	(1.48%)	26.89%	30.08%	11.41%(d)

Ratios and Supplemental Data:

Net Assets, End of Period (in 000’s)	$693,216	$558,286	$459,367	$407,192	$260,909	$179,553

Expenses Before Waivers and

Reimbursements	0.70%(e)	0.71%	0.71%	0.71%	0.78%	0.84%(e)

Expenses After Waivers and Reimbursements	0.60%(e)	0.60%	0.60%	0.60%	0.60%	0.60%(e)

Net Investment Income After Waivers and Reimbursements	1.05%(e)	1.17%	0.88%	0.70%	1.36%	0.92%(e)

Portfolio Turnover Rate	8%(d)	24%	25%	31%	34%	8%(d)

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

36	Semi-Annual Report | December 31, 2016 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE
		Year Ended June 30
	For the Period Ended 12/31/16 (Unaudited)	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$14.04	$14.65	$15.54	$12.75	$10.05	$10.68

Income from Investment Operations:

Net Investment Income(a)	0.09	0.16	0.12	0.09	0.15	0.09
Net Realized and Unrealized Gain (Loss)	4.00	(0.66)	(0.42)	3.26	2.68	(0.67)(b)

Total from Investment Operations	4.09	(0.50)	(0.30)	3.35	2.83	(0.58)

Less Distributions to Shareholders from:

Net Investment Income	(0.14)	(0.11)	(0.03)	(0.08)	(0.13)	(0.05)
Net Realized Gain	-	-	(0.56)	(0.48)	-	-

Total Distributions	(0.14)	(0.11)	(0.59)	(0.56)	(0.13)	(0.05)

Net Asset Value, End of Period	$17.99	$14.04	$14.65	$15.54	$12.75	$10.05

Total Return(c)	29.13%(d)	(3.42%)	(1.62%)	26.71%	28.43%	(5.41%)

Ratios and Supplemental Data:

Net Assets, End of Period (in 000’s)	$637,134	$505,995	$461,101	$425,330	$262,088	$127,216

Expenses Before Waivers and Reimbursements	0.70%(e)	0.72%	0.71%	0.71%	0.77%	0.90%

Expenses After Waivers and Reimbursements	0.60%(e)	0.60%	0.60%	0.60%	0.60%	0.60%

Net Investment Income After Waivers and Reimbursements	1.13%(e)	1.20%	0.84%	0.65%	1.34%	0.95%

Portfolio Turnover Rate	9%(d)	29%	30%	25%	34%	26%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of December 31, 2016 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2016, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

38	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Institutional Government Portfolio, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2016 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2016, there were no transfers from Level 1 to Level 2 or from Level 2 to Level 1 in any of the Funds.

Securities Lending  Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$16,035,539	-	$16,035,539	-	$16,035,539	-

Omni Tax-Managed Small-Cap Value
Securities lending	$44,094,833	-	$44,094,833	-	$44,094,833	-

[1]	Securities loaned with a value of $220,866 and $316,508 in Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value, respectively, have been sold and are pending settlement on January 1, 2017.
[2]	Collateral with a value of $16,705,785 and $46,224,925 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2016, the collateral consisted of an institutional Government money market fund.

Use of Estimates in Financial Statements   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties   The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses   Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

40	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Distributions to Shareholders   The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification   Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:   The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2016. Any material change to the expense limitation would require a vote by share-holders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Period Ending 12/31/16

Omni Small-Cap Value*	0.60%	$312,895
Omni Tax-Managed Small-Cap Value*	0.60%	286,243

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation if different. The Omni Small-Cap Value Fund has recoupable expenses of $199,942, $480,284, $561,512 and $312,895 which expire on June 30, 2017, June 30, 2018, June 30, 2019, and December 31, 2019 respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $221,129, $479,218, $547,245 and $286,243 which expire June 30, 2017, June 30, 2018, June 30, 2019 and December 31, 2019 respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2016 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$4,411,801	$1,697,069
Omni Tax-Managed Small-Cap Value	4,739,594	1,948,862

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $665,000, payable in equal monthly installments. During the period ended December 31, 2016,

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $83,053 and $73,000, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 11, 2016, Independent Directors are paid $8,500 per meeting for meeting fees. Prior to November 11, 2016, Independent Directors were paid $7,500 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2016 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$46,123,427	$ -	$67,249,867
Omni Tax-Managed Small-Cap Value	-	47,998,448	-	62,590,361

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)   The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2016, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$237,987,846	$223,061,221
Gross depreciation (excess of tax cost over value)	(18,595,006)	(16,257,654)
Net unrealized appreciation	$219,392,840	$206,803,567
Cost of investments for income tax purposes	$490,125,387	$476,564,611

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs), and partnerships.

42	Semi-Annual Report | December 31, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Classifications of Distributions   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2016 and 2015, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Distributions paid from:
Ordinary Income	$4,704,613	$ 2,478,657	$3,274,284	$ 767,401
Long-Term Capital Gain	-	20,389,241	-	14,502,076
Total	$4,704,613	$22,867,898	$3,274,284	$15,269,477

At June 30, 2016, the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds had net short-term capital loss carryforwards for federal income tax purposes of $9,051,476 and $8,573,286, respectively, which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short-term capital losses.

Components of Accumulated Earnings As of June 30, 2016, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,918,574	$ 4,983,051
Accumulated Net Realized Loss on Investments	(9,051,476)	(8,573,286)
Net Unrealized Appreciation of Investments	79,564,692	76,029,548
Total	$73,431,790	$72,439,313

For the fiscal year June 30, 2016, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$ 293,634	$ 433,310
Undistributed Net Investment Income	(164,911)	(306,858)
Accumulated Net Realized Loss on Investments	(128,723)	(126,452)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 14, 2017. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Euro-dollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2016, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.93%	$1,507,258	62	$4,937	$ 4,723,000
Omni Tax-Managed Small-Cap Value	1.82%	1,812,368	57	5,146	6,406,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2016, Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value had loans outstanding in the amount of $1,351,000 and $283,000, respectively, exclusive of interest payable on the loan.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44	Semi-Annual Report | December 31, 2016 (Unaudited)

OTHER INFORMATION

December 31, 2016 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2016 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

www.bridgeway.com	45

DISCLOSURE OF FUND EXPENSES

December 31, 2016 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2016 and held until December 31, 2016.

Actual Expenses.   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/16	Ending Account Value at 12/31/16	Expense Ratio	Expenses Paid During Period* 7/1/16 - 12/31/16

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,293.70	0.60%	$3.47
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,293.30	0.60%	$3.47
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

46	Semi-Annual Report | December 31, 2016 (Unaudited)

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date 3/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date 3/6/2017

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date 3/6/2017

* Print the name and title of each signing officer under his or her signature.